As filed with the Securities and Exchange Commission on September 22, 2009

Securities Act File No. 333-160673

Investment Company Act File No. 811-07694

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No. 1	☒
Post Effective Amendment No.	☐

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue

New York, New York 10036

(Address of Principal Executive Offices)

(212) 296-6970

(Area Code and Telephone Number)

Stefanie V. Chang Yu, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq.	Stuart M. Strauss, Esq.
Kramer Levin Naftalis & Frankel LLP	Dechert LLP
1177 Avenue of the Americas	1095 Avenue of the Americas
New York, New York 10036	New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price per Unit (1)(2)	Proposed Maximum Aggregate Offering Price (1)(2)	Amount Of Registration Fee
Common Stock, par value $0.01 per share	3,225,807 shares	$10.85	$35,000,000	$1,953.00	(3)

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Net asset value per share of common stock on September 8, 2009.

(3) Includes fee of $55.80 previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY GLOBAL OPPORTUNITY
BOND FUND, INC.

522 Fifth Avenue
New York, New York 10036
(800) 231-2608

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 18, 2009

To the Stockholders of Morgan Stanley Global Opportunity Bond Fund, Inc.:

Notice is hereby given of a Special Meeting of the Stockholders of Morgan Stanley Global Opportunity Bond Fund, Inc. ("Global Opportunity Bond") to be held in Conference Room C, 3rd Floor, 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m., New York time, on November 18, 2009, and any adjournments or postponements thereof (the "Meeting"), for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 19, 2009 (the "Reorganization Agreement"), between Global Opportunity Bond and Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt"), pursuant to which substantially all of the assets of Global Opportunity Bond would be transferred to Emerging Markets Debt and stockholders of Global Opportunity Bond would become stockholders of Emerging Markets Debt receiving shares of common stock of Emerging Markets Debt with a value equal to the value of their holdings in Global Opportunity Bond and Global Opportunity Bond would be dissolved (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting, or any adjournments or postponements thereof.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto, both of which are incorporated herein by reference and form a part of this Notice of Special Meeting of Stockholders. Stockholders of record of Global Opportunity Bond at the close of business on September 4, 2009 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Directors of Global Opportunity Bond recommends you vote in favor of the Reorganization. We urge you to sign, date and mail the enclosed Proxy promptly.

  By: Order of the Board of Directors,

  MARY E. MULLIN
  Secretary

September 23, 2009

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Stockholders of Global Opportunity Bond will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their Proxy Cards or on the enclosed Voting Information Card.

MORGAN STANLEY EMERGING MARKETS
DEBT FUND, INC.

522 Fifth Avenue
New York, New York 10036
(800) 231-2608

Acquisition of the Assets of
Morgan Stanley Global Opportunity Bond Fund, Inc.
By and in Exchange for Shares of Common Stock of
Morgan Stanley Emerging Markets Debt Fund, Inc.

This Proxy Statement and Prospectus is being furnished to stockholders of Morgan Stanley Global Opportunity Bond Fund, Inc. ("Global Opportunity Bond") in connection with an Agreement and Plan of Reorganization, dated June 19, 2009 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Global Opportunity Bond will be transferred to Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt") in exchange for shares of common stock ("common shares") of Emerging Markets Debt and Global Opportunity Bond will be dissolved (the "Reorganization"). As a result of this transaction, stockholders of Global Opportunity Bond will become stockholders of Emerging Markets Debt and will receive common shares of Emerging Markets Debt with an aggregate net asset value ("NAV") equal to the aggregate NAV of their holdings in Global Opportunity Bond. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Global Opportunity Bond and Emerging Markets Debt attached hereto as Exhibit A. The address of Global Opportunity Bond is that of Emerging Markets Debt set forth above. This Proxy Statement also constitutes a Prospectus of Emerging Markets Debt, which is dated September 23, 2009, filed by Emerging Markets Debt with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

Emerging Markets Debt, a Maryland corporation, is a closed-end management investment company whose primary investment objective is to seek a high level of current income and, as a secondary investment objective, seeks capital appreciation. Emerging Markets Debt seeks to achieve its investment objectives through investments primarily in debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers.

This Proxy Statement and Prospectus sets forth concisely information about Emerging Markets Debt that stockholders of Global Opportunity Bond ought to know before voting on the Reorganization. Enclosed and incorporated herein by reference is Emerging Markets Debt's Annual Report for the fiscal year ended December 31, 2008. A Statement of Additional Information, dated September 23, 2009, relating to the Reorganization, described in this Proxy Statement and Prospectus has been filed with the Commission and is also incorporated herein by reference. Such documents, including the Statement of Additional Information, as well as additional information about Emerging Markets Debt and Global Opportunity Bond, have been filed with the Commission and are available upon request without charge by calling (800) 231 2608 (toll-free) or by visiting the Commission's website at www.sec.gov. The common shares of Global Opportunity Bond and Emerging Markets Debt trade on the New York Stock Exchange ("NYSE"). Reports, proxy statements and other information concerning Global Opportunity Bond and Emerging Markets Debt can be inspected at 20 Broad Street, New York, New York 10004.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed on the accuracy or adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated September 23, 2009.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

MORGAN STANLEY GLOBAL OPPORTUNITY
BOND FUND, INC.

522 Fifth Avenue
New York, New York 10036
(800) 231-2608

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 18, 2009

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the stockholders of Morgan Stanley Global Opportunity Bond Fund, Inc., a Maryland corporation ("Global Opportunity Bond"), which is a closed-end, non-diversified management investment company, in connection with the solicitation by the Board of Directors (the "Board") of Global Opportunity Bond of Proxies to be used at the Special Meeting of Stockholders of Global Opportunity Bond to be held in Conference Room C, 3rd Floor, 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m., New York time, on November 18, 2009, and any adjournments or postponements thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about September 23, 2009.

At the Meeting, stockholders of Global Opportunity Bond will consider and vote upon the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 19, 2009 (the "Reorganization Agreement"), between Global Opportunity Bond and Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt" and, together with Global Opportunity Bond, the "Funds"), pursuant to which substantially all of the assets of Global Opportunity Bond will be transferred to Emerging Markets Debt in exchange for shares of common stock ("common shares") of Emerging Markets Debt and Global Opportunity Bond will be dissolved (the "Reorganization"). As a result of the Reorganization, stockholders of Global Opportunity Bond will become stockholders of Emerging Markets Debt and will receive common shares of Emerging Markets Debt equal to the aggregate net asset value ("NAV") of the aggregate NAV of their holdings in Global Opportunity Bond on the date of such Reorganization. The common shares to be issued by Emerging Markets Debt pursuant to the Reorganization (the "Emerging Markets Debt Shares") will be issued at NAV. Further information relating to Global Opportunity Bond and Emerging Markets Debt is set forth herein.

Global Opportunity Bond and Emerging Markets Debt are non-diversified, closed-end management investment companies. It is proposed that, upon approval of the Reorganization, stockholders of Global Opportunity Bond receive Emerging Markets Debt Shares equal to the aggregate NAV of the aggregate NAV of their holdings in Global Opportunity Bond on the date of the Reorganization. The information concerning Global Opportunity Bond and Emerging Markets Debt contained herein has been supplied by Global Opportunity Bond and Emerging Markets Debt, respectively. Each of Global Opportunity Bond and Emerging Markets Debt is referred to herein as a "Fund" and together as the "Funds." The fund resulting from the Reorganization is referred to as the "Combined Fund."

Record Date; Share Information

The Board has fixed the close of business on September 4, 2009 as the record date (the "Record Date") for the determination of the stockholders of Global Opportunity Bond entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 4,085,596 common shares of Global Opportunity Bond issued and outstanding. Stockholders of Global Opportunity Bond on the Record Date are entitled to one vote per common share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding common shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

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Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Abstentions and "broker non-votes" will have the effect of votes against the Reorganization, and "broker non-votes" will not be deemed to be present at the meeting for purposes of determining whether a quorum is present. Broker "non-votes" are common shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Global Opportunity Bond stockholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Global Opportunity Bond, 522 Fifth Avenue, New York, New York 10036; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of common shares of Global Opportunity Bond present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those proxies required to be voted against the Reorganization. Abstentions and "broker non-votes" will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by both Funds, which expenses are expected to approximate $71,025. The expenses will be allocated among Global Opportunity Bond and Emerging Markets Debt in the amounts of $65,492 and $5,533, respectively. Global Opportunity Bond and Emerging Markets Debt will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Global Opportunity Bond or officers and regular employees of Morgan Stanley Investment Management Inc. (the "Adviser") and/or Morgan Stanley Smith Barney, without special compensation therefor. As described below, Global Opportunity Bond will employ Computershare Fund Services, Inc. ("Computershare") to make telephone calls to stockholders of Global Opportunity Bond to remind them to vote. In addition, Global Opportunity Bond may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining stockholders' telephone numbers and providing additional materials upon stockholder request, at an estimated cost of $6,600 and the expenses outlined below.

Stockholders of Global Opportunity Bond will be able to vote their common shares by touchtone telephone or electronically on the Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, stockholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, stockholders will need the number that appears on the Proxy Card.

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In certain instances, Morgan Stanley or Computershare may call stockholders of Global Opportunity Bond to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their common shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a stockholder should vote on any proposal other than to refer to the recommendations of the Board. Global Opportunity Bond has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their common shares in accordance with their instructions. To ensure that the stockholders' instructions have been recorded correctly, stockholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or electronically on the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the stockholder.

Vote Required

Approval of the Reorganization by the stockholders of Global Opportunity Bond requires the affirmative vote of a majority of all votes entitled to be cast by the stockholders of Global Opportunity Bond on the matter. If the Reorganization is not approved by stockholders of Global Opportunity Bond, Global Opportunity Bond will continue in existence and the Board will consider alternative actions.

FEE TABLE

The following table briefly describes the fees and expenses that the stockholders of the Funds bear directly and indirectly from an investment in the Funds. These expenses are deducted from each respective Fund's assets and are based on expenses paid by each Fund for the period ended June 30, 2009. Global Opportunity Bond and Emerging Markets Debt each pays expenses for management of its assets and other services, and those expenses are reflected in the NAV per share of each Fund. The table also sets forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on June 30, 2009, if the Reorganization had been consummated twelve (12) months prior to that date.

	Global Opportunity Bond	Emerging Markets Debt		Combined Fund (Pro Forma)(1)
Annual Fund Operating Expenses (as a percentage of net assets attributable to common shares)
Advisory Fees	1.00%	1.00%		1.00%
Interest Payment on Borrowed Funds(2)	0.38%	0.07%		0.07%
Other Expenses	0.60%	0.18	%(3)	0.18	%(3)
Total Annual Fund Operating Expenses	1.98%	1.25	%(3)	1.25	%(3)

Example

The following example illustrates the expenses that an investor would pay on a $1,000 investment in either Global Opportunity Bond, Emerging Markets Debt or the Combined Fund that is held for the time periods provided in the table. The example assumes that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a stockholder's actual costs may be higher or lower, the tables below show a stockholder's costs at the end of each period based on these assumptions depending upon whether or not a stockholder sold his common shares at the end of each period.

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	Global Opportunity Bond	Emerging Markets Debt	Combined Fund (Pro Forma)
After 1 Year	$20	$13	$13
After 3 Years	$62	$40	$40
After 5 Years	$107	$69	$69
After 10 Years	$231	$151	$151

(1)  Pro forma expenses are calculated based on the assets of the Funds as of June 30, 2009.

(2)  This amount reflects interest rate payments on reverse repurchase agreements representing 0.38%, 0.07% and 0.07% of the net assets of Global Opportunity Bond, Emerging Markets Debt and the Combined Fund, respectively. The use of reverse repurchase agreements beyond this amount would cause this amount to increase accordingly. The amount shown in the table assumes an interest rate of 3.31%, 0.77% and 0.77% for each of Global Opportunity Bond, Emerging Markets Debt and the Combined Fund, respectively. The interest rate costs of any reverse repurchase agreements will vary over time based on market conditions.

(3)  The Adviser has voluntarily agreed to waive receipt of a portion of the administration fee so that the administration fee will not exceed 0.02435% of each of Emerging Markets Debt and the Combined Fund's average net assets plus $24,000 per annum. The Net Annual Expenses taking into account the fee waiver would be 1.21% for each of Emerging Markets Debt and the Combined Fund.

The projected post-Reorganization pro forma Total Annual Fund Operating Expenses and Example presented above represent good faith estimates; however, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of Emerging Markets Debt or the Adviser. Consequently, the Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

The purpose of the foregoing fee table is to assist the stockholder in understanding the various costs and expenses that a stockholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Synopsis—Comparison of Global Opportunity Bond and Emerging Markets Debt—Investment Advisory Fees; and Other Significant Fees" below.

SYNOPSIS

The following is a synopsis of certain information contained in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in this Proxy Statement and Prospectus and the Reorganization Agreement. Stockholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety.

The Reorganization

The Reorganization Agreement provides for the acquisition by Emerging Markets Debt of substantially all of the assets and the assumption of substantially all of the liabilities of Global Opportunity Bond in exchange for newly-issued Emerging Markets Debt Shares. The aggregate NAV of the Emerging Markets Debt Shares issued in the exchange will equal the aggregate value of the net assets of Global Opportunity Bond received by Emerging Markets Debt. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Global Opportunity Bond will distribute the Emerging Markets Debt Shares received by Global Opportunity Bond to stockholders of Global Opportunity Bond as of the Valuation Date (as defined below) in complete liquidation of Global Opportunity Bond, and Global Opportunity Bond will thereafter be deregistered under the Investment Company Act of 1940, as amended (the "1940 Act") and dissolved under Maryland law, the state of its incorporation. As a result of the Reorganization, each Global Opportunity Bond stockholder will receive that number of full and fractional Emerging Markets Debt Shares equal in value to such stockholder's pro rata interest in the net assets of Global Opportunity Bond transferred to Emerging Markets Debt. The Board has determined that the interests of stockholders of Global Opportunity Bond will not be diluted as a result of the Reorganization. The "Valuation Date" is the date, following the receipt of the

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requisite approval by the stockholders of Global Opportunity Bond of the Reorganization Agreement, as the Funds may agree, on which date the number of Emerging Markets Debt Shares to be delivered to Global Opportunity Bond will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Global Opportunity Bond will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to stockholders of Global Opportunity Bond substantially all of Global Opportunity Bond's investment company taxable income for all periods since the inception of Global Opportunity Bond through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Global Opportunity Bond's net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, including the Directors who are not "interested persons" of Global Opportunity Bond ("Independent Directors"), as such term is defined in the 1940 Act, has concluded that the Reorganization is advisable and in the best interests of Global Opportunity Bond and its stockholders and recommends approval of the Reorganization.

Comparison of Global Opportunity Bond and Emerging Markets Debt

Global Opportunity Bond is a non-diversified closed-end management investment company, with assets as of June 30, 2009, of $28,054,641, that invests in high yield bonds of issuers located throughout the world, including U.S. issuers and issuers in emerging market countries. Emerging Markets Debt is a non-diversified closed-end management investment company and is significantly larger that Global Opportunity Bond, with assets as of June 30, 2009, of $210,802,103. Emerging Markets Debt pursues investment strategies that are similar to those of Global Opportunity Bond.

Investment Objectives and Policies. The investment objectives and policies of the Funds are generally similar, except as outlined below The following table shows the investment objectives and principal investment policies of each Fund.

Global Opportunity Bond	Emerging Markets Debt
Investment Objectives	Investment Objectives

• seeks to produce high current income and, as a secondary investment objective, capital appreciation	• seeks high current income and, as a secondary investment objective, capital appreciation

Investment Policies	Investment Policies

• under normal market circumstances, invests at least 80% of its net assets in bonds
• invests primarily in high yield bonds of issuers located throughout the world, including U.S. issuers and issuers in emerging countries	• under normal market circumstances, invests at least 80% of its assets in debt securities of government and government related issuers located in emerging countries, entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers located in or organized under the laws of emerging countries

• invests at least 65% of its total assets in high yield bonds	• invests at least 65% of its total assets in debt securities of government and government-related issuers located in emerging market countries and of entities organized and operated for the purposes of restructuring the outstanding debt of such issuers

• may invest up to 35% of its total assets in high yielding fixed-income equity instruments such as preferred stock	• may invest up to 35% of its total assets in debt securities of corporate issuers located in emerging market countries

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Global Opportunity Bond	Emerging Markets Debt
• may use derivatives, including futures, options, swaps, including credit default swaps, structured investments, forward foreign currency exchange contracts and cross currency hedging transactions	• may use derivatives, including futures, options, swaps, including credit default swaps, structured investments, forward foreign currency exchange contracts and cross currency hedging transactions

• may invest in banks loans and mortgage-related securities, including mortgage-backed securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities ("CMBS") and stripped mortgage-backed securities

• may invest in repurchase agreements and reverse repurchase agreements	• may invest in repurchase agreements and reverse repurchase agreements

• may invest substantially all of its assets in securities rated below investment grade or unrated securities	• may invest substantially all of its assets in securities rated below investment grade or unrated securities

• a non-diversified fund	• a non-diversified fund

The principal differences between the Funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below. The investment objectives of both Funds are fundamental and may not be changed without stockholder approval.

Investment Advisory Fees. The Funds obtain advisory services from the Adviser. Each Fund pays the Adviser a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

Other Significant Fees. The Funds pay additional fees in connection with their operations, including legal, auditing, transfer agent, Directors' fees and custody fees. See "Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

Each Fund is a closed-end investment company that currently has outstanding one class of common shares, par value $0.01 per common share. The common shares are not subject to a sales charge or 12b-1 fee. Each Fund's common shares trade on the NYSE (Global Opportunity Bond symbol: MGB; Emerging Markets Debt symbol: MSD) and may only be purchased and sold through a broker or dealer at the market price, plus a brokerage commission.

Business Structures. Each Fund is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law.

Principal Risks

Each Fund is subject to the following principal risks: debt securities risk, foreign and emerging markets securities risk, sovereign debt risk, foreign currency risk, lower rated and unrated securities risk, derivatives risk, leverage risk and illiquid investments risk. Global Opportunity Bond is subject to additional risks associated with investments in banks loans and mortgage-related securities, including mortgage-backed securities, CMOs, CMBS and stripped mortgage-backed securities. A description of each of these risks, and additional risks associated with an investment in the Funds, is provided under "Principal Risk Factors" below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Global Opportunity Bond has requested an opinion of Dechert LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Global Opportunity Bond, Emerging Markets Debt or stockholders of Global Opportunity Bond for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

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Dividends

Each Fund declares dividends and normally pays dividends from net investment income quarterly. Each Fund usually distributes net capital gains, if any, in December. The Funds, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions are automatically reinvested in additional common shares of each Fund at NAV unless the stockholder elects to receive cash.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the common shares of the Funds for the periods presented. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Funds (except for the information for the six months ended June 30, 2009). Ernst & Young LLP's reports, along with each Fund's financial statements, are included in each Fund's Annual Report for the fiscal year ended December 31, 2008, which are available upon request.

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Global Opportunity Bond

	Six Months Ended June 30, 2009		FOR THE YEAR ENDED DECEMBER 31,
	(unaudited)		2008		2007	2006	2005	2004
Common shares
Selected Per Share Data and Ratios:
Net Asset Value, Beginning of Period	$5.98		$7.97		$8.12	$7.93	$8.07	$7.91
Net Investment Income†	0.27		0.51		0.51	0.49	0.61	0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.86		(2.02)		(0.11)	0.25	(0.08)	0.16
Total From Investment Operations	1.13		(1.51)		0.40	0.74	0.53	0.79
Distributions from and/or in Excess of:
Net investment income	(0.24)		(0.51)		(0.56)	(0.55)	(0.67)	(0.63)
Increase from Payment by Affiliate	—		0.01		—	—	—	—
Anti-Dilutive Effect of Share Repurchase Program	0.00	‡	0.02		0.01	—	—	—
Net Asset Value, End of Period	$6.87		$5.98		$7.97	$8.12	$7.93	$8.07
Per Share Market Value, End of Period	$5.78		$4.81		$6.97	$9.63	$9.06	$10.25
Total Investment Return Market Value	25.54	%#	(24.14)%		(22.04)%	13.25%	(4.24)%	42.60%
Net Asset Value(1)	19.82	%#	(17.49	)%**	5.85%	8.96%	6.46%	10.14%
Ratios, Supplemental Data:
Net Assets, End of Period (Thousands)	$28,055		$24,523		$33,292	$34,125	$33,289	$33,858
Ratio of Expenses to Average Net Assets	1.98	%*+	2.00	%+	1.91%+	2.20%	2.45%	1.91%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.60	%*+	1.65	%+	1.46%+	1.59%	1.61%	1.61%
Ratio of Net Investment Income to Average Net Assets	9.02	%*+	6.97	%+	6.21%+	6.18%	7.53%	8.00%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00	%§	0.00%§	N/A	N/A	N/A
Portfolio Turnover Rate	52	%#	55%		40%	39%	53%	91%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

‡  Amount is less than $0.005 per share.

†  Per share amount is based on average shares outstanding.

+  The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley Affiliates to Average Net Assets".

**  The Adviser reimbursed the Fund for losses incurred on derivative transactions that breached an investment guideline of the Fund during the period. The impact of this reimbursement is reflected in the total investment return shown above. Without this reimbursement, the total investment return based on net asset value would have been (17.62)%.

*  Annualized

#  Not Annualized

§  Amount is less than 0.005%.

8

Emerging Markets Debt

	Six Months Ended June 30, 2009		FOR THE YEAR ENDED DECEMBER 31,
	(unaudited)		2008		2007		2006	2005	2004
Common shares
Selected Per Share Data and Ratios:
Net Asset Value, Beginning of Period	$8.79		$11.27		$11.19		$10.80	$10.39	$10.24
Net Investment Income†	0.34		0.65		0.69		0.67	0.91	0.83
Net Realized and Unrealized Gain (Loss) on Investments	1.17		(2.32)		0.03		0.49	0.44	0.19
Total From Investment Operations	1.51		(1.67)		0.72		1.16	1.35	1.02
Distributions from and/or in Excess of:
Net investment income	(0.24)		(0.86)		(0.66)		(0.77)	(0.94)	(0.87)
Anti-Dilutive Effect of Share Repurchase Program	0.01		0.05		0.02		—	—	—
Net Asset Value, End of Period	$10.07		$8.79		$11.27		$11.19	$10.80	$10.39
Per Share Market Value, End of Period	$8.29		$7.07		$9.70		$10.84	$10.88	$9.61
Total Investment Return Market Value	20.72	%#	(18.74)%		(4.52)%		7.38%	23.98%	7.95%
Net Asset Value(1)	17.81	%#	(12.95)%		7.46%		11.66%	13.83%	11.24%
Ratios, Supplemental Data:
Net Assets, End of Period (Thousands)	$210,802		$185,706		$245,831		$246,684	$238,091	$229,044
Ratio of Expenses to Average Net Assets(2)	1.21	%*+	1.23	%+	1.29	%+	1.34%	1.36%	1.22%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.14	%*+	1.15	%+	1.10	%+	1.16%	1.16%	1.16%
Ratio of Net Investment Income to Average Net Assets(2)	8.19	%*+	6.19	%+	6.11	%+	6.12%	8.58%	8.18%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00	%§	0.00	%§	N/A	N/A	N/A
Portfolio Turnover Rate	50	%#	64%		56%		44%	50%	118%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.25	%*+	1.28	%+	1.34	%+	1.38%	1.41%	1.23%
Ratio of Net Investment Income to Average Net Assets	8.15	%*+	6.14	%+	6.06	%+	6.08%	8.53%	8.17%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

§  Amount is less than 0.005%

+  The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley Affiliates to Average Net Assets".

*  Annualized

#  Not Annualized

§  Amount is less than 0.005%.

9

Financial Information

Additional financial information about each Fund is available in its respective Annual Report for the fiscal year ended December 31, 2008.

THE REORGANIZATION

The Proposal

The Board of Global Opportunity Bond, including the Independent Directors, having reviewed the financial position of Global Opportunity Bond and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Global Opportunity Bond and its stockholders and that the interests of the stockholders of Global Opportunity Bond will not be diluted as a result thereof, recommends approval of the Reorganization by stockholders of Global Opportunity Bond.

The Board's Considerations

At a meeting held on June 18-19, 2009, the Board, including the Independent Directors, unanimously approved, and declared advisable, the Reorganization Agreement and the Reorganization described therein, and determined to recommend that stockholders of Global Opportunity Bond approve the Reorganization. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of each Fund. The Board also considered other factors, including, but not limited to, the general compatibility of the investment objectives, policies and restrictions of each Fund; the extent to which common shares of each Fund have historically traded at a discount or premium; the terms and conditions of the Reorganization which would affect the price of common shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by the Funds in connection with the Reorganization.

In recommending the Reorganization to stockholders of Global Opportunity Bond, the Board of Global Opportunity Bond considered that the Reorganization would have the following benefits to stockholders:

1.  Once the Reorganization is consummated, the expenses which would be borne by stockholders of the Combined Fund will be substantially lower on a percentage basis than the expenses of Global Opportunity Bond. The Board noted that the annual advisory fee (as a percentage of net assets) payable by each Fund is the same. The Board also considered that, to the extent that the Reorganization would result in stockholders of Global Opportunity Bond becoming stockholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of common shares.

2.  Stockholders of Global Opportunity Bond will be invested in a closed-end fund with similar investment objectives and policies taking into account a larger asset base and lower annual Fund operating expenses per common share.

3.  As of September 4, 2009, Global Opportunity Bond common shares were trading at a 11.2% discount to NAV. If consummated, because stockholders of Global Opportunity Bond will receive common shares of Emerging Markets Debt with an aggregate NAV equal to the aggregate NAV of their holdings in Global Opportunity Bond, the Reorganization will give stockholders of Global Opportunity Bond the opportunity to capture the value of the discount between market price and NAV of the common shares, if any, at the time of the Reorganization. However, the Board of Global Opportunity Bond also noted that Emerging Market Debt is trading at a greater discount to NAV than Global Opportunity Bond.

4.  The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Funds or their stockholders for federal income tax purposes as a result of transactions included in the Reorganization.

The Board also considered the fact that Global Opportunity Bond had a small amount of capital loss carryovers, but that it is not entirely certain how much of these capital loss carryovers it would be able to utilize in future years (as set forth in greater detail under "The Reorganization—Tax Aspects of the Reorganization"). In light of the large

10

reduction in annual Fund operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of stockholders of Global Opportunity Bond, the Board concluded that the Reorganization was advisable and in the best interests of the stockholders of Global Opportunity Bond.

The Board of Emerging Markets Debt, including a majority of the Independent Directors, also has determined that the Reorganization is advisable and in the best interests of Emerging Markets Debt and its stockholders and that the interests of existing stockholders of Emerging Markets Debt will not be diluted as a result thereof. In addition, the Board of Emerging Markets Debt determined that its stockholders will benefit as a result of the Reorganization from potential better pricing on portfolio transactions (given the larger asset base) following the elimination of a similar competing Morgan Stanley Fund. Further, the Reorganization would create a clearer, more understandable offering of products, which should support a more focused marketing effort. The transaction will enable Emerging Markets Debt to acquire investment securities which are consistent with Emerging Markets Debt's investment objectives, without the brokerage costs attendant to the purchase of such securities in the market. Accordingly, the Board of Emerging Markets Debt has approved the Reorganization Agreement and the Reorganization.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Global Opportunity Bond will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents and receivables to Emerging Markets Debt on the Closing Date in exchange for the assumption by Emerging Markets Debt of substantially all of the liabilities of Global Opportunity Bond, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Opportunity Bond prepared by the Treasurer of Global Opportunity Bond as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Emerging Markets Debt Shares; (ii) the Emerging Markets Debt Shares would be distributed to stockholders of Global Opportunity Bond on the Closing Date or as soon as practicable thereafter; (iii) Global Opportunity Bond would be de-registered as an investment company under the 1940 Act and dissolved under Maryland law; and (iv) the outstanding common shares of Global Opportunity Bond would be canceled.

The number of Emerging Markets Debt Shares to be delivered to Global Opportunity Bond will be determined by dividing the aggregate NAV of the common shares of Global Opportunity Bond acquired by Emerging Markets Debt by the NAV per common share of Emerging Markets Debt; these values will be calculated as of the close of business of the NYSE on the Valuation Date. As an illustration, assume that on the Valuation Date, common shares of Global Opportunity Bond had an aggregate NAV of $100,000. If the NAV per Emerging Markets Debt Shares were $10 per share at the close of business on the Valuation Date, the number of Emerging Markets Debt Shares to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Emerging Markets Debt Shares would be distributed to the former stockholders of Global Opportunity Bond. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or common shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Global Opportunity Bond will distribute pro rata to its stockholders of record as of the close of business on the Valuation Date, the Emerging Markets Debt Shares that it receives. Emerging Markets Debt will cause its transfer agent to credit and confirm an appropriate number of Emerging Markets Debt Shares to each Global Opportunity Bond stockholder.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the stockholders of Global Opportunity Bond and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by the Funds. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by stockholders of Global Opportunity Bond, by mutual consent of the Funds. In addition, either party

11

may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by March 4, 2010, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Global Opportunity Bond shall either pay or make provision for all of its liabilities to former stockholders of Global Opportunity Bond that received Emerging Markets Debt Shares. Global Opportunity Bond shall be deregistered as an investment company and dissolved promptly following the distributions of Emerging Markets Debt Shares to stockholders of record of Global Opportunity Bond.

The effect of the Reorganization is that stockholders of Global Opportunity Bond who vote their common shares in favor of the Reorganization Agreement are electing to sell their common shares of Global Opportunity Bond (at NAV on the Valuation Date) and reinvest the proceeds in Emerging Markets Debt Shares at NAV, pursuant to a transaction designed to occur without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. If Global Opportunity Bond recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to stockholders of Global Opportunity Bond on or prior to the Closing Date and will be taxable to stockholders of Global Opportunity Bond as capital gain.

Stockholders of Global Opportunity Bond will continue to be able to trade their common shares of Global Opportunity Bond on the NYSE until the close of business on the business day next preceding the Closing Date.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Stockholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

As a condition to the Reorganization, the Funds have requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Funds:

1.  The transfer of Global Opportunity Bond's assets in exchange for Emerging Markets Debt Shares and the assumption by Emerging Markets Debt of certain stated liabilities of Global Opportunity Bond followed by the distribution by Global Opportunity Bond of the Emerging Markets Debt Shares to stockholders of Global Opportunity Bond in exchange for their common shares of Global Opportunity Bond pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code;

2.  No gain or loss will be recognized by Emerging Markets Debt upon the receipt of the assets of Global Opportunity Bond solely in exchange for the Emerging Markets Debt Shares and the assumption by Emerging Markets Debt of the stated liabilities of Global Opportunity Bond;

3.  No gain or loss will be recognized by Global Opportunity Bond upon the transfer of the assets of Global Opportunity Bond to Emerging Markets Debt in exchange for Emerging Markets Debt Shares and the assumption by Emerging Markets Debt of the stated liabilities or upon the distribution of Emerging Markets Debt Shares to stockholders of Global Opportunity Bond in exchange for their common shares of Global Opportunity Bond;

4.  No gain or loss will be recognized by stockholders of Global Opportunity Bond upon the exchange of the common shares of Global Opportunity Bond for the Emerging Markets Debt Shares;

5.  The aggregate tax basis for the Emerging Markets Debt Shares received by each of the stockholders of Global Opportunity Bond pursuant to the Reorganization will be the same as the aggregate tax basis of the common shares in Global Opportunity Bond held by each such stockholder immediately prior to the Reorganization;

6.  The holding period of the Emerging Markets Debt Shares to be received by each Global Opportunity Bond stockholder will include the period during which the common shares in Global Opportunity Bond surrendered in

12

exchange therefor were held (provided such common shares in Global Opportunity Bond were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of Global Opportunity Bond acquired by Emerging Markets Debt will be the same as the tax basis of such assets of Global Opportunity Bond immediately prior to the Reorganization; and

8.  The holding period of the assets of Global Opportunity Bond in the hands of Emerging Markets Debt will include the period during which those assets were held by Global Opportunity Bond.

The advice of counsel is not binding on the Internal Revenue Service (the "IRS") or the courts and neither Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Global Opportunity Bond will make a distribution prior to the Reorganization to the extent that it has any undistributed net income or net gains. Any such distribution will be taxable to stockholders that are subject to taxation.

Stockholders of the Funds should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the proposed Reorganization, stockholders of the Funds should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Global Opportunity Bond and Emerging Markets Debt. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Global Opportunity Bond. The effect of any such limitations will depend on the existence and amount of each Fund's capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its fiscal year ended December 31, 2008, Global Opportunity Bond had approximately $15,139,000 of estimated capital loss carryovers. Additionally, as of December 31, 2008, Global Opportunity Bond had approximately $6,075,000 of built-in capital losses. Emerging Markets Debt had approximately $8,660,000 of capital loss carryovers (as of December 31, 2008) and $39,588,000 of built-in capital losses (as of December 31, 2008).

Under the Code, assuming certain continuity of business requirements are followed after the Reorganization, each Fund's capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Combined Fund in that year, but only to the extent that capital gains exceed the capital losses (if any) that are realized by the Combined Fund in that year.

In general, following the Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of the Funds will be subject to the following limitations:

1.  The Combined Fund can utilize the capital loss carryovers of Global Opportunity Bond to offset against capital gains from sales of assets owned by Global Opportunity Bond immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Global Opportunity Bond on the date of the Reorganization;

2.  In addition to being able to utilize the capital loss carryovers of Global Opportunity Bond as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Global Opportunity Bond to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization; and

13

3.  The Combined Fund can utilize the capital loss carryovers of Emerging Markets Debt to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in paragraph 1.

It is not entirely certain how much of its capital loss carryovers Global Opportunity Bond would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that Global Opportunity Bond could utilize in future years if the Reorganization did not occur would depend on, among other things, whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on Global Opportunity Bond's utilization of capital loss carryovers; the amount of capital gains that Global Opportunity Bond would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that Global Opportunity Bond would realize in future years. The Reorganization conceivably may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used by Global Opportunity Bond if the transaction did not occur. Nevertheless, in view of the relatively small amount of capital loss carryovers of Global Opportunity Bond that are at issue, it is not expected that the Reorganization will result in any loss of those carryovers.

Description of Common Shares

The Emerging Markets Debt Shares will, when issued, be fully paid and non-assessable by Emerging Markets Debt and transferable without restrictions and will have no preemptive rights.

Appraisal Rights

Stockholders of the Funds will have no appraisal rights in connection with the Reorganization.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Emerging Markets Debt and Global Opportunity Bond as of June 30, 2009 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Common Shares Outstanding	Net Asset Value Per Share
Global Opportunity Bond	$28,054,641	$4,085,596	$6.87
Emerging Markets Debt	$210,802,103	$20,943,315	$10.07
Combined Fund (pro forma)	$238,666,744	$23,711,879	$10.07	*

*  The pro forma net assets and NAV per share reflect the payment of reorganization expenses of approximately $175,198 and $14,802 by Global Opportunity Bond and Emerging Markets Debt, respectively.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives and policies of the Funds are similar. Global Opportunity Bond's primary investment objective it to seek to produce high current income. Emerging Markets Debt's primary investment objective is to seek high current income. As a secondary investment objective, both Funds seek capital appreciation.

Global Opportunity Bond

Global Opportunity Bond seeks to achieve its investment objective through investments primarily in high yield bonds of issuers located throughout the world, including U.S. issuers and issuers in emerging countries. Under normal market circumstances, Global Opportunity Bond invests at least 80% of its net assets in bonds. Global Opportunity Bond invests at least 65% of its total assets in high yield bonds. Global Opportunity Bond may also invest up to 35% of its total assets in high yielding fixed income equity instruments such as preferred stock. Global Opportunity Bond allocates its assets among three types of investments: (i) high yield non-investment grade bonds of U.S. and non-U.S. corporate issuers, (ii) emerging country bonds and (iii) high yield investment grade bonds of

14

U.S. and non-U.S. issuers, including corporations, trusts, partnerships, government and government-related entities and supranational entities.

Global Opportunity Bond may also invest in mortgage-backed securities, mortgage pass-through securities, CMOs, CMBs, repurchase agreements, private placements and restricted securities, warrants, zero coupon, pay-in-kind and deferred securities, loan and loan participations, swaps, asset-backed securities, non-agency mortgage securities and cross currency hedging transactions.

Emerging Markets Debt

Under normal market circumstances, Emerging Markets Debt invests at least 80% of its assets in debt securities of government and government related issuers located in emerging countries, entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers located in or organized under the laws of emerging countries. Entities organized to restructure outstanding debt of such issuers may include, among others, banks, lending consortiums and other financial institutions. Emerging Markets Debt seeks to achieve its investment objective by investing at least 65% of its total assets in debt securities of government and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. In addition, Emerging Markets Debt may invest up to 35% of its total assets in debt securities of corporate issuers located in or organized under the laws of emerging countries.

Emerging Markets Debt's investments in government and government-related and restructured debt securities consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by governments owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated from the purpose or restructuring the investment characteristics of securities issued by any of the entities described above. Emerging Markets Debt's investments in debt securities of corporate issuers located in emerging countries may include securities issued by (i) banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country.

The Adviser invests the assets of Emerging Markets Debt in emerging country debt securities that provide a level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

Emerging country debt securities held by Emerging Markets Debt take the form of bonds, notes, bills, debentures, warrants, bank debt obligations, short-term paper, loan participations, loan assignments and interest issued by entities organized and operated for the purpose of restructuring the investments characteristics of instruments issued by emerging country issuers. A substantial portion of Emerging Markets Debt's assets may be invested in non-U.S. dollar-denominated securities.

The investment objectives of the Funds are fundamental and may not be changed without stockholder approval. The foregoing discussion is a summary of the investment policies of the Funds.

Investment Restrictions

The investment restrictions adopted by the Funds as fundamental policies are similar. A fundamental investment restriction cannot be changed without the vote of a majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority as the lesser of (a) 67% or more of the common shares represented at a meeting of stockholders, if the holders of more than 50% of the outstanding common shares of the fund are present or represented by proxy; or (b) more than 50% of the outstanding common shares of the fund. Each Fund's investment restrictions are included under the section "Investment Restrictions" in the Statement of Additional Information.

15

INFORMATION ABOUT THE FUNDS

General

The Funds are Maryland corporations registered under the 1940 Act, as non-diversified, closed-end management investment companies. Global Opportunity Bond commenced operations on March 31, 1994 and Emerging Markets Debt commenced operations on May 6, 1993.

Global Opportunity Bond's primary objective is to seek to produce high current income and, as a secondary objective, capital appreciation. Global Opportunity Bond will seek to achieve its investment objectives by investing primarily in high yield bonds of issuers located throughout the world, including U.S. issuers and issuers in emerging countries. Common shares of Global Opportunity Bond are not issued, insured or guaranteed as to value or yield by the U.S. Government, its agencies or instrumentalities.

Emerging Markets Debt's primary investment objective is to seek high current income and, as a secondary objective, to seek capital appreciation, through investments primarily in debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers.

Management of the Funds

Board of Directors of the Funds. The Board of each Fund oversees the management of the Fund, but does not itself manage the Fund. Each Fund's Directors review various services provided by or under the direction of the Adviser to ensure that each Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Funds in a satisfactory manner.

Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of each Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of each Fund and its stockholders.

Investment Adviser. Morgan Stanley Investment Management Inc. serves as each Fund's investment adviser. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. As of June 30, 2009, the Adviser, together with its affiliated asset management companies, had $355.5 billion of assets under management or supervision. The Adviser's principal address is 522 Fifth Avenue, New York, New York 10036. The Adviser currently acts as adviser for 74 funds registered under the 1940 Act.

Investment Advisory Agreement

The Adviser provides investment advisory services to each Fund under the terms of each Fund's Investment Advisory and Management Agreement (each, an "Investment Advisory Agreement"). Pursuant to each Investment Advisory Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

Each Investment Advisory Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board who are not "interested persons" of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board or the Fund's outstanding voting securities. The Investment Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days' written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

A discussion of each Fund's basis for approving its Investment Advisory Agreement is included in its Semi-Annual Report for the period ended June 30, 2009.

16

Portfolio Management

Global Opportunity Bond is managed within the Taxable Fixed Income and Taxable High Yield teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric J. Baurmeister, Federico L. Kaune, Abigail L. McKenna and Dennis Schaney, each a Managing Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in July 2003. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in July 2003. Ms. McKenna has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in July 2003. Mr. Schaney has been associated with the Adviser in an investment management capacity since September 2008 and began managing the Fund in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October 2003 to April 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January 1998 to October 2003).

Emerging Markets Debt is managed within the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric J. Baurmeister, Federico L. Kaune and Abigail L. McKenna, each a Managing Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in July 2002. Ms. McKenna has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in July 2002. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in August 2002.

The composition of each team may change from time to time.

Subsequent to the consummation of the Reorganization, Messrs. Baurmeister and Kaune and Ms. McKenna will continue to be primarily responsible for the day-to-day management of the Combined Fund. The Statement of Additional Information to this Proxy Statement and Prospectus that is incorporated by reference herein provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Administrator

Pursuant to an Administration Agreement with Morgan Stanley Investment Management Inc., each Fund pays an administration fee equal to 0.08% of the Fund's average weekly net assets. Morgan Stanley Investment Management Inc. has agreed to limit the administration fee for each Fund through a waiver so that it will be no greater than 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time.

Other Service Providers

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, serves as custodian for each Fund (the "Custodian") and has custody of all securities and cash of each Fund. The Custodian holds cash, securities, and other assets of the Funds as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Any of the Funds' cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

Computershare Inc. and Computershare Trust Company, N.A. (collectively, the "Transfer Agent") act as each Fund's dividend paying agent, transfer agent and the registrar for each Fund's common shares. The Transfer Agent charges each Fund an annual per stockholder account fee and is reimbursed for its out-of-pocket expenses.

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Security Ownership of Certain Beneficial Owners

The following persons were known to own of record or beneficially 5% or more of the outstanding common shares of the Funds as of the Record Date:

Name and Address of Stockholders of Global Opportunity Bond(1)	Number of Common Shares(1)	Percentage of Outstanding Common Shares(1)
None
Name and Address of Emerging Markets Debt Stockholders(1)	Number of Common Shares(1)	Percentage of Outstanding Common Shares(1)
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,544,370 common shares with shared voting power and shared dispositive power	7.0%
Wells Fargo & Company 420 Montgomery Street San Francisco, California 94163	1,412,227 common shares with sole voting power, 1,746 common shares with shared voting power, 1,412,106 common shares with sole dispositive power and 4,121 common shares with shared dispositive power	6.6%

(1)  This information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

As of the Record Date, the Directors and officers of Global Opportunity Bond and Emerging Markets Debt, each as a group, owned less than 1% of the outstanding common shares of Global Opportunity Bond and Emerging Markets Debt, respectively.

Description of Capital Stock

The authorized capital stock of each Fund is 100,000,000 shares of common stock ($0.01 par value). Common shares of each Fund, when issued, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of common shares of the Funds are entitled to one vote per share on all matters to be voted upon by stockholders of such Fund and are not able to cumulate their votes in the election of Directors. Thus, holders of more than 50% of the common shares voting for the election of Directors have the power to elect 100% of the Directors.

All common shares have equal rights to receive such dividends and distributions, if any, as may be declared by the Board with respect to the common shares out of funds legally available therefor. In the event of liquidation, dissolution or winding up of a Fund, each common shares is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses. With respect to Global Opportunity Bond, in the event of liquidation, dissolution or winding up of the Fund, in addition to the above, stockholders may received any preferential liquidating distribution to holder of any preferred stock issued by Global Opportunity Bond. Global Opportunity Bond has not issued preferred stock.

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Each Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their common shares. Each Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current NAV per share on terms that represent a favorable investment opportunity. Subject to its investment limitations, the Fund may borrow to finance the repurchase of common shares. However, the payment of interest on such borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

Each Fund's common shares trade in the open market at a price which is a function of several factors, including their NAV and yield. The common shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their NAVs. There can be no assurance that it will be possible for investors to resell common shares of the Fund at or above the price at which common shares are offered by this Prospectus or that the market price of the Fund's common shares will equal or exceed NAV. Since the Fund may repurchase its common shares at prices below their NAV or make a tender offer for its common shares, the NAV of those common shares that remain outstanding will be increased, but the effect of such repurchases on the market price of the remaining common shares cannot be predicted.

Any offer by a Fund to repurchase common shares will be made at a price based upon the NAV of the common shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the Fund's Board, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the common shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code). Each Fund will purchase all common shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering common shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any such service charges will not be deducted from the consideration paid for the tendered common shares. During the period of a repurchase offer, each Fund's stockholders will be able to determine the Fund's current NAV (which will be calculated weekly) by use of a toll-free telephone number.

Each Fund's Charter and By-Laws, as well as Maryland law, include provisions that could limit the ability of others to acquire control of the Funds, to modify the structure of the Funds or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of a Fund in a tender offer or similar transaction. In the opinion of the Funds, however, these provisions offer several possible advantages. They potentially require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the common shares required to obtain such control, they promote continuity and stability and they enhance each Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

The Directors of each Fund are divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director may be removed from office only with cause and only by a majority of such Fund's stockholders, and the affirmative vote of 75% or more of such Fund's outstanding common shares is required to amend, alter or repeal the provisions in such Fund's Charter relating to removal of Directors. These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board more difficult than if such provisions were not in place.

The affirmative vote of the holders of 75% or more of the outstanding common shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights,

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or (7) amend, alter or repeal the above provisions in each Fund's Charter. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board, the affirmative vote of only a majority of the outstanding common shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase each Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its common shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in each Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of common shares might obtain prices for their common shares in excess of the current market prices at which the Fund's common shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of each Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their common shares in preference to stock of the many mutual funds available.

Each Fund holds annual meetings as required by the rules of the NYSE. Under Maryland law and the Funds' By-laws, each Fund will call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes at such meeting. Such request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The secretary of each Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and each Fund's By-laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

Preferred Stock

Global Opportunity Bond's Charter provides that the Board may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board, by action of the Board without the approval of the holders of common shares. Holders of common shares have no preemptive rights to purchase shares of preferred stock that might be issued. To date, Global Opportunity Bond has not classified any unissued shares of capital stock into, or issued, preferred stock of any class or series.

Trading History and Share Price Data

Each Fund's common shares are listed and traded on the NYSE. The following table shows the high and low closing prices on the NYSE per common share of each Fund, the high and low NAV per share and the discount or premium to NAV represented by the quotation for each quarter since March 2007.

GLOBAL OPPORTUNITY BOND

	Market Price(1)		Net Asset Value(1)		Premium (Discount)(1)
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2007	$11.93	$7.90	$8.31	$8.12	41.525%	-2.439%
June 30, 2007	$8.32	$7.52	$8.36	$8.09	0.852%	-7.543%
September 30, 2007	$7.79	$6.14	$8.23	$7.89	-4.863%	-12.312%
December 31, 2007	$7.28	$6.71	$8.28	$7.96	-10.798%	-16.210%
March 31, 2008	$7.33	$6.73	$8.01	$7.78	-7.799%	-13.165%

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	Market Price(1)		Net Asset Value(1)		Premium (Discount)(1)
Quarter Ended	High	Low	High	Low	High	Low
June 30, 2008	$7.04	$6.48	$7.94	$7.57	-11.041%	-14.510%
September 30, 2008	$6.497	$4.55	$7.60	$6.92	-14.721%	-28.488%
December 31, 2008	$5.22	$3.30	$6.87	$5.54	-18.089%	-37.500%
March 31, 2009	$5.34	$3.92	$6.20	$5.79	-14.561%	-31.244%
June 30, 2009	$6.48	$4.60	$7.03	$6.13	-14.956%	-23.622%

(1)  As reported by Bloomberg.

EMERGING MARKETS DEBT

	Market Price(1)		Net Asset Value(1)		Premium (Discount)(1)
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2007	$11.66	$10.44	$11.28	$11.09	-0.803%	-7.362%
June 30, 2007	$10.81	$9.92	$11.53	$11.14	-5.296%	-10.256%
September 30, 2007	$10.30	$8.55	$11.37	$10.82	-8.946%	-18.022%
December 31, 2007	$10.01	$9.52	$11.52	$11.23	-12.257%	-15.628%
March 31, 2008	$10.27	$9.3201	$11.41	$11.09	-10.629%	-16.429%
June 30, 2008	$10.00	$9.27	$11.26	$10.82	-11.319%	-15.049%
September 30, 2008	$9.43	$6.40	$10.95	$9.96	-13.809%	-30.210%
December 31, 2008	$7.71	$4.30	$9.90	$7.74	-17.466%	-36.773%
March 31, 2009	$7.82	$5.95	$9.15	$8.62	-11.366%	-30.858%
June 30, 2009	$8.59	$6.95	$10.21	$9.06	-15.551%	-22.819%

(1)  As reported by Bloomberg.

Shares of closed-end management companies frequently trade at discounts from their NAVs, and the Funds' common shares have also traded at a discount in recent times.

There can be no assurance that the Funds' common shares will trade in the future above, at or below NAV.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

It is each Fund's present policy, which may be changed by the Board, to distribute to stockholders, at least quarterly, dividends of its net investment income from earnings on its investments. Each Fund also expects to distribute any net realized capital gains to stockholders on an annual basis. Distributions to stockholders are normally subject to federal income tax in the stockholders' hands when the distributions are paid. This is true whether stockholders take distributions in cash or reinvest them in Fund common shares. Distributions to stockholders also may be subject to state and local income tax. Any distributions of net investment income and any short-term capital gain distributions are taxable to stockholders as ordinary income. Long-term capital gain distributions are taxable as long-term capital gains, no matter how long stockholders have owned common shares in the Funds. Stockholders who are not subject to income tax will not be required to pay tax on distributions. Every January, stockholders will be sent a statement showing the taxable distributions paid to them in the previous year. This statement provides information on stockholders' dividends and capital gains for tax purposes.

All persons becoming registered holders of common shares of each Fund (other than brokers and nominees of banks or other financial institutions) will automatically be included in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless Computershare Trust Company, N.A. (the "Plan Agent") is otherwise instructed by the stockholder in writing. All distributions under the Plan will automatically be reinvested in common shares of the applicable Fund in full and fractional common shares as described below. Stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder of record by the dividend paying agent.

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Details of the Plan

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of a Fund declare an income dividend or realized capital gains distribution payable either in the Fund's common shares or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common shares, to be issued by the Fund or to be purchased in the open market by the Plan Agent. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new common shares to participants at NAV unless the NAV is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which each Fund's common shares are then listed, the next preceding trading day. If the NAV exceeds the market price of a Fund's common shares at such time, or if a Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund's common shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants' account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund common shares. The Plan Agent uses all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase shares of common stock on the open market on or about January 15 of each year. No participant has any authority to direct the time or price at which the Plan Agent may purchase the common shares on its behalf. Any voluntary cash payments received more than 30 days prior to January 15 will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those common shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of common shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by each Fund. However, each participant's account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The automatic reinvestment of dividend and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend, suspend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 30 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 30 days' written notice to all stockholders.

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PRINCIPAL RISK FACTORS

The common share price and return of the Funds will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in the Funds are summarized below.

Debt Securities Risk. Each Fund may invest in debt securities. All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Foreign Securities Risk. Each Fund may invest in foreign securities. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See "—Foreign Currency Considerations."

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

The foreign securities in which the Funds may invest will be issued (in the case of Emerging Markets Debt) and may be issued (in the case of Global Opportunity Bond) by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

A portion of each Fund's investments in emerging markets securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their business or finance their families' basic needs by

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providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that microcredit clients will be able to repay the microfinance loans.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Funds will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Brady Bonds. The Funds may invest in Brady Bonds. Brady Bonds are emerging market securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. Each Fund will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

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Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Sovereign Debt Securities Risk. Each Fund may invest in emerging market countries' government debt securities, i.e., sovereign debt securities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Foreign Currency Considerations. Each Fund will invest directly in debt obligations of issuers located in emerging market countries that are denominated in the local currency. The Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Funds may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Funds' exposure to foreign currencies may result in reduced returns to the Fund.

Each Fund will compute and expect to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Funds at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which each Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

Since each Fund may invest in debt obligations of issuers located in emerging market countries that are denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Funds' portfolio investments resulting from currency fluctuations, the Funds may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Lower Rated and Unrated Securities Risk. Each Fund may invest without limitation in securities that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"). Non-investment grade securities (that is, rated Ba1 or lower by Moody's or BB+ or lower by S&P) are commonly referred to as "junk bonds" and are regarded as predominantly

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speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Each Fund may invest in defaulted securities. Some of the emerging country debt securities held by the Funds, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody's or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Debt instruments rated below investment grade and unrated debt instruments typically involve greater risk. Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of instruments rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

Repurchase Agreements. Each Fund may invest in repurchase agreements. Global Opportunity Bond may only enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Fund's Board of Directors. When cash may be available for only a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. Each Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by a Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, each Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Futures. Each Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as ("variation margin") are accounted for as unrealized appreciation (depreciation).

The Funds may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Risks

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arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

Options. Each Fund may write covered call and put options on portfolio securities and other financial instruments. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Funds, in exchange for the premium, forego the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Funds, in exchange for the premium, accept the risk of having to purchase a security at an exercise price that is above the current market price.

The Funds may purchase call and put options on its securities or other financial instruments. The Funds may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Funds may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Swaps. Each Fund may enter into swap transactions. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The currency swaps in which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Funds are contractually obligated to make. If the other party to a swap defaults, the Funds' risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

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Options on Swaps. Each Fund may engage in over-the-counter ("OTC") options on swaps for hedging purposes or to manage and mitigate the credit and interest rate. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. Each Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to counterparties with ratings below AA by S&P or Aa by Moody's.

Credit Default Swaps. Each Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.

Each Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Each Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis through forward currency contracts or through non-deliverable forward currency transactions. A currency spot transaction is a cash-settled contract to buy or sell a specified quantity of currency for physical settlement at the spot rate prevailing in the foreign currency exchange market. A forward currency transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to increase or reduce exposure to currency price movements. A non-deliverable forward currency transaction is a synthetic short-term forward contract on a thinly traded or non-convertible foreign currency where the gain or loss is the difference between a specified exchange rate and the spot rate at the time of settlement. Non-deliverable forward currency contracts allow investors to hedge or gain exposure to local currency movements of certain markets without actually dealing in the underlying markets. The demand for non-deliverable forward currency contracts arises principally out of regulatory and liquidity issues in the underlying currency. Non-deliverable forward currency

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contracts are used to gain exposure to foreign currencies which are not internationally traded and do not have a forward market for foreign investors. Non-deliverable forward currency contracts are cash settled transactions and in certain less developed countries, such contracts may be relatively illiquid. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Funds may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

Each Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, each Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Each Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Structured Products. Each Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund's investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such

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investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Cross Currency Hedging. Each Fund may enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Fund's currency risks involves the risk of mismatching the Fund's obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which a Fund's securities are not denominated.

General Leverage Risk. There can be no assurance that the Funds will utilize leverage, or that, if utilized, they will be successful during any period in which it is employed. The use of leverage by a Fund would result in additional risks to the Fund's stockholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Funds have exposure through the use of leverage are greater than a Fund's costs of borrowing, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Adviser nevertheless may determine to continue to use leverage if it believes that the benefits to the Funds' stockholders will in the long-term outweigh the potential risk of a reduced return. There is no assurance that the Funds' leverage strategy will be successful. During periods in which the Funds are using leverage, the fees paid by the Funds for investment advisory services will be higher than if the Funds did not use leverage. Leverage involves risks and special considerations that stockholders

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should consider, including: (i) the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage; (ii) when the Funds use leverage, the fees payable to the Adviser will be higher than if the Funds did not use leverage; (ii) the use of leverage may increase operating costs, which may reduce the Funds' total return; and (iv) the effect of leverage in a declining market, which is likely to cause greater decline in the NAV of the common shares than if the Funds were not leveraged, which may result in a greater decline in the market price of the common shares.

Each Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the NAV of the Fund. The Adviser, in its discretion, will continue the Fund's use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to current stockholders.

While each Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can, however, be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If each Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to common stockholders as compared to a situation where the Fund had not reduced leverage. The Funds may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Reverse Repurchase Agreements. Each Fund's use of reverse repurchase agreements involve many of the same risks involved in the Funds' use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Funds have sold but remain obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Funds may decline.

If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Funds may be adversely affected. Also, in entering into repurchase agreements, the Funds would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Funds' NAV will decline, and, in some cases, the Funds may be worse off than if they had not used such instruments.

Illiquid Investments Risk. Investment of each Fund's assets in relatively illiquid securities and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which a Fund's operations require cash, such as when a Fund pays dividends or distributions or if a Fund repurchases common shares, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Risks of Lending Portfolio Securities. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' Board. The Funds also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Short Sales. Each Fund may sell securities short. Each Fund is obligated to replace the borrowed securities at their market price at the time of replacement. Each Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Each Fund's obligation to

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replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Funds will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Funds involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Tax Risk. Each Fund elects to be treated and qualify each year as a "regulated investment company" under the Code. If each Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short term capital gains over net long-term capital losses, as reduced by certain deductible expenses). Each Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for a Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the business of investing in such currencies. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund's foreign currency gains as non qualifying income, thereby jeopardizing a Fund's status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year a Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund's current or accumulated earnings and profits.

Market Risk. Market risk is the possibility that the market values of securities owned by each Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

Net Asset Value Discount. Frequently, shares of closed-end investment companies, such as the Funds, trade at a price below their NAV, commonly referred to as a "discount." Historically, shares of closed-end funds have traded at a discount to their NAV and the Funds cannot predict whether their common shares will trade at a discount to their NAV. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor's investment objectives and personal situation.

Non-Diversification Risk. Each Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, each Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Risks of Investing in Other Investment Companies. Subject to the limitations set forth in the 1940 Act, each Fund may acquire shares in other investment companies, including foreign investment companies. The market value of the shares of other investment companies may differ from the NAV of the particular fund. As a stockholder in an

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investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Funds would continue to pay their own advisory and administration fees and other expenses. As a result, the Funds and their stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Temporary Investments. With respect to Global Opportunity Bond, during periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, Global Opportunity Bond may for temporary defensive purposes, invest part or all of its assets in cash or in certain short-term (less than 12 months to maturity) debt securities including certificated of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such government securities.

With respect to Emerging Markets Debt, during periods in which the Adviser believes changes in economic, financial and political conditions make it advisable, the Emerging Markets Debt may, for temporary defensive purposes, reduce its holdings in emerging market debt securities and invest in certain other short term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) debt securities or cash. The short-term and medium-term debt securities in which Emerging Markets Debt may invest consist of: obligations issued or guaranteed by the U.S. Government , its agencies or instrumentalities, bank deposits and bank obligations of U.S. or emerging country banks denominated in any currency, floating rate securities and other instruments denominated in any currency issued by international development agencies, finance company and corporate commercial paper and other short term corporate debt obligations of U.S. corporations meeting the Emerging Markets Debt's credit quality standards and repurchase agreements with banks and broker-dealers with respect to such securities.

Anti-Takeover Provisions. Each Fund's Charter and Bylaws, as well as Maryland law, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the Fund's common stockholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at NAV.

Corporate Debt Obligations Risk. Emerging Markets Debt may invest in debt securities of corporate issuers. Prices of corporate debt obligations fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt obligations in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Bank Loans. Each Fund may invest in bank loans. Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Fund becomes a member of a syndicate of lenders. Certain public bank loans are illiquid, meaning each Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Fund, a reduction in the value of the loan, and a potential decrease in the Fund's NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower

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in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Asset-Backed Securities. Global Opportunity Bond may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Additionally, an unexpectedly high rate of defaults on the underlying obligations may adversely affect the value of asset-backed securities and could result in losses to Global Opportunity Bond. The risk of such defaults is generally higher in the case of pools that include subprime home equity loans, but is present with respect to any type of consumer related debt. There is also liquidity risk as there may be a limited secondary market for certain of the asset-backed securities in which Global Opportunity Bond may invest.

The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. Global Opportunity Bond may invest in any of these instruments or variations.

Mortgage-Backed Securities. Global Opportunity Bond may invest in mortgage-backed securities. Mortgage-backed securities in which the Funds may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during periods of falling interest rates and decrease during periods of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by each Fund's Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Collateralized Mortgage Obligations. Global Opportunity Bond may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment.

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Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Funds could sustain a loss.

Commercial Mortgage-Backed Securities. Global Opportunity Bond may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Stripped Mortgage-Backed Securities. Global Opportunity Bond may invest in stripped mortgage-backed securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. Interest-only stripped mortgage-backed securities tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. Principal-only stripped mortgage-backed securities tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If Global Opportunity Bond invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by the management of Global Opportunity Bond, it is possible that Global Opportunity Bond could lose all or substantially all of its investment.

Additional Risk Considerations

Loan Participations and Assignments Risk. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of debt obligations and one or more financial institutions ("Lenders"). Each Fund's investments in Loans in most instances will be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy.

Each Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Funds anticipate that

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such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Funds to assign a value to these securities for purposes of valuing the Funds' portfolio and calculating its NAV.

Zero Coupon Securities. Certain debt obligations purchased by Global Opportunity Bond may take the form of zero coupon securities. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

When-Issued and Delayed Delivery Securities. From time to time, the Funds may purchase securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Funds will only purchase securities on a when-issued and delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Funds make the commitment to purchase or sell securities on a when-issued, and delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Funds' assets committed to the purchase of securities on a when-issued and delayed delivery basis may increase the volatility of its NAV. The Funds will also establish a segregated account on the Funds' books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued and delayed delivery basis.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Funds, for the fiscal year ended December 31, 2008, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, independent registered public accounting firm.

LEGAL MATTERS

Certain legal matters concerning the issuance of Emerging Markets Debt Shares will be passed upon by Dechert LLP, New York, New York. Such firm will rely on Ballard Spahr LLP as to matters of Maryland law.

ADDITIONAL INFORMATION

Additional information about the Funds is available, as applicable, in the following documents: (i) Emerging Markets Debt's Annual Report for its fiscal year ended December 31, 2008, accompanying this Proxy Statement and Prospectus; and (iii) Global Opportunity Bond's Annual Report for its fiscal year ended December 31, 2008. The foregoing documents may be obtained without charge by calling (800) 231-2608 (toll-free).

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Global Opportunity Bond and Emerging Markets Debt are subject to the informational requirements of the 1934 Act, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Opportunity Bond and Emerging Markets Debt which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of Global Opportunity Bond knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

  By: Order of the Board of Directors,

  Mary E. Mullin
  Secretary

September 23, 2009

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Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 19th day of June, 2009, by and between MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC., a Maryland corporation ("Emerging Markets Debt"), and MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC., a Maryland corporation ("Global Opportunity Bond").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Emerging Markets Debt of substantially all of the assets of Global Opportunity Bond in exchange for the assumption by Emerging Markets Debt of all stated liabilities of Global Opportunity Bond and the issuance by Emerging Markets Debt of shares of common stock, par value $0.01 per share (the "Emerging Markets Debt Shares"), to be distributed, after the Closing Date hereinafter referred to, to the stockholders of Global Opportunity Bond in liquidation of Global Opportunity Bond as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Global Opportunity Bond

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Opportunity Bond agrees to assign, deliver and otherwise transfer the Global Opportunity Bond Assets (as defined in paragraph 1.2) to Emerging Markets Debt and Emerging Markets Debt agrees in exchange therefor to assume all of Global Opportunity Bond's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Global Opportunity Bond the number of Emerging Markets Debt Shares, including fractional Emerging Markets Debt Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2  (a)  The "Global Opportunity Bond Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Global Opportunity Bond, and any deferred or prepaid expenses shown as an asset on Global Opportunity Bond's books on the Valuation Date.

  (b)  On or prior to the Valuation Date, Global Opportunity Bond will provide Emerging Markets Debt with a list of all of Global Opportunity Bond's assets to be assigned, delivered and otherwise transferred to Emerging Markets Debt and a list of the stated liabilities to be assumed by Emerging Markets Debt pursuant to this Agreement. Global Opportunity Bond reserves the right to sell any of the securities on such list but will not, without the prior approval of Emerging Markets Debt, acquire any additional securities other than securities of the type in which Emerging Markets Debt is permitted to invest and in amounts agreed to in writing by Emerging Markets Debt. Emerging Markets Debt will, within a reasonable time prior to the Valuation Date, furnish Global Opportunity Bond with a statement of Emerging Markets Debt's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Emerging Markets Debt's investment objectives, policies and restrictions. In the event that Global Opportunity Bond holds any investments that Emerging Markets Debt is not permitted to hold, Global Opportunity Bond will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Global Opportunity Bond and Emerging Markets Debt, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Emerging Markets Debt with respect to such investments, Global Opportunity Bond if requested by Emerging Markets Debt will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3  Global Opportunity Bond will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Emerging Markets Debt will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Global Opportunity Bond prepared by the Treasurer of Global Opportunity Bond as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4  In order for Global Opportunity Bond to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Global Opportunity Bond will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5  On the Closing Date or as soon as practicable thereafter, Global Opportunity Bond will distribute Emerging Markets Debt Shares received by Global Opportunity Bond pursuant to paragraph 1.1 pro rata to its stockholders of record determined as of the close of business on the Valuation Date ("Stockholders of Global Opportunity Bond"). Each Global Opportunity Bond Stockholder will receive Emerging Markets Debt Shares. Such distribution will be accomplished by an instruction, signed by Global Opportunity Bond's Secretary, to transfer Emerging Markets Debt Shares then credited to Global Opportunity Bond's account on the books of Emerging Markets Debt to open accounts on the books of Emerging Markets Debt in the names of the Stockholders of Global Opportunity Bond and representing the respective pro rata number of Emerging Markets Debt Shares due such Stockholders of Global Opportunity Bond.

1.6  Ownership of Emerging Markets Debt Shares will be shown on the books of Emerging Markets Debt's transfer agent.

1.7  Any transfer taxes payable upon issuance of Emerging Markets Debt Shares in a name other than the registered holder of Emerging Markets Debt Shares on Global Opportunity Bond's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Emerging Markets Debt Shares are to be issued and transferred.

1.8  Any reporting responsibility of Global Opportunity Bond is and shall remain the responsibility of Global Opportunity Bond up to and including the date on which Global Opportunity Bond is terminated and deregistered pursuant to paragraph 1.9.

1.9  Within one year after the Closing Date, Global Opportunity Bond shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to stockholders of Global Opportunity Bond, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Global Opportunity Bond for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Global Opportunity Bond shall be dissolved as a Maryland corporation and deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10  Copies of all books and records maintained on behalf of Global Opportunity Bond in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Emerging Markets Debt or their designee, and Emerging Markets Debt or its designee shall comply with applicable record retention requirements to which Global Opportunity Bond is subject under the 1940 Act.

2.  Valuation

2.1  The value of the Global Opportunity Bond Assets shall be the value of such assets computed as of 4:00 p.m. New York time on the date, following the receipt of the requisite approval by stockholders of Global Opportunity Bond of this Agreement, as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date").

2.2  The net asset value of an Emerging Markets Debt Share shall be the net asset value per share computed on the Valuation Date.

2.3  The number of Emerging Markets Debt Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Global Opportunity Bond shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Emerging Markets Debt (determined in accordance with paragraph 2.2).

2.4  All computations of value shall be made by JPMorgan Chase Bank, N.A. in accordance with its regular practice in pricing Emerging Markets Debt. Emerging Markets Debt shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.  Closing and Closing Date

3.1  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2  Portfolio securities held by Global Opportunity Bond and represented by a certificate or other written instrument shall be presented by it or on its behalf to JPMorgan Chase Bank, N.A. (the "Custodian"), as custodian for Emerging Markets Debt, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Global Opportunity Bond to the Custodian for the account of Emerging Markets Debt on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "JPMorgan Chase Bank, N.A., Custodian for Morgan Stanley Emerging Markets Debt Fund."

3.3  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Funds, accurate appraisal of the value of the net assets of Emerging Markets Debt or the Global Opportunity Bond Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4  If requested, Global Opportunity Bond shall deliver to Emerging Markets Debt or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Stockholders of Global Opportunity Bond and the number and percentage ownership of outstanding Global Opportunity Bond shares owned by each such Global Opportunity Bond Stockholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Stockholders of Global Opportunity Bond' taxpayer identification numbers and their liability for or exemption from back-up withholding. Emerging Markets Debt shall issue and deliver to such Secretary a confirmation evidencing delivery of Emerging Markets Debt Shares to be credited on the Closing Date to Global Opportunity Bond or provide evidence satisfactory to Global Opportunity Bond that such Emerging Markets Debt Shares have been credited to Global Opportunity Bond's account on the books of Emerging Markets Debt. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Emerging Markets Debt and Global Opportunity Bond

4.1  Except as otherwise expressly provided herein with respect to Global Opportunity Bond, the Funds each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2  Emerging Markets Debt will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), relating to Emerging Markets Debt Shares ("Registration Statement"). Global Opportunity Bond will provide Emerging Markets Debt with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Global Opportunity Bond will further provide Emerging Markets Debt with such other information and documents relating to Global Opportunity Bond as are reasonably necessary for the preparation of the Registration Statement.

4.3  Global Opportunity Bond will call a meeting of its stockholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Global Opportunity Bond will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Emerging Markets Debt will furnish Global Opportunity Bond with such information relating to Emerging Markets Debt as is reasonably necessary for the preparation of the Proxy Materials.

4.4  Global Opportunity Bond will assist Emerging Markets Debt in obtaining such information as Emerging Markets Debt reasonably requests concerning the beneficial ownership of Global Opportunity Bond shares.

4.5  Subject to the provisions of this Agreement, Emerging Markets Debt and Global Opportunity Bond will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6  Global Opportunity Bond shall furnish or cause to be furnished to Emerging Markets Debt within 30 days after the Closing Date a statement of Global Opportunity Bond's assets and liabilities as of the Closing Date, which statement shall be certified by Global Opportunity Bond's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Global Opportunity Bond shall furnish Emerging Markets Debt, in such form as is reasonably satisfactory to Emerging Markets Debt, a statement certified by Global Opportunity Bond's Treasurer of Global Opportunity Bond's earnings and profits for federal income tax purposes that will be carried over to Emerging Markets Debt pursuant to Section 381 of the Code.

4.7  As soon after the Closing Date as is reasonably practicable, Global Opportunity Bond (a) shall prepare and file all federal and other tax returns and reports of Global Opportunity Bond required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8  Emerging Markets Debt agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.  Representations and Warranties

5.1  Emerging Markets Debt represents and warrants to Global Opportunity Bond as follows:

  (a)  Emerging Markets Debt is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  Emerging Markets Debt is a duly registered, closed-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Emerging Markets Debt have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Emerging Markets Debt are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Emerging Markets Debt is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  Emerging Markets Debt is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Emerging Markets Debt's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Emerging Markets Debt is a party or by which it is bound;

  (e)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Emerging Markets Debt or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Emerging Markets Debt knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (f)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended December 31, 2008, of Emerging Markets Debt audited by Ernst & Young LLP, Emerging Markets Debt's independent registered public accounting firm (copies of which will be furnished to Global Opportunity Bond), fairly present, in all material respects, Emerging Markets Debt's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Emerging Markets Debt (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (g)  All issued and outstanding Emerging Markets Debt Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Emerging Markets Debt does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (h)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Emerging Markets Debt, and this Agreement constitutes a valid and binding obligation of Emerging Markets Debt enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Emerging Markets Debt's performance of this Agreement;

  (i)  Emerging Markets Debt Shares to be issued and delivered to Global Opportunity Bond, for the account of the Stockholders of Global Opportunity Bond, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Emerging Markets Debt Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (j)  All material federal and other tax returns and reports of Emerging Markets Debt required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Emerging Markets Debt's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (k)  For each taxable year since its inception, Emerging Markets Debt has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Emerging Markets Debt to continue to meet the requirements of Subchapter M of the Code;

  (l)  Since December 31, 2008, there has been no change by Emerging Markets Debt in accounting methods, principles or practices, including those required by generally accepted accounting principles;

  (m)  The information furnished or to be furnished by Emerging Markets Debt for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (n)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Emerging Markets Debt) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2  Global Opportunity Bond represents and warrants to Emerging Markets Debt as follows:

  (a)  Global Opportunity Bond is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  Global Opportunity Bond is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of beneficial interest of Global Opportunity Bond have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Global Opportunity Bond are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Opportunity Bond is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  Global Opportunity Bond is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Global Opportunity Bond's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Opportunity Bond is a party or by which it is bound;

  (e)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Opportunity Bond or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Opportunity Bond knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (f)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Global Opportunity Bond for the fiscal year ended December 31, 2008, audited by Ernst & Young LLP, Global Opportunity Bond's independent registered public accounting firm (copies of which have been or will be furnished to Emerging Markets Debt) fairly present, in all material respects, Global Opportunity Bond's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Global Opportunity Bond (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (g)  Global Opportunity Bond has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (h)  All issued and outstanding shares of Global Opportunity Bond are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Global Opportunity Bond does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of stockholders submitted to Emerging Markets Debt pursuant to paragraph 3.4;

  (i)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Global Opportunity Bond, and subject to the approval of Global Opportunity Bond's stockholders, this Agreement constitutes a valid and binding obligation of Global Opportunity Bond, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Global Opportunity Bond's performance of this Agreement;

  (j)  All material federal and other tax returns and reports of Global Opportunity Bond required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Opportunity Bond's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (k)  For each taxable year since its inception, Global Opportunity Bond has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Opportunity Bond to continue to meet the requirements of Subchapter M of the Code;

  (l)  At the Closing Date, Global Opportunity Bond will have good and valid title to the Global Opportunity Bond Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Global Opportunity Bond which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Emerging Markets Debt will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (m)  On the effective date of the Registration Statement, at the time of the meeting of Global Opportunity Bond's stockholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Emerging Markets Debt Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Global Opportunity Bond for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (n)  Global Opportunity Bond will, on or prior to the Valuation Date, declare one or more dividends or other distributions to stockholders that, together with all previous dividends and other distributions to stockholders, shall have the effect of distributing to the stockholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

  (o)  Global Opportunity Bond has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (p)  Global Opportunity Bond is not acquiring Emerging Markets Debt Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Global Opportunity Bond

The obligations of Global Opportunity Bond to consummate the transactions provided for herein shall be subject, at its election, to the performance by Emerging Markets Debt of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1  All representations and warranties of Emerging Markets Debt contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  Emerging Markets Debt shall have delivered to Global Opportunity Bond a certificate of its President and Treasurer, in a form reasonably satisfactory to Global Opportunity Bond and dated as of the Closing Date, to the effect that the representations and warranties of Emerging Markets Debt made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Opportunity Bond shall reasonably request;

6.3  Global Opportunity Bond shall have received a favorable opinion from Dechert LLP, counsel to Emerging Markets Debt, dated as of the Closing Date, to the effect that:

  (a)  Emerging Markets Debt is a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) Emerging Markets Debt is a duly registered, closed-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Emerging Markets Debt and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Opportunity Bond, is a valid and binding obligation of Emerging Markets Debt enforceable against Emerging Markets Debt in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Emerging Markets Debt Shares to be issued to Stockholders of Global Opportunity Bond as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no stockholder of Emerging Markets Debt has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Emerging Markets Debt's Article of Incorporation or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Emerging Markets Debt of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4  As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any increase in the investment advisory fees from those described in Emerging Markets Debt's Annual Report dated December 31, 2008.

7.  Conditions Precedent to Obligations of Emerging Markets Debt

The obligations of Emerging Markets Debt to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Opportunity Bond of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of Global Opportunity Bond contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  Global Opportunity Bond shall have delivered to Emerging Markets Debt at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Emerging Markets Debt and dated as of the Closing Date, to the effect that the representations and warranties of Global Opportunity Bond made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Emerging Markets Debt shall reasonably request;

7.3  Global Opportunity Bond shall have delivered to Emerging Markets Debt a statement of the Global Opportunity Bond Assets and its liabilities, together with a list of Global Opportunity Bond's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Global Opportunity Bond;

7.4  Emerging Markets Debt shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Global Opportunity Bond, dated as of the Closing Date to the effect that:

  (a)  Global Opportunity Bond is a validly existing Maryland corporation and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) Global Opportunity Bond is a duly registered, closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Opportunity Bond and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Emerging Markets Debt, is a valid and binding obligation of Global Opportunity Bond enforceable against Global Opportunity Bond in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Global Opportunity Bond's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Opportunity Bond of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5  On the Closing Date, the Global Opportunity Bond Assets shall include no assets that Emerging Markets Debt, by reason of limitations of Emerging Markets Debt's Charter or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Emerging Markets Debt and Global Opportunity Bond

The obligations of Global Opportunity Bond and Emerging Markets Debt hereunder are each subject to the further conditions that on or before the Closing Date:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Opportunity Bond in accordance with the provisions of Global Opportunity Bond's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Emerging Markets Debt;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by Emerging Markets Debt or Global Opportunity Bond to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Emerging Markets Debt or Global Opportunity Bond;

8.4  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  Global Opportunity Bond shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Stockholders of Global Opportunity Bond substantially all of Global Opportunity Bond's investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6  The parties shall have received the opinion of the law firm of Dechert LLP (based on such representations as such law firm shall reasonably request), addressed to Emerging Markets Debt and Global Opportunity Bond, which opinion shall not be a "covered opinion" within the meaning of Internal Revenue Service Circular 230 and may be relied upon by the stockholders of Global Opportunity Bond (but solely to the extent consistent with such opinion not being a "covered opinion"), substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of Global Opportunity Bond's assets in exchange for Emerging Markets Debt Shares and the assumption by Emerging Markets Debt of certain stated liabilities of Global Opportunity Bond followed by the distribution by Global Opportunity Bond of Emerging Markets Debt Shares to the Stockholders of Global Opportunity Bond in exchange for their Global Opportunity Bond shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code;

  (b)  No gain or loss will be recognized by Emerging Markets Debt upon the receipt of the assets of Global Opportunity Bond solely in exchange for Emerging Markets Debt Shares and the assumption by Emerging Markets Debt of the stated liabilities of Global Opportunity Bond;

  (c)  No gain or loss will be recognized by Global Opportunity Bond upon the transfer of the assets of Global Opportunity Bond to Emerging Markets Debt in exchange for Emerging Markets Debt Shares and the assumption by Emerging Markets Debt of the stated liabilities or upon the distribution of Emerging Markets Debt Shares to the Stockholders of Global Opportunity Bond in exchange for their Global Opportunity Bond shares except that Global Opportunity Bond may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code, or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Stockholders of Global Opportunity Bond upon the exchange of the Global Opportunity Bond shares for Emerging Markets Debt Shares;

  (e)  The aggregate tax basis for Emerging Markets Debt Shares received by each Global Opportunity Bond Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Global Opportunity Bond shares held by each such Global Opportunity Bond Stockholder immediately prior to the Reorganization;

  (f)  The holding period of Emerging Markets Debt Shares to be received by each Global Opportunity Bond Stockholder will include the period during which the Global Opportunity Bond shares surrendered in exchange therefor were held (provided such Global Opportunity Bond shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Global Opportunity Bond acquired by Emerging Markets Debt will be the same as the tax basis of such assets to Global Opportunity Bond immediately prior to the Reorganization; and

  (h)  The holding period of the assets of Global Opportunity Bond in the hands of Emerging Markets Debt will include the period during which those assets were held by Global Opportunity Bond (except where investment activities of Emerging Markets Debt have the effect of reducing or eliminating a holding period with respect to an asset).

Notwithstanding anything herein to the contrary, neither Emerging Markets Debt nor Global Opportunity Bond may waive the conditions set forth in this paragraph 8.7.

9.  Fees and Expenses

9.1  (a)  Emerging Markets Debt and Global Opportunity Bond will pay reorganization expenses of approximately $14,802 and $175,198, respectively. Such expenses include those associated with the entering into, and carrying out of, the provisions of this Agreement, including legal and accounting fees, Commission registration fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the Reorganization.

  (b)  In the event the transactions contemplated herein are not consummated by reason of Global Opportunity Bond being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Global Opportunity Bond's obligations specified in this Agreement), Global Opportunity Bond's only obligation hereunder shall be to reimburse Emerging Markets Debt for all reasonable out-of-pocket fees and expenses incurred by Emerging Markets Debt in connection with those transactions.

  (c)  In the event the transactions contemplated herein are not consummated by reason of Emerging Markets Debt being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Emerging Markets Debt's obligations specified in this Agreement), Emerging Markets Debt's only obligation hereunder shall be to reimburse Global Opportunity Bond for all reasonable out-of-pocket fees and expenses incurred by Global Opportunity Bond in connection with those transactions.

10.  Entire Agreement; Survival of Warranties

10.1  This Agreement constitutes the entire agreement between the parties.

10.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Global Opportunity Bond hereunder shall not survive the dissolution and complete liquidation of Global Opportunity Bond in accordance with Section 1.9.

11.  Termination

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of Global Opportunity Bond and Emerging Markets Debt;

  (b)  by either Emerging Markets Debt or Global Opportunity Bond by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before May 18, 2010; or

  (c)  by either Emerging Markets Debt or Global Opportunity Bond, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Stockholders of Global Opportunity Bond fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Emerging Markets Debt or Global Opportunity Bond, or the Directors or officers of Emerging Markets Debt or Global Opportunity Bond, to any other party or its Directors or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Emerging Markets Debt or Global Opportunity Bond, or the Directors or officers of Emerging Markets Debt or Global Opportunity Bond, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5  The obligations and liabilities of Emerging Markets Debt hereunder are solely those of Emerging Markets Debt. It is expressly agreed that no stockholder, nominee, director, officer, agent, or employee of Emerging Markets Debt shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the Directors of Emerging Markets Debt and signed by authorized officers of Emerging Markets Debt acting as such, and neither such authorization by such Directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6  The obligations and liabilities of Global Opportunity Bond hereunder are solely those of Global Opportunity Bond. It is expressly agreed that no stockholder, nominee, director, officer, agent or employee of Global Opportunity Bond shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the Directors of Global Opportunity Bond and signed by authorized officers of Global Opportunity Bond acting as such, and neither such authorization by such Directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

By: /s/ Randy Takian Name: Randy Takian Title: President

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

By: /s/ Randy Takian Name: Randy Takian Title: President

2008 Annual Report

December 31, 2008

Morgan Stanley

Emerging Markets Debt Fund, Inc.

(MSD)

Morgan Stanley
Investment Management Inc.
Investment Adviser

Morgan Stanley Emerging Markets Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the year ended December 31, 2008, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) had total returns of -12.95%, based on net asset value, and -18.74% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the “Index”), which returned -10.91%. On December 31, 2008, the closing price of the Fund’s shares on the New York Stock Exchange was $7.07, representing a 19.6% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•

In the first half of 2008, the global economy avoided a serious recession and the prospect of the rest of the world “decoupling” from the U.S. centered credit crisis was considered a possibility. The most serious threat to the economic performance of emerging market (EM) countries during this time was inflationary pressures coming from high food and commodity prices. While economic data began to show signs of deterioration in the U.S. and other developed countries, economic growth in the emerging world remained strong, driven by the continued growth of external accounts and increasing domestic demand. EM bonds, both in U.S. dollars and in local currency, performed relatively well with spreads trading in a fairly narrow range.

•

Late in the third quarter, the Lehman Brothers bankruptcy and the associated freezing of credit markets turned the economic headwinds decidedly more negative. Investor confidence plummeted, risk appetite collapsed, and forced selling of all sorts of risky assets ensued. Credit in global markets dried up, marking a turning point for those countries that had managed to remain on the sidelines of the crisis. EM countries endured a series of shocks including manic selling by leveraged investors, an unprecedented drop in commodity prices, and a sharp contraction in developed market growth. Most asset classes declined regardless of fundamentals as indiscriminate deleveraging generated a vicious cycle in which falling prices further undermined investor confidence, fueling additional unwinding of positions.

•

For the overall year, EM sovereign bond markets underperformed developed government bond markets, which were considered relative safe havens, yet outperformed other risky asset classes such as U.S. high yield bonds, leveraged loans and commercial mortgage-backed securities. The J.P. Morgan Emerging Markets Bond Global Index declined 10.91% for the year, with yield spreads widening from 254 basis points to 724 basis points above U.S. Treasury bonds.

•

The Fund’s overweights in Brazilian and Peruvian debt securities bolstered relative returns, as did an underweight in Argentina. Conversely, detractors from performance included overweights in Russian quasi-sovereign bonds, underweights in Lebanese, Chinese and Malaysian debt, and currency exposure to Mexico and Brazil.

Management Strategies

•	We favored securities in Brazil, Indonesia, Mexico and Peru during the reporting period.

•	We maintained a neutral spread duration and moderately lower interest-rate duration relative to the Index throughout most of the period.

2

Morgan Stanley Emerging Markets Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

•

On a fundamental basis, we find significant value in EM dollar-denominated debt at year end. While EM bond prices did advance in December, risk premiums remain at elevated levels. The improvement in credit markets at year end allowed issuers to borrow from the capital markets and trading volumes to improve slightly. We believe that the destruction of value in the last months of the year has created good opportunities in those EM countries with still strong fundamentals that should well position them to weather the global economic recession.

Sincerely,

Randy Takian
President and Principal Executive Officer	January 2009

3

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

		Face Amount (000)	Value (000)
DEBT INSTRUMENTS (96.1%)
Argentina (0.3%)
Sovereign (0.3%)
Republic of Argentina, 8.28%, 12/31/33		$1,743	$571
Brazil (18.3%)
Corporate (0.9%)
Banco ABN Amro Real S.A., 16.20%, 2/22/10	BRL	4,240	1,845
Sovereign (17.4%)
Banco Nacional de Desenvolvimento Economico e Social, 6.37%, 6/16/18 (a)		$5,000	4,775
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/14	BRL	5,613	2,151
Federative Republic of Brazil, 6.00%, 1/17/17		$6,850	7,107
7.13%, 1/20/37		550	627
8.00%, 1/15/18		6,403	7,203
8.88%, 10/14/19 - 4/15/24		6,188	7,590
10.50%, 7/14/14		1,740	2,192
11.00%, 8/17/40 (b)		3,250	4,258
			35,903
			37,748
Bulgaria (0.5%)
Sovereign (0.5%)
Republic of Bulgaria, 8.25%, 1/15/15 (a)		1,149	1,126
Chile (1.5%)
Sovereign (1.5%)
Empresa Nacional de Petroleo, 6.75%, 11/15/12 (a)		3,090	3,104
Colombia (1.8%)
Sovereign (1.8%)
Republic of Colombia, 7.38%, 1/27/17		960	1,003
11.75%, 2/25/20		2,025	2,724
			3,727
Ecuador (0.7%)
Sovereign (0.7%)
Republic of Ecuador, 9.38%, 12/15/15 (c)		3,113	856
9.95%, 8/15/30 (c)		2,500	656
			1,512
Ghana (0.5%)
Sovereign (0.5%)
Republic of Ghana, 8.50%, 10/4/17 (a)		1,916	1,092
Indonesia (7.4%)
Corporate (1.2%)
Pindo Deli Finance Mauritius, Tranche A, 5.43%, 4/28/15 (a)(d)		397	220
Tranche B, 5.43%, 4/28/18 (a)(d)		1,707	486
Tranche C, Zero Coupon, 4/28/25 (d)		6,884	448
Tjiwi Kimia Finance Mauritius Ltd., Tranche A, 5.43%, 4/28/15 (d)		1,317	731
Tranche B, 5.53%, 4/28/18 (a)(d)		1,477	421
Tranche C, Zero Coupon, 4/28/27 (a)(d)		3,352	218
			2,524
Sovereign (6.2%)
Republic of Indonesia, 6.88%, 1/17/18		3,280	2,676
6.88%, 1/17/18 (a)		2,452	2,048
7.75%, 1/17/38		2,339	1,941
7.75%, 1/17/38 (a)		7,222	6,030
			12,695
			15,219
Ivory Coast (0.3%)
Sovereign (0.3%)
Ivory Coast, Zero Coupon, 3/31/18 (c)		2,045	521

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

		Face Amount (000)	Value (000)
Kazakhstan (2.0%)
Sovereign (2.0%)
Intergas Finance BV, 6.38%, 5/14/17		$610	$354
KazMunaiGaz Finance Sub BV, 9.13%, 7/2/18 (a)		5,720	3,746
			4,100
Mexico (18.0%)
Sovereign (18.0%)
Mexican Bonos, 10.00%, 12/5/24	MXN	49,800	4,140
8.00%, 12/17/15		23,609	1,712
Pemex Project Funding Master Trust, 3.30%, 6/15/10 (a)(d)		$4,250	4,038
5.75%, 3/1/18 (a)		1,840	1,633
6.63%, 6/15/35		5,000	4,239
8.63%, 12/1/23		1,740	1,716
9.13%, 10/13/10		4,040	4,262
United Mexican States, 5.63%, 1/15/17 (b)		6,308	6,340
5.95%, 3/19/19		4,080	4,100
6.05%, 1/11/40		560	546
6.75%, 9/27/34		1,479	1,568
7.50%, 1/14/12		1	1
8.38%, 1/14/11		2,665	2,891
			37,186
Nigeria (1.2%)
Sovereign (1.2%)
UBS AG, Federal Republic of Nigeria, Credit Linked Unsecured Notes, Zero Coupon, 4/9/09 NGN	NGN	351,300	2,490
Panama (2.9%)
Sovereign (2.9%)
Republic of Panama, 7.13%, 1/29/26		$1,910	1,810
7.25%, 3/15/15		1,148	1,177
9.38%, 4/1/29		2,663	2,942
			5,929
Peru (5.1%)
Sovereign (5.1%)
Republic of Peru, 6.55%, 3/14/37		2,613	2,345
7.35%, 7/21/25		560	560
8.38%, 5/3/16		1,150	1,245
8.75%, 11/21/33		4,846	5,452
9.88%, 2/6/15		802	926
			10,528
Philippines (6.4%)
Sovereign (6.4%)
Republic of Philippines, 6.38%, 1/15/32		2,000	1,910
8.88%, 3/17/15		7,308	7,783
9.00%, 2/15/13		2,240	2,385
9.50%, 2/2/30		909	1,023
			13,101
Qatar (0.8%)
Sovereign (0.8%)
State of Qatar (Registered), 9.75%, 6/15/30		1,260	1,556
Russia (10.3%)
Corporate (1.0%)
TNK-BP Finance S.A., 7.88%, 3/13/18 (a)		3,800	1,919
Sovereign (9.3%)
RSHB Capital S.A. for OJSC
Russian Agricultural Bank, 6.30%, 5/15/17 (a)		2,004	1,152
7.18%, 5/16/13		270	197
7.18%, 5/16/13 (a)		2,800	2,044
Russian Federation, 7.50%, 3/31/30 (a)(e)		867	761
Russian Federation (Registered), 7.50%, 3/31/30 (b)(e)		11,882	10,426
12.75%, 6/24/28		4,000	4,660
			19,240
			21,159
South Korea (0.4%)
Sovereign (0.4%)
Korea Development Bank,
5.30%, 1/17/13		1,000	911

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Trinidad (0.8%)
Sovereign (0.8%)
National Gas Co. of Trinidad & Tobago Ltd., 6.05%, 1/15/36 (a)	$2,369	$1,708
Turkey (9.1%)
Sovereign (9.1%)
Republic of Turkey, 6.75%, 4/3/18	6,005	5,735
11.00%, 1/14/13	7,145	8,110
11.50%, 1/23/12	320	363
11.88%, 1/15/30	3,237	4,645
		18,853
Uruguay (0.2%)
Sovereign (0.2%)
Republic of Uruguay, 8.00%, 11/18/22	545	507
Venezuela (7.6%)
Sovereign (7.6%)
Republic of Venezuela, 5.75%, 2/26/16	987	424
7.00%, 3/31/38	1,631	599
9.00%, 5/7/23	617	250
9.25%, 9/15/27 - 5/7/08	18,484	8,831
10.75%, 9/19/13	8,330	5,498
		15,602
TOTAL DEBT INSTRUMENTS (Cost $233,342)		198,250
	No. of Warrants
WARRANTS (0.2%)
Nigeria (0.2%)
Central Bank of Nigeria, expires 11/15/20 (d) (Cost $—)	3,000	300
	Shares
SHORT-TERM INVESTMENT (3.7%)
United States (3.7%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $7,662) (f)	7,661,838	$7,662
TOTAL INVESTMENTS (100.0%) (Cost $241,004)		206,212
LIABILITIES IN EXCESS OF OTHER ASSETS		(20,506)
NET ASSETS		$185,706

(a)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of December 31, 2008.

(c)	Issuer is in default.

(d)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2008.

(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.

(f)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)	Value (000)	Settlement Date	In Exchange For (000)	Value (000)	Net Unrealized Appreciation (Depreciation) (000)
USD1,150	$1,150	1/12/09	MXN15,620	$1,125	$(25)

BRL	Brazilian Real
MXN	Mexican Peso
NGN	Nigerian Naira
USD	United States Dollar

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)
(Showing Percentage of Total Value of Investments)

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	93.0%
Other*	3.2
Short-Term Investment	3.8
Total Investments	100.0%

*	Investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Emerging Markets Debt Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	December 31, 2008 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $233,342)	$198,550
Investment in Security of Affiliated Issuer, at Value (Cost $7,662)	7,662
Total Investments in Securities, at Value (Cost $241,004)	206,212
Interest Receivable	5,332
Foreign Currency, at Value (Cost $479)	445
Dividends Receivable	8
Receivable from Affiliate	1
Other Assets	5
Total Assets	212,003
Liabilities:
Payable For:
Reverse Repurchase Agreements	16,467
Dividends Declared	8,389
Payable for Outstanding Warrants	956
Investment Advisory Fees	156
Bank Overdraft	137
Lehman Brothers Closed Reverse Repurchase Transactions	81
Custodian Fees	9
Administration Fees	6
Directors’ Fees and Expenses	6
Unrealized Depreciation on Foreign Currency Exchange Contracts	25
Other Liabilities	65
Total Liabilities	26,297
Net Assets
Applicable to 21,116,315 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$185,706
Net Asset Value Per Share	$ 8.79
Net Assets Consist of:
Common Stock	$ 211
Paid-in Capital	233,740
Distributions in Excess of Net Investment Income	(1,020)
Accumulated Net Realized Loss	(11,337)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	(35,888)
Net Assets	$185,706

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Financial Statements

Statement of Operations	Year Ended December 31, 2008 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$ 16,575
Dividends from Security of Affiliated Issuer	110
Total Investment Income	16,685
Expenses:
Investment Advisory Fees (Note B)	2,247
Administration Fees (Note C)	180
Professional Fees	132
Stockholder Reporting Expenses	39
Custodian Fees (Note D)	26
Stockholder Servicing Agent Fees	9
Directors’ Fees and Expenses	4
Other Expenses	49
Expenses Before Non Operating Expenses	2,686
Interest Expense on Reverse Repurchase Agreements	192
Bank Overdraft Expense	3
Total Expenses	2,881
Waiver of Administration Fees (Note C)	(101)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(5)
Expense Offset (Note D)	(3)
Net Expenses	2,772
Net Investment Income	13,913
Net Realized Gain (Loss) on:
Investments	(2,776)
Foreign Currency Transactions	2,158
Futures Contracts	(5,507)
Swap Agreements	3,461
Net Realized Gain	(2,664)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(46,690)
Foreign Currency Exchange Contracts and Translations	(170)
Future Contracts	282
Swap Agreements	(462)
Change in Unrealized Appreciation (Depreciation)	(47,040)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(49,704)
Net Decrease in Net Assets Resulting from Operations	$(35,791)

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Emerging Markets Debt Fund, Inc.

Financial Statements

Statements of Changes in Net Assets	Year Ended December 31, 2008 (000)	Year Ended December 31, 2007 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$ 13,913	$ 15,187
Net Realized Gain	(2,664)	12,122
Net Change in Unrealized Appreciation (Depreciation)	(47,040)	(11,364)
Net Increase (Decrease) in Net Assets Resulting from Operations	(35,791)	15,945
Distributions from and/or in Excess of:
Net Investment Income	(18,360)	(14,541)
Capital Share Transactions:
Repurchase of Shares (699,771 and 230,595 shares, respectively)	(5,974)	(2,257)
Total Decrease	(60,125)	(853)
Net Assets:
Beginning of Period	245,831	246,684
End of Period (Including Distributions in Excess of Net Investment Income of $(1,020) and $(1,682), respectively)	$185,706	$245,831

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Financial Statements

Statement of Cash Flows	Year Ended December 31, 2008 (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$ 144,555
Purchase of Long-Term Investments	(143,816)
Net Increase (Decrease) in Short-Term Investments	(1,702)
Net Increase (Decrease) in Foreign Currency Holdings	(479)
Net Increase (Decrease) in Cash Overdrafts	96
Net Realized Gain (Loss) for Foreign Currency Transactions	2,158
Net Realized Gain (Loss) on Futures Contracts	(5,507)
Net Realized Gain (Loss) on Swap Agreements	3,461
Net Investment Income	13,913
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	381
Net (Increase) Decrease in Payables Related to Operations	(111)
Accretion/Amortization of Discounts and Premiums	288
Net Cash Provided (Used) by Operating Activities	13,237
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	73,490
Cash Paid for Reverse Repurchase Agreements	(66,493)
Payment for Fund Shares Repurchased	(5,974)
Cash Distributions Paid	(14,260)
Net Cash Provided (Used) for Financing Activities	(13,237)
Net Increase (Decrease) in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	$ —

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Reverse Repurchase Agreements during the Period	$ 248

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Emerging Markets Debt Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$ 11.27	$ 11.19		$ 10.80	$ 10.39	$ 10.24
Net Investment Income†	0.65	0.69		0.67	0.91	0.83
Net Realized and Unrealized Gain (Loss) on Investments	(2.32)	0.03		0.49	0.44	0.19
Total from Investment Operations	(1.67)	0.72		1.16	1.35	1.02
Distributions from and/or in Excess of:
Net Investment Income	(0.86)	(0.66)		(0.77)	(0.94)	(0.87)
Anti-Dilutive Effect of Share Repurchase Program	0.05	0.02		—	—	—
Net Asset Value, End of Period	$ 8.79	$ 11.27		$ 11.19	$ 10.80	$ 10.39
Per Share Market Value, End of Period	$ 7.07	$ 9.70		$ 10.84	$ 10.88	$ 9.61
TOTAL INVESTMENT RETURN:
Market Value	(18.74)%	(4.52)%		7.38%	23.98%	7.95%
Net Asset Value(1)	(12.95)%	7.46%		11.66%	13.83%	11.24%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$185,706	$245,831		$246,684	$238,091	$229,044
Ratio of Expenses to Average Net Assets(2)	1.23%+	1.29	%+	1.34%	1.36%	1.22%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.15%+	1.10	%+	1.16%	1.16%	1.16%
Ratio of Net Investment Income to Average Net Assets(2)	6.19%+	6.11	%+	6.12%	8.58%	8.18%
Portfolio Turnover Rate	64%	56%		44%	50%	118%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.28%+	1.34	%+	1.38%	1.41%	1.23%
Ratio of Net Investment Income to Average Net Assets	6.14%+	6.06	%+	6.08%	8.53%	8.17%

(1)   Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†      Per share amount is based on average shares outstanding.

+      Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements

Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

13

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

At December 31, 2008, the Fund had reverse repurchase agreements outstanding with UBS as follows:

Maturity in Less than 366 Days
Value of Securities Subject to Repurchase	$19,731,000
Liability Under Reverse Repurchase Agreement	$16,467,000
Weighted Average Days to Maturity	11.52

The weighted average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2008 was approximately $8,031,000 at a weighted average weekly interest rate of 3.17%.

3.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.              Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Cross Currency Hedges: The Fund may enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated. At December 31, 2008, the Fund did not have any outstanding cross currency hedges.

14

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Purchased & Written Options: The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Fund may purchase call and put options on its securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. At December 31, 2008, the Fund did not have any outstanding purchased or written options.

Structured Securities: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Futures: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks

15

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

At December 31, 2008, the Fund did not have any outstanding futures contracts.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

Swaps: A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The Fund intends to use interest rate swaps for hedging purposes, to manage the maturity and duration of the Fund, or to gain exposure to a market without directly investing in securities traded in that market.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.

The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example,

16

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps in the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Fund amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statement of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the

17

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets & Liabilities may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown in the Statement of Assets & Liabilities.

Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets & Liabilities. At December 31, 2008, the Fund did not have any outstanding swap agreements.

5.     New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

6.     Fair Value Measurement: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments* (000)
Level 1 - Quoted Prices	$ 7,662	$ —
Level 2 - Other Significant Observable Inputs	198,550	(16,488)
Level 3 - Significant Unobservable Inputs	—	—
Total	$206,212	$(16,488)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities (000)
Balance as of 12/31/07	$ 422
Accrued discounts/premiums	2
Realized gain (loss)	(138)
Change in unrealized appreciation (depreciation)	(63)
Net purchases (sales)	(223)
Net transfers in and/or out of Level 3	—
Balance as of 12/31/08	$ —
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 12/31/08.	$ —

*Other financial instruments include forwards and reverse repurchase agreements.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

C.  Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2008, approximately $101,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.  Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.  Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to stockholders are recorded on the ex-dividend date.

19

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes(FIN 48)sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$18,360	$ —	$14,541	$ —

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown reclass, swap transactions and investment in certain fixed income securities, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$5,109	$(5,109)	$ —

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$47	$ —

At December 31, 2008, the U.S. Federal income tax cost basis of investments was approximately $241,422,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $35,210,000 of which $3,071,000 related to appreciated securities and $38,281,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $913,000.

At December 31, 2008, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $8,272,000 available to offset future capital gains, of which $3,458,000 will expire on December 31, 2009 and $4,814,000 will expire on December 31, 2016.

20

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.                          Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.                        Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $5,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value December 31, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2008 (000)
$5,960	$133,546	$131,844	$110	$7,662

During the year ended December 31, 2008, the Fund made purchases and sales totaling approximately $143,860,000 and $148,865,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Assets and Liabilities and the differences could be material.

During the year ended December 31, 2008, the Fund incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.                        Other: On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. During the year ended December 31, 2008, the Fund repurchased 699,771 of its shares at an average discount of 16.44% from net asset value per share. Since the inception of the program, the Fund has repurchased 930,366 of its shares at an average discount of 15.89% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On December 12, 2008 the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.3973 per share, derived from net investment income, payable on January 9, 2009, to stockholders of record on December 19, 2008.

I.                             Supplemental Proxy Information (unaudited): On June 19, 2008, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Kathleen A. Dennis	18,373,920	1,056,204
Joseph J. Kearns	18,373,169	1,056,955
Michael E. Nugent	18,357,852	1,072,272
Fergus Reid	18,365,225	1,064,899

Federal Income Tax Information (unaudited)

For Federal Income Tax purposes, the following information is furnished with respect to the Fund’s earnings for its taxable year ended December 31, 2008.

For non-U.S. residents, the Fund may designate up to a maximum of approximately $85,000 as qualifying as interest-related dividends.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

21

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/msim. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s website at www.sec.gov.

22

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric J. Baurmeister, Federico L. Kaune and Abigail L. McKenna, each a Managing Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Fund in July 2002. Ms. McKenna has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Fund in July 2002. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and joined the team managing the Fund in August 2002.

23

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Report of Independent Registered Public
Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Debt Fund, Inc. at December 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2009

24

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

25

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•

If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

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Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

27

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

28

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly, CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

29

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*      This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**    The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†      For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

30

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

31

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Executive Officers (cont’d):

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*    This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 3, 2008.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

32

Morgan Stanley Emerging Markets Debt Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Amy R. Doberman
Michael Bozic	Vice President

Kathleen A. Dennis	Stefanie V. Chang Yu
Vice President
James F. Higgins
James W. Garrett
Dr. Manuel H. Johnson	Treasurer and Chief
Financial Officer
Joseph J. Kearns
Carsten Otto
Michael F. Klein	Chief Compliance Officer

W. Allen Reed	Mary E. Mullin
Secretary
Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and
Director

Randy Takian
President and Principal
Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CEMSDANN  IU09-00642I-Y12/08

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") relates to the shares of common stock ("common shares") of Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt") to be issued pursuant to an Agreement and Plan of Reorganization, dated June 19, 2009, between Emerging Markets Debt and Morgan Stanley Global Opportunity Bond Fund, Inc. ("Global Opportunity Bond" and, together with Emerging Markets Debt, the "Funds") in connection with the acquisition by Emerging Markets Debt of substantially all of the assets and the assumption by Emerging Markets Debt of substantially all of the liabilities of Global Opportunity Bond. This SAI does not constitute a prospectus. This SAI does not include all information that a stockholder should consider before voting on the proposal contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated September 23, 2009 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been filed with the Securities and Exchange Commission (the "Commission") and may be obtained without charge by mailing a written request to Morgan Stanley Emerging Markets Debt Fund, Inc., c/o JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017 or by calling (800) 231-2608 (toll-free). Please retain this document for future reference.

The date of this SAI is September 23, 2009.

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus concerning the Funds. The Proxy Statement and Prospectus has been sent to Global Opportunity Bond's stockholders in connection with the solicitation of proxies by the Board of Directors of Global Opportunity Bond to be voted at the Special Meeting of Stockholders of Global Opportunity Bond to be held on November 18, 2009. This SAI incorporates by reference, the entire Proxy Statement and Prospectus, the Annual Report of Emerging Markets Debt for the fiscal year ended December 31, 2008, the Semi-Annual Report for Emerging Markets Debt for the period ended June 30, 2009 and the Annual Report of Global Opportunity Bond for the fiscal year ended December 31, 2008.

FUND HISTORY

Emerging Markets Debt was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Global Opportunity Bond was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the 1940 Act.

INVESTMENT OBJECTIVES AND POLICIES

General

The Funds are non-diversified, closed-end management investment companies. The primary investment objective of the Funds is to produce high current income, with a secondary investment objective of capital appreciation. The Funds are designed primarily for long-term investment and investors should not consider any Fund to be a short-term trading vehicle. As with all investment companies, there can be no assurance that each Fund's investment objective will be achieved.

Under normal market circumstances, Emerging Markets Debt invests at least 80% of its assets in debt securities of government and government related issuers located in emerging countries, entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers located in or organized under the laws of emerging countries. Emerging Markets Debt seeks to achieve its objective by investing at least 65% of its total assets in debt securities of government and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. In addition, Emerging Markets Debt may invest up to 35% of its total assets in debt securities of corporate issuers located in or organized under the laws of emerging countries.

Global Opportunity Bond seeks to achieve its investment objective through investments primarily in high yield bonds of issuers located throughout the world, including U.S. issuers and issuers in emerging countries. Under normal market circumstances, Global Opportunity Bond invests at least 80% of its net assets in bonds. Global Opportunity Bond invests at least 65% of its total assets in high yield bonds. Global Opportunity Bond may also invest up to 35% of its total assets in high yielding fixed income equity instruments such as preferred stock. Global Opportunity Bond allocates its assets among three types of investments: (i) high yield non-investment grade bonds of U.S. and non-U.S. corporate issuers, (ii) emerging country bonds and (iii) high yield investment grade bonds of

U.S. and non-U.S. issuers, including corporations, trusts, partnerships, government and government-related entities and supranational entities.

Each Fund's investment objectives (and each Fund's investment restrictions set forth below under "Investment Restrictions") are fundamental policies of the Fund and may not be changed without the approval of the holders of a "majority of the Fund's outstanding voting securities," which means the lesser of (i) 67% or more of the common shares of the Fund represented at a meeting of stockholders, if the holders of more than 50% of the outstanding common shares of the Fund are present or represented by proxy, and (ii) more than 50% of the outstanding common shares of the Fund. Each Fund's other investment policies described below, except as set forth under "Investment Restrictions," are non-fundamental and may be changed by the Fund without stockholder approval.

Investment Strategies and Risks

Derivatives. Each Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. Each Fund complies with applicable regulatory requirements when using derivatives, including the segregation of liquid assets when mandated by the Commission rules or Commission staff positions. Although the Adviser seeks to use derivatives to further each Fund's investment objective, no assurance can be given that the use of derivatives will achieve this result.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. Each Fund may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

Each Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Each Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

Each Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

Each Fund may close out an options position which it has written through a closing purchase transaction. Each Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. Each Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to a Fund. Each Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. Each Fund may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to a Fund, minus the premium paid. Each Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. Each Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. Each Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Fund could cause the Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

•  Each Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  Each Fund's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•  Each Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, a Fund may be required to maintain segregated liquid assets in order to cover futures transactions. The Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by Commission rules or Commission staff positions. See "Regulatory Matters" below.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for a Fund than if it had not entered into forward contracts. Each Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

Each Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, a Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of a Fund's commitments with respect to such contracts.

Each Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the "Code"), requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. Each Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with a Fund, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). Each Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund's investment objectives and policies, a Fund is not limited to any particular form or variety of swap contract. Each Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

Each Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Each Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. Each Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, a Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. Each Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by the Fund. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Investments. Each Fund also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Each Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle's administrative and other expenses.

Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund's illiquidity to the extent that such Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. Each Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters. As described herein, each Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund's potential economic exposure under the transaction. Each Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to a Fund for investment purposes. If a large portion of a Fund's assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., a Fund's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Fund may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Each Fund's use of derivatives may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of a Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or SAI. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

Other Investments

Private Placements and Restricted Securities. The Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits a Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities." However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Warrants. Each Fund may invest in equity linked securities or equity linked instruments such as warrants. Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the underlying security exceeding the price fixed by the warrant. The leveraging effect of investment in warrants and the volatility of warrant prices make the risk attached to the investment in warrants higher than in the case of investment in equities.

Purchasing warrants would entitle a Fund, upon exercise of the warrant, to receive any appreciation in the market price of the underlying security over approximately the market price at the time of purchase. Warrants are exercisable over specified periods, have no rights, pay no dividends and have no rights with respect to the corporations issuing them.

Repurchase Agreements. Each Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by Global Opportunity Bond in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of Global Opportunity Bond. These agreements, which may be viewed as a type of secured lending by Global Opportunity Bond, typically involve the acquisition by Global Opportunity Bond of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that Global Opportunity Bond will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. Global Opportunity Bond will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, Global Opportunity Bond follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, Global Opportunity Bond will seek to liquidate such collateral. However, the exercising of Global Opportunity Bond's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, Global Opportunity Bond could suffer a loss.

Convertible Securities. Each Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

Each Fund may invest in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although each Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by a Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Inverse Floaters. Each Fund may invest in inverse floaters. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a corresponding greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

INVESTMENT RESTRICTIONS

The restrictions listed below have been adopted by each Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund. The 1940 Act defines a majority as the lesser of (a) 67% or more of the common shares represented at a meeting of stockholders, if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (b) more than 50% of the outstanding common shares of a Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

Also, if a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy:

  (1)  Emerging Markets Debt may not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government other than the U.S. government).

  (2)  Emerging Markets Debt may not make any investment for the purpose of exercising control or management.

  (3)  Emerging Markets Debt may not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

  (4)  Emerging Markets Debt may not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objective and policies, (ii) enter into repurchase agreements to the extent permitted under applicable law, and (iii) make loans of portfolio securities.

  (5)  Emerging Markets Debt may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

  (6)  Emerging Markets Debt may issue senior securities or borrow money in an amount not in excess of 33 1/3% of the Fund's total assets (not including the amount borrowed).

  (7)  Emerging Markets Debt may purchase securities on margin and engage in short sales of securities.

As a matter of fundamental policy:

  (1)  Global Opportunity Bond may not buy or sell commodities or real estate, except that it may purchase and sell interest rate futures contracts and futures contracts on stock indices and foreign currencies, securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  (2)  Global Opportunity Bond may not make loans except that the Fund may (i) purchase bonds in accordance with its investment objectives and policies, (ii) enter into repurchase agreements in accordance with its investment objectives and policies and (iii) lend its portfolio securities so long as such loans are not inconsistent with the 1940 Act or interpretations of the Commission thereunder.

  (3)  Global Opportunity Bond may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable securities laws.

  (4)  Global Opportunity Bond may not invest for the purpose of exercising control over management of any company.

  (5)  Global Opportunity Bond may not acquire any securities if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in a particular industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided further that the foregoing restriction will not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer.

  (6)  Global Opportunity Bond may not issue senior securities or borrow money, except for (a) preferred stock and other senior securities (including borrowing money, including on margin if margin securities are owned, entering into reverse repurchase agreements and entering into similar transactions) not in excess of 33 1/3% of its total assets and (b) borrowings up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for clearance of transactions, repurchase of its common shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above; provided, however, that the Fund's obligations under when-issued and delayed delivery transactions and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of hedging transactions shall not be deemed to involve the issuance of a "senior security" or a "borrowing." For purposes of clauses (a) and (b) above, the term "total assets" shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by this item (6).

As a matter of operating policy, which may be changed by a Fund's Board without stockholder vote, the Funds will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

With respect to Emerging Markets Debt, as a matter of operating policy, which may be changed by the Fund's Board without stockholder vote, Emerging Markets Debt will not:

  (1)  Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from lenders and enter into reverse repurchase agreements in an amount not to exceed 33 1/3% of its total assets (including the amount borrowed), (ii) such short-term credits as may be necessary for the clearance or settlement of transactions are not considered borrowings or senior securities, and (iii) the Fund may borrow up to an additional 5% of its total assets (including the amount borrowed) for temporary or emergency purposes without regard to the amount of senior securities and borrowings outstanding. The Fund may pledge its assets to secure such borrowings.

Unlike fundamental policies, operating policies of the Funds may be changed by the Directors of the applicable Fund, without a vote of the Fund's stockholders, if the Directors determine such action is warranted. Each Fund will notify its stockholders of any change in any of the operating policies set forth above.

Under the 1940 Act, the Funds may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, each Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested.

MANAGEMENT OF THE FUNDS

Board of Directors

Each Fund's Board of Directors (the "Board") oversees the management of each Fund, but does not itself manage the Funds. The Directors review various services provided by or under the direction of the Adviser to ensure that each Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Funds in a satisfactory manner.

Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of a Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Funds' and its stockholders.

Directors and Officers

The Directors are divided into three classes. Directors serve for a three-year term and until their successors have been duly elected and qualify. The Board of each Fund consists of six Directors. Certain of these individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional Funds") and by Morgan Stanley Investment Advisors Inc. (the "Retail Funds"). Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Directors. The other Director (the "Interested Director") is affiliated with the Adviser.

The Independent Directors of the Funds, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (effective December 31, 2008) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Since August 2006	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
W. Allen Reed (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

The Director who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2008) and the other directorships, if any, held by the Interested Director, are shown below.

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Independent Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of Morgan Stanley Investment Management Inc. and various entities affiliated with Morgan Stanley Investment Management Inc. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since August 2006	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves for a three-year term and until his or her respective successor is duly elected and qualifies.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
James E. Garrett (40) 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves for a three-year term and until his or her respective successor is duly elected and qualifies.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2008, is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in Emerging Markets Debt (As of December 31, 2008)	Dollar Range of Equity Securities in Global Opportunity Bond (As of December 31, 2008)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2008)
Independent:
Frank L. Bowman(1)	none	none	over $100,000
Michael Bozic	none	none	over $100,000
Kathleen A. Dennis	none	none	over $100,000
Manuel H. Johnson	none	none	over $100,000
Joseph J. Kearns(1)	none	none	over $100,000
Michael F. Klein	none	none	over $100,000
Michael E. Nugent	none	none	over $100,000
W. Allen Reed(1)	$1-10,000	none	over $100,000
Fergus Reid(1)	none	none	over $100,000
Interested:
James F. Higgins	none	none	over $100,000

  (1)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Independent Directors and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Directors. Each Fund seeks as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on a Fund's Board, such individuals may reject other attractive assignments because the Fund makes substantial demands on their time. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Compliance and Insurance Committee, and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

Each Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of each Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund's system of internal controls; and reviewing the valuation process. Each Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of each Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of each Fund (with such disinterested Directors being "Independent Directors" or individually, "Independent Director"). Each Independent Director is also "independent" from the Funds under the listing standards of the New York Stock Exchange ("NYSE"). The Chairperson of the Audit Committee of each Fund is Joseph J. Kearns.

The Board of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Funds' Board and on committees of such Board and recommends such qualified individuals for nomination by the Funds' Independent Directors as candidates for election as Independent Directors, advises the Funds' Board with respect to Board composition, procedures and committees, develops and recommends to the Funds' Board a set of corporate governance principles applicable to a Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Funds' Board and any Board committees and oversees periodic evaluations of the Funds' Board and its committees. The members of the Governance Committee of the Funds are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid.

The Funds do not have a separate nominating committee. While each Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Funds. Persons recommended by the Funds' Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Funds' Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under the section "—Stockholder Communications."

Each Board formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manual H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of each Fund. The Investment Committee also recommends to the Board to approve or renew the Funds'

Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

  (1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

  (2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

  (3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During each Fund's fiscal year ended December 31, 2008, the Board held the following meetings:

Board of Directors	8
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	2
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	7
Money Market and Alternatives Sub-Committee	5

Stockholder Communications

Stockholders may send communications to each Fund's Board. Stockholders should send communications intended for each Fund's Board by addressing the communication directly to such Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to the Board member(s) at the address specified on the previous pages for each Director. Other stockholder communications received by a Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

Each Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Funds who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Director.

Effective April 1, 2004, each Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Funds' Directors from the Funds for the fiscal year ended December 31, 2008 and the aggregate compensation payable to each of the Funds' Directors by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2008.

	Compensation(1)
Name of Independent Director:	Aggregate Compensation from Emerging Markets Debt(2)	Aggregate Compensation from Global Opportunity Bond(2)	Total Compensation from Fund and Fund Complex Paid to Directors(3)
Frank L. Bowman(2)	$306	$41	$215,000
Michael Bozic	323	44	230,000
Kathleen A. Dennis	306	41	215,000
Manuel H. Johnson	365	49	260,000
Joseph J. Kearns(2)	386	52	286,250
Michael F. Klein	306	41	215,000
Michael E. Nugent	561	76	400,000
W. Allen Reed(2)	306	41	215,000
Fergus Reid	323	44	241,250
Name of Interested Director:
James F. Higgins	281	38	200,000

  (1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

  (2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to each Fund's fiscal year. The following Directors deferred compensation from the Funds during the fiscal year ended December 31, 2008: Mr. Bowman, $347; Mr. Kearns, $219; Mr. Reed, $347.

  (3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the Directors under the DC Plan. As of December 31, 2008, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $397,110, $761,543, $332,876 and $474,242, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Funds' Independent Directors by the Adopting Funds for the calendar year ended December 31, 2008, and the estimated retirement benefits for the

Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Director:	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$17,198	$45,874
Manuel H. Johnson	$18,179	$67,179
Michael E. Nugent	$3,512	$60,077

  (1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

The Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of stockholders. See "Management of the Fund—Directors and Officers of the Fund."

The Charter and the Bylaws of the Funds provide that each Fund will indemnify, and pay or reimburse reasonable expenses before final disposition of a proceeding to, directors, officers, employees or agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the "MGCL") and the 1940 Act. Maryland law requires a corporation (unless its charter provides otherwise, which the Funds' Charters does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity, or in the defense of any claim, issue or matter in such a proceeding. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation generally may not indemnify for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify for a judgment of liability on the basis that personal benefit was improperly received. In either of these cases, a Maryland corporation may indemnify for expenses only if a court orders indemnification. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer. First, however, the corporation must receive a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met. The termination of any proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of any order of probation prior to judgment, creates a rebuttable presumption that the director or officer did not meet the requisite standard of conduct required for indemnification to be permitted. Each Fund's Charter further provides that, to the fullest extent permitted by Maryland law, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Investment Advisory and Other Services

Morgan Stanley Investment Management Inc. serves as each Fund's investment adviser. The Adviser provides investment advisory services to each Fund under the terms of an Investment Advisory and Management Agreement. The Adviser is a registered investment adviser under the Advisers Act. The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. As of June 30, 2009, the Adviser, together with its affiliated asset management companies, had $355.5 billion of assets under management or supervision. The Adviser's principal address is 522 Fifth Avenue, New York, New York 10036. The Adviser currently acts as adviser for 74 funds registered under the 1940 Act.

Under the terms of each Investment Advisory and Management Agreement, the Adviser makes all investment decisions, prepares and makes available research and statistical data, and supervises the purchase and sale of securities on behalf of each Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Funds' investment objectives and policies, under the direction and control of each Fund's Board. The Adviser also is responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Funds to the extent such records, reports and other information are not maintained or furnished by the Funds' administrators, custodians or other agents. The Adviser pays the salaries and expenses of the Funds' officers and employees, as well as the fees and expenses of the Funds' Directors, who are directors, officers or employees of the Adviser or any of its affiliates. However, each Fund bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Fund's Board or any committee thereof.

Pursuant to each Investment Advisory and Management Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

Each Investment Advisory and Management Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by a Fund in connection with matters to which the Investment Advisory and Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory and Management Agreement.

For the fiscal years ended December 31, 2006, 2007 and 2008, Emerging Markets Debt paid the Adviser fees of approximately $2,397,636, $2,485,734 and $2,246,727, respectively.

For the fiscal years ended December 31, 2006, 2007 and 2008, Global Opportunity Bond paid the Adviser fees of approximately $336,286, $343,438 and $301,136, respectively.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The following information is as of December 31, 2008:

Mr. Baurmeister managed nine registered investment companies with a total of approximately $1.6 billion in assets; seven pooled investment vehicles other than registered investment companies with approximately $568.7 million in assets; and four other accounts with a total of approximately $346.9 million in assets.

Mr. Kaune managed nine registered investment companies with a total of approximately $1.6 billion in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $568.7 million in assets; and four other accounts with a total of approximately $246.9 million in assets.

Ms. McKenna managed 11 registered investment companies with a total of approximately $1.7 billion in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $568.7 million in assets; and seven other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.8 billion in assets.

Mr. Schaney managed nine registered investment companies with a total of approximately $794 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from Emerging Markets Debt and/or Global Opportunity Bond, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over Emerging Markets Debt and/or Global Opportunity Bond. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Adviser or its affiliates.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers. As of December 31, 2008, Messrs. Baurmeister, Kaune and Schaney and Ms. McKenna did not own any securities in the Funds.

The Administrator

Morgan Stanley Investment Management Inc. serves as administrator to the Fund pursuant to the Administration Agreement. Under the Administration Agreement, the administrative fee is 0.08% of the Fund's average weekly net assets. As approved by the Board, the Adviser has agreed to limit the administration fee so that it will be no greater than 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses.

Custodian, Dividend Disbursing and Transfer Agent

JPMorgan Chase Bank, N.A., 4 New York Plaza, New York, New York 10004, serves as custodian for each Fund (the "Custodian") and has custody of all securities and cash of each Fund. The Custodian holds cash, securities, and other assets of the Funds as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Any of the Funds' cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

Computershare Inc. and Computershare Trust Company, N.A. (collectively, the "Transfer Agent") act as each Fund's dividend paying agent, transfer agent and the registrar for each Fund's common shares. The Transfer Agent charges each Fund an annual per stockholder account fee and is reimbursed for its out-of-pocket expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of each Fund's Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

The placing and execution of orders for the Funds also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Funds and their affiliates (including the Adviser or its affiliates). The Funds may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the Commission when the Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Funds may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the Commission or regulatory authorization, if necessary. The Funds will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

With respect to all transactions in securities, the policy of each Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Funds believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

With respect to all transactions in securities, in seeking to implement each Fund's policies, the Adviser effects transactions with those brokers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker, it may give consideration to placing portfolio transactions with that broker who also furnishes research and other services to the Funds or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be utilized by the Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser and certain of its affiliates currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Funds and other client accounts, various factors may be considered, including the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

Brokerage commissions paid by Emerging Markets Debt for the fiscal years ended December 31, 2006, 2007 and 2008 were $12,028, $1,433 and $8,093, respectively. Brokerage commissions paid by Global Opportunity Bond for the fiscal years ended December 31, 2006, 2007 and 2008 were $853, $1,647 and $1,875, respectively.

For the fiscal years ended December 31, 2006, 2007 and 2008, Emerging Markets Debt paid a total of $0, $0 and $0, respectively, in brokerage commissions to Morgan Stanley & Co. For the fiscal years ended December 31, 2006, 2007 and 2008, Global Opportunity Bond paid a total of $0, $0 and $0, respectively, in brokerage commissions to Morgan Stanley & Co.

During the fiscal year ended December 31, 2008, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0% and 0% of the total brokerage commissions paid by each of Emerging Markets Debt and Global Opportunity Bond, respectively, during 2008 and were paid on account of transactions having an aggregate dollar value equal to approximately 0% and 0% of the aggregate dollar value of all portfolio transactions of Emerging Markets Debt and Global Opportunity Bond, respectively, during 2008 for which commissions were paid.

NET ASSET VALUE

Each Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of common shares outstanding. In valuing the Fund's assets, equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on the NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by each Fund's Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the NYSE. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets in which the Funds may invest on days that are not Fund business days. Each Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. When an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by each Fund's Board. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Funds' net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, or trade in the over-the-counter market, the values of each Fund's portfolio securities may change on days when you will not be able to purchase or sell your common shares.

All assets or liabilities of the Funds not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. Each Fund's obligation to pay any local taxes are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund's net asset value.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

It is each Fund's policy, which may be changed by each Fund's Board, to pay quarterly dividends to stockholders from net investment income. Each Fund intends to distribute all of its net investment income on an annual basis. Each Fund will distribute all of its net realized long-term and short-term capital gains, if any, at least once per year but it may make such distributions on a more frequent basis to comply with the distribution requirements of the Code.

All registered holders of common shares of each Fund (other than brokers and nominees of banks or other financial institutions) are automatically included in its respective automatic Dividend Reinvestment Plan (the "Plan"), unless they elect to the contrary at the time they purchase common shares of the Fund. All distributions under the Plan are automatically reinvested in common shares of a Fund in full and fractional common shares. Stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to stockholders of record.

U.S. Federal Income Taxes

The following is a summary of material U.S. federal income tax consequences that may be relevant to a stockholder acquiring, holding and disposing of common shares of the Funds. This discussion addresses only U.S. federal income tax consequences to stockholders who hold their common shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances. This discussion also does not address all of the tax consequences that may be relevant to stockholders who are subject to special rules, including, without limitation, financial institutions; insurance companies; dealers and traders in securities; tax exempt or tax-deferred plans, accounts, or entities; U.S. stockholders whose functional currency is other than the U.S. dollar; or stockholders who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax, and certain federal excise tax, consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable U.S. tax laws as of the date of this prospectus; U.S. tax law may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Funds including the applicable U.S. federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, each Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code; (b) diversify its holdings so that, at close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which a Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the Fund must not have held more than 10% of the outstanding voting securities of any one such issuer which includes for these purposes equity securities of a qualified publicly traded partnership, no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which a Fund controls and which are engaged in the same or similar or related trades or businesses, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

For purposes of the 90% of gross income requirement described above, the Internal Revenue Code of 1986, as amended (the "Code") expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a Fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however, each Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its stockholders an amount equal to such income and gains. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. Each Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. If necessary, the Funds intend to borrow money or liquidate assets to make such distributions. If a Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax on all of its taxable income at regular corporate income tax rates without any deduction for distributions to its stockholders, and such distributions generally will be taxable to stockholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits.

Stockholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from a Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the stockholder as ordinary income regardless of whether the stockholder receives such payments in additional common shares or in cash. For taxable years beginning on or before December 31, 2010, the Funds may receive certain dividends and designate the distribution of such dividends as "qualified dividends," provided holding period and other requirements are met at both the stockholder and Fund level. Such dividends are taxed at the same rate as long-term capital gains. Given the nature of the Funds' investments, the Funds do not expect to make significant distributions eligible for taxation at the reduced rates applicable to capital gains.

As a regulated investment company, each Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers, if any, that it distributes to its stockholders. If a Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. The Board of each Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. Each Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who are stockholders of record as of the close of a taxable year of the Fund who, if subject to U.S. federal income taxation (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate common shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate common shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of common shares owned by a stockholder of the Fund generally will be increased by an amount equal to 65% (the difference between the amount of includable capital gains from the dividend and the tax that the stockholder is deemed to have paid with respect to such common shares) of the amount of undistributed capital gains included in the stockholder's income. Distributions of net long-term capital gains, if any, by a Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in common shares and regardless of how long the stockholder has held a Fund's common shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under the Code, net long-term capital gains generally will be taxed at a rate no greater than 15% for individuals and 35% for corporations. Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

Stockholders receiving dividends or distributions in the form of additional common shares pursuant to each Fund's Dividend Reinvestment and Cash Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the common shares equal to such amount. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan" in the Proxy Statement and Prospectus.

If the net asset value of common shares is reduced below a stockholder's cost as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying common shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of common shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of a Fund, and may therefore vary from year to year.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated income, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Under the Code, each Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Funds must distribute annually at least 98% of their ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Funds that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by a Fund in October, November or December of any year and payable to stockholders of record of such month in January shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year.

The Funds' investments in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and non-U.S. corporations classified as PFICs, will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it invests in any foreign currency, option, futures contract, forward contract, PFIC or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

Each Fund may make investments that accrue income that is not matched by a current receipt of cash by such Fund, such as investments in certain obligations having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if such Fund elects to accrue market discount on a current basis on debt instruments. In addition, income may continue to accrue for U.S. federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a concurrent receipt of cash to a Fund, such Fund may be required to borrow money temporarily or liquidate other securities to be able to make distributions to its investors.

Amounts paid by the Funds to individuals and certain other stockholders who have not provided the Funds with their correct taxpayer identification number ("TIN") and certain certifications required by the IRS as well as stockholders with respect to whom the Funds have received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of common shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Upon the sale or exchange of its common shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and the stockholder's basis in the common shares. Such gain or loss will be treated as capital gain or loss if the common shares are capital assets in the stockholder's hands, and will be long-term if the stockholder's holding period for the common shares is more than 12 months and otherwise will be short-term. For taxable years beginning before January 1, 2011, the long-term capital gain rate applicable to individuals generally is 15% (or 5% for individuals in lower tax rate brackets). Any loss realized on a sale or exchange will be disallowed to the extent that the common shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the common shares. In such a case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund common shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such common shares. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

A repurchase by a Fund of common shares generally will be treated as a sale of the common shares by a stockholder provided that after the repurchase the stockholder, either directly or by attribution under Section 318 of the Code, (a) does not own any common shares, or (b) has not experienced a meaningful reduction in its proportionate interest in the Fund. If, after a repurchase a stockholder continues to own, directly or by attribution, any common shares, and has not experienced a meaningful reduction in its proportionate interest in a Fund, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. If, in addition, the Fund has made such repurchases as part of a series of redemptions, there is a risk that stockholders who do not have any of their common shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of a Fund.

Foreign Tax Credits

Income and gains received by a Fund from sources outside the United States may be subject to withholding and other taxes by foreign countries. If a Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if, as expected, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its stockholders. Each Fund expects to make this election. As a consequence, each stockholder will be required to include in its income an amount equal to its allocable share of such income taxes paid by the Fund to a foreign country's government and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Funds' election. However, these stockholders generally should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the Fund generally will not be subject to U.S. federal income tax.

The amount of foreign taxes that may be credited against a stockholder's U.S. federal income tax liability will generally be limited, however, to an amount equal to the stockholder's U.S. federal income tax rate multiplied by its foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign source "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Funds. Stockholders should consult their own tax advisers with respect to making this election. Each stockholder will be notified within 60 days after the close of the Funds' taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, the notification will designate (a) the stockholder's portion of the foreign taxes paid to each country and (b) the portion of the Fund's dividends and distributions that represents income derived from sources within the country. The U.S. foreign tax credit rules are complex. Stockholders should consult their own tax advisors concerning the U.S. foreign tax credit rules and the applicability of any relevant treaty rules.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder's income from the Funds is "effectively connected" with a United States trade or business carried on by the stockholder.

In general, distributions (other than capital gain dividends) that are treated as dividends under the Code that are paid to a stockholder that is not a "U.S. person" within the meaning of the Code (such stockholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

However, effective for taxable years of the Fund beginning before January 1, 2010, the Funds generally will not be required to withhold any amounts with respect to distributions of (a) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person and (b) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

If a foreign investor is a resident alien or if dividends or distributions from the Funds are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Funds that are designated as undistributed capital gains and any gains realized upon the sale of common shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to the 30% branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from a Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in a Fund.

Notices

Stockholders will be notified annually by each Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of each Fund's taxable year as to the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

For additional information about the tax status of the Funds, see each Fund's Annual Report for the fiscal year ended December 31, 2008.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular position.

The U.S. federal income tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, each stockholder is advised to consult his or her own tax adviser with respect to the specific tax consequences to him of participation in the fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

CODE OF ETHICS

Each Fund's Board approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund.

The Adviser is subject to a Code of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics may be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Commission's Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the Commission's website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Commission's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this SAI.

PROXY VOTING POLICY AND PROCEDURES

Each Fund's Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM").

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as each Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the Commission are available without charge on our web site at www.morganstanley.com/im. Each Fund's proxy voting record is also available without charge on the Commission's web site at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements and Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, for Emerging Markets Debt contained in the Annual Report for the fiscal year ended December 31, 2008, which report contains historical financial information regarding the Fund, has been filed with the Commission and is incorporated by reference in this SAI. The Fund's Semi-Annual Report for the period ended June 30, 2009 is also incorporated herein by reference.

The financial statements and Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, for Global Opportunity Bond contained in the Annual Report for the fiscal year ended December 31, 2008, which report contains historical financial information regarding the Fund, has been filed with the Commission and is incorporated by reference in this SAI.

Shown below are Financial Statements for both Emerging Markets Debt and Global Opportunity Bond and Pro Forma Financial Statements for the Combined Fund at June 30, 2009, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Emerging Markets Debt and Global Opportunity Bond and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Emerging Markets Debt and Global Opportunity Bond and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Emerging Markets Debt and Global Opportunity Bond and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
Debt Instruments (98.6%)
Argentina (2.3%)
Sovereign (2.3%)
Republic of Argentina, Zero Coupon, 8/3/09	$347	$6,486	$—	$6,833	$46	$850	$—	$896
1.68%, 8/3/12 (a)	767	7,073	—	7,840	187	3,448	—	3,635
8.28%, 12/31/33	135	1,764	—	1,899	71	931	—	1,002
	1,249	15,323	—	16,572	304	5,229	—	5,533
Belize (0.1%)
Sovereign (0.1%)
Government of Belize, 4.25%, 2/20/29 (b)	26	465	—	491	12	216	—	228
Brazil (16.6%)
Sovereign (16.6%)
Banco Nacional de Desenvolvimento Economico e Social, 6.37%, 6/16/18 (c)	100	5,000	—	5,100	99	4,938	—	5,037
Federative Republic of Brazil, 5.88%, 1/15/19	360	7,530	—	7,890	365	7,635	—	8,000
7.13%, 1/20/37	40	550	—	590	44	600	—	644
8.00%, 1/15/18	290	5,623	—	5,913	326	6,326	—	6,652
8.88%, 10/14/19 - 4/15/24	476	6,188	—	6,664	587	7,628	—	8,215
10.50%, 7/14/14	130	1,740	—	1,870	162	2,175	—	2,337
11.00%, 8/17/40 (d)	330	6,880	—	7,210	431	8,985	—	9,416
	1,726	33,511	—	35,237	2,014	38,287	—	40,301
Bulgaria (0.4%)
Sovereign (0.4%)
Republic of Bulgaria, 8.25%, 1/15/15 (c)	87	898		985	91	943	—	1,034
Canada (0.0%)
Corporate (0.0%)
Bombardier, Inc., 6.30%, 5/1/14 (c)	250	—	(250)	—	220	—	(220)	—
Novelis, Inc., 7.25%, 2/15/15	175	—	(175)	—	134	—	(134)	—
OPTI Canada, Inc., 8.25%, 12/15/14	75	—	(75)	—	50	—	(50)	—
Teck Resources Ltd., 10.25%, 5/15/16 (c)	250	—	(250)	—	262	—	(262)	—
	750	—	(750)	—	666	—	(666)	—
Chile (0.5%)
Sovereign (0.5%)
Empresa Nacional de Petroleo, 6.75%, 11/15/12 (c)	100	1,140	—	1,240	107	1,220	—	1,327
Colombia (4.0%)
Sovereign (4.0%)
Republic of Colombia, 7.38%, 3/18/19	160	5,090	—	5,250	172	5,459	—	5,631
11.75%, 2/25/20	220	2,795	—	3,015	301	3,829	—	4,130
	380	7,885	—	8,265	473	9,288	—	9,761
Ecuador (0.5%)
Sovereign (0.5%)
Republic of Ecuador, 9.38%, 12/15/15	120	1,715	—	1,835	87	1,243	—	1,330

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited) (continued)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
France (0.0%)
Corporate (0.0%)
Cie Generale de Geophysique-Veritas S.A., 7.50%, 5/15/15	$240	$—	$(240)	$—	$221	$—	$(221)	$—
Georgia (0.1%)
Sovereign (0.1%)
Republic of Georgia 7.50%, 4/15/13	100	200	—	300	86	171	—	257
Ghana (0.7%)
Sovereign (0.7%)
Republic of Ghana, 8.50%, 10/4/17 (c)	100	1,916	—	2,016	80	1,533	—	1,613
Indonesia (8.4%)
Corporate (0.6%)
Pindo Deli Finance Mauritius, Tranche A, Zero Coupon 4/28/15 (a)(c)(e)	21	335	—	356	6	101	—	107
Tranche B, Zero Coupon 4/28/18 (a)(c)(e)	146	1,707	—	1,853	23	264	—	287
Tranche C, Zero Coupon 4/28/25 (a)(e)	587	6,884	—	7,471	15	172	—	187
Tjiwi Kimia Finance Mauritius Ltd., Tranche A, Zero Coupon 4/28/15 (a)(e)	74	1,116	—	1,190	22	335	—	357
Tranche B, Zero Coupon 4/28/18 (a)(c)(e)	144	1,477	—	1,621	32	332	—	364
Tranche C, Zero Coupon 4/28/27 (a)(c)(e)	268	3,352	—	3,620	7	84	—	91
	1,240	14,871	—	16,111	105	1,288	—	1,393
Sovereign (7.8%)
Republic of Indonesia, 6.88%, 1/17/18	100	3,280	—	3,380	96	3,157	—	3,253
6.88%, 1/17/18 (c)	192	2,452	—	2,644	185	2,360	—	2,545
7.75%, 1/17/38	—	2,339	—	2,339	—	2,152	—	2,152
7.75%, 1/17/38 (c)	223	1,130	—	1,353	205	1,040	—	1,245
11.63%, 3/4/19	—	800	—	800	—	1,014	—	1,014
11.63%, 3/4/19 (c)	340	6,669	—	7,009	432	8,478	—	8,910
	855	16,670	—	17,525	918	18,201	—	19,119
	2,095	31,541	—	33,636	1,023	19,489	—	20,512
Ivory Coast (0.2%)
Sovereign (0.2%)
Ivory Coast, Zero Coupon, 3/31/18 (e)(f)	180	2,045	—	2,225	46	525	—	571
Kazakhstan (3.2%)
Sovereign (3.2%)
Intergas Finance BV, 6.38%, 5/14/17	90	610	—	700	68	457	—	525
KazMunaiGaz Finance Sub BV, 9.13%, 7/2/18	—	2,000	—	2,000	—	1,840	—	1,840
9.13%, 7/2/18 (c)	400	5,720	—	6,120	359	5,134	—	5,493
	490	8,330	—	8,820	427	7,431	—	7,858

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited) (continued)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
Luxembourg (0.0%)
Corporate (0.0%)
ArcelorMittal, 9.85%, 6/1/19	$170	$—	$(170)	$—	$184	$—	$(184)	$—
FMC Finance III S.A., 6.88%, 7/15/17	120	—	(120)	—	112	—	(112)	—
Wind Acquisition Finance S.A., 10.75%, 12/1/15 (c)	115	—	(115)	—	116	—	(116)	—
	405	—	(405)	—	412	—	(412)	—
Mexico (11.6%)
Sovereign (11.6%)
Pemex Project Funding Master Trust, 1.93%, 6/15/10 (a)(c)	210	2,150	—	2,360	207	2,118	—	2,325
8.63%, 12/1/23	250	1,740	—	1,990	271	1,888	—	2,159
9.13%, 10/13/10	—	1,027	—	1,027	—	1,110	—	1,110
United Mexican States, 5.63%, 1/15/17 (d)	1	7,558	—	7,559	1	7,679	—	7,680
5.95%, 3/19/19 (d)	532	6,066	—	6,598	540	6,157	—	6,697
6.75%, 9/27/34 (d)	355	7,689	—	8,044	360	7,793	—	8,153
	1,348	26,230	—	27,578	1,379	26,745	—	28,124
Netherlands (0.0%)
Corporate (0.0%)
Intergen N.V., 9.00%, 6/30/17 (c)	105	—	(105)	—	100	—	(100)	—
Pakistan (0.4%)
Sovereign (0.4%)
Republic of Pakistan, 6.88%, 6/1/17	—	530	—	530	—	347	—	347
7.13%, 3/31/16	100	500	—	600	67	336	—	403
7.13%, 3/31/16 (c)	—	197	—	197	—	135	—	135
	100	1,227	—	1,327	67	818	—	885
Panama (2.3%)
Sovereign (2.3%)
Republic of Panama, 7.13%, 1/29/26	—	1,340	—	1,340	—	1,394	—	1,394
8.88%, 9/30/27	53	430	—	483	64	521	—	585
9.38%, 4/1/29	106	2,663	—	2,769	134	3,355	—	3,489
	159	4,433	—	4,592	198	5,270	—	5,468
Peru (6.3%)
Sovereign (6.3%)
Republic of Peru, 7.13%, 3/30/19	180	3,360	—	3,540	193	3,604	—	3,797
7.35%, 7/21/25	—	560	—	560	—	602	—	602
8.75%, 11/21/33	420	8,500	—	8,920	514	10,391	—	10,905
	600	12,420	—	13,020	707	14,597	—	15,304
Philippines (5.5%)
Sovereign (5.5%)
Republic of Philippines, 8.38%, 6/17/19	100	1,041	—	1,141	116	1,202	—	1,318
8.88%, 3/17/15	119	4,308	—	4,427	136	4,933	—	5,069
9.00%, 2/15/13	180	2,240	—	2,420	202	2,514	—	2,716
9.50%, 2/2/30	113	3,409	—	3,522	138	4,176	—	4,314
	512	10,998	—	11,510	592	12,825	—	13,417

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited) (continued)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
Qatar (0.7%)
Sovereign (0.7%)
State of Qatar (Registered), 9.75%, 6/15/30	$110	$1,260	$—	$1,370	$144	$1,644	$—	$1,788
Russia (13.1%)
Corporate (1.4%)
TNK-BP Finance S.A., 7.88%, 3/13/18 (c)	295	3,800	—	4,095	245	3,154	—	3,399
Sovereign (11.7%)
RSHB Capital S.A. for OJSC Russian Agricultural Bank, 6.30%, 5/15/17 (c)	100	2,004	—	2,104	87	1,733	—	1,820
7.18%, 5/16/13	100	270	—	370	95	258	—	353
7.18%, 5/16/13 (c)	210	2,800	—	3,010	201	2,674	—	2,875
Russian Federation, 7.50%, 3/31/30 (b)(c)	289	849	—	1,138	286	839	—	1,125
Russian Federation (Registered), 7.50%, 3/31/30 (b)(d)	410	16,055	—	16,465	405	15,875	—	16,280
12.75%, 6/24/28	225	4,000	—	4,225	325	5,780	—	6,105
	1,334	25,978	—	27,312	1,399	27,159	—	28,558
	1,629	29,778	—	31,407	1,644	30,313	—	31,957
Singapore (0.0%)
Corporate (0.0%)
Flextronics International Ltd., 6.50%, 5/15/13	43	—	(43)	—	41	—	(41)	—
South Korea (1.5%)
Sovereign (1.5%)
Korea Development Bank, 8.00%, 1/23/14	50	1,320	—	1,370	54	1,433	—	1,487
Republic of Korea, 5.75%, 4/16/14	100	1,950	—	2,050	103	2,002	—	2,105
	150	3,270	—	3,420	157	3,435	—	3,592
Sri Lanka (0.2%)
Sovereign (0.2%)
Republic of Sri Lanka, 8.25%, 10/24/12	100	350	—	450	93	325	—	418
Trinidad (0.8%)
Sovereign (0.8%)
National Gas Co. of Trinidad & Tobago Ltd., 6.05%, 1/15/36 (c)	172	2,369	—	2,541	130	1,794	—	1,924
Turkey (10.4%)
Sovereign (10.4%)
Republic of Turkey, 6.75%, 4/3/18	639	6,005	—	6,644	636	5,979	—	6,615
6.88%, 3/17/36	301	1,174	—	1,475	277	1,080	—	1,357
7.50%, 11/7/19	120	2,300	—	2,420	125	2,392	—	2,517
8.00%, 2/14/34	47	867	—	914	49	911	—	960
11.00%, 1/14/13	—	7,145	—	7,145	—	8,360	—	8,360
11.50%, 1/23/12	20	320	—	340	23	369	—	392
11.88%, 1/15/30	134	3,237	—	3,371	205	4,953	—	5,158
	1,261	21,048	—	22,309	1,315	24,044	—	25,359

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited) (continued)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
Ukraine (1.7%)
Sovereign (1.7%)
Ukraine Government, 6.58%, 11/21/16	$100	$2,986	$—	$3,086	$71	$2,120	$—	$2,191
6.75%, 11/14/17	130	120	—	250	92	85	—	177
7.65%, 6/11/13	100	2,176	—	2,276	78	1,698	—	1,776
	330	5,282	—	5,612	241	3,903	—	4,144
United Kingdom (0.0%)
Corporate (0.0%)
Virgin Media Finance plc, 8.75%, 4/15/14	120	—	(120)	—	117	—	(117)	—
9.13%, 8/15/16	100	—	(100)	—	97	—	(97)	—
	220	—	(220)	—	214	—	(214)	—
United States (0.0%)
Corporate (0.0%)
AES Corp. (The), 7.75%, 3/1/14	40	—	(40)	—	38	—	(38)	—
8.00%, 6/1/20 (d)	160	—	(160)	—	144	—	(144)	—
8.75%, 5/15/13 (c)(d)	190	—	(190)	—	194	—	(194)	—
Airgas, Inc., 7.13%, 10/1/18 (c)	135	—	(135)	—	127	—	(127)	—
American Tower Corp., 7.13%, 10/15/12	120	—	(120)	—	121	—	(121)	—
Ameristar Casinos, Inc., 9.25%, 6/1/14 (c)	125	—	(125)	—	128	—	(128)	—
Anixter, Inc., 10.00%, 3/15/14	160	—	(160)	—	160	—	(160)	—
Apria Healthcare Group, Inc., 11.25%, 11/1/14 (c)	215	—	(215)	—	209	—	(209)	—
Aramark Corp., 8.50%, 2/1/15	180	—	(180)	—	176	—	(176)	—
ArvinMeritor, Inc., 8.75%, 3/1/12	85	—	(85)	—	54	—	(54)	—
Ashland, Inc., 9.13%, 6/1/17 (c)	95	—	(95)	—	99	—	(99)	—
Atlas Energy Resources LLC, 10.75%, 2/1/18 (c)	180	—	(180)	—	171	—	(171)	—
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/16	40	—	(40)	—	41	—	(41)	—
Baldor Electric Co., 8.63%, 2/15/17	40	—	(40)	—	37	—	(37)	—
Berry Plastics Holding Corp., 8.88%, 9/15/14	125	—	(125)	—	106	—	(106)	—
Biomet, Inc., 11.63%, 10/15/17	205	—	(205)	—	202	—	(202)	—
Boyd Gaming Corp., 7.75%, 12/15/12	215	—	(215)	—	201	—	(201)	—
Brown Shoe Co., Inc., 8.75%, 5/1/12 (d)	100	—	(100)	—	91	—	(91)	—
CB Richard Ellis Services, Inc., 11.63%, 6/15/17 (c)	160	—	(160)	—	156	—	(156)	—
Chaparral Energy, Inc., 8.50%, 12/1/15 (d)	140	—	(140)	—	88	—	(88)	—
8.88%, 2/1/17	20	—	(20)	—	12	—	(12)	—

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited) (continued)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
Charter Communications Operating LLC/Charter Communications Operating Capital, 10.88%, 9/15/14 (c)(d)(e)	$215	$—	$(215)	$—	$224	$—	$(224)	$—
Chesapeake Energy Corp., 6.38%, 6/15/15	25	—	(25)	—	22	—	(22)	—
7.50%, 9/15/13 (d)	280	—	(280)	—	270	—	(270)	—
7.63%, 7/15/13	25	—	(25)	—	24	—	(24)	—
CHS/Community Health Systems, Inc., 8.88%, 7/15/15	250	—	(250)	—	246	—	(246)	—
Cimarex Energy Co., 7.13%, 5/1/17	30	—	(30)	—	27	—	(27)	—
Constellation Brands, Inc., 7.25%, 9/1/16 - 5/15/17	150	—	(150)	—	139	—	(139)	—
Crown Americas LLC/ Crown Americas Capital Corp., 7.63%, 11/15/13 (d)	70	—	(70)	—	69	—	(69)	—
CSC Holdings, Inc., 8.63%, 2/15/19 (c)	355	—	(355)	—	347	—	(347)	—
DirecTV Holdings LLC/ DirecTV Financing Co., 6.38%, 6/15/15	15	—	(15)	—	14	—	(14)	—
7.63%, 5/15/16	220	—	(220)	—	215	—	(215)	—
Dish DBS Corp., 6.63%, 10/1/14	250	—	(250)	—	231	—	(231)	—
7.00%, 10/1/13	75	—	(75)	—	72	—	(72)	—
Dynegy Holdings, Inc., 7.75%, 6/1/19	95	—	(95)	—	74	—	(74)	—
Edison Mission Energy, 7.75%, 6/15/16	250	—	(250)	—	205	—	(205)	—
El Paso Corp., 12.00%, 12/12/13	190	—	(190)	—	210	—	(210)	—
Expedia, Inc., 8.50%, 7/1/16 (c)	200	—	(200)	—	193	—	(193)	—
Eye Care Centers of America, 10.75%, 2/15/15	165	—	(165)	—	166	—	(166)	—
First Data Corp., 9.88%, 9/24/15	100	—	(100)	—	71	—	(71)	—
Ford Motor Credit Co. LLC, 7.00%, 10/1/13 (d)	155	—	(155)	—	125	—	(125)	—
7.25%, 10/25/11 (d)	235	—	(235)	—	203	—	(203)	—
Forest Oil Corp., 7.25%, 6/15/19	25	—	(25)	—	22	—	(22)	—
7.75%, 5/1/14	65	—	(65)	—	63	—	(63)	—
Foundation PA Coal Co., 7.25%, 8/1/14	35	—	(35)	—	34	—	(34)	—
Freeport-McMoran Copper & Gold, Inc., 8.38%, 4/1/17	185	—	(185)	—	187	—	(187)	—
Fresenius Medical Care Capital Trust IV, 7.88%, 6/15/11	35	—	(35)	—	36	—	(36)	—
Fresenius U.S Finance II, Inc., 9.00%, 7/15/15 (c)	150	—	(150)	—	157	—	(157)	—
Frontier Communications Corp., 9.00%, 8/15/31	145	—	(145)	—	120	—	(120)	—

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited) (continued)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
General Motors Acceptance Corp. LLC, 6.75%, 12/1/14 (c)	$119	$—	$(119)	$—	$95	$—	$(95)	$—
6.88%, 9/15/11 (c)	161	—	(161)	—	142	—	(142)	—
Georgia-Pacific LLC, 7.13%, 1/15/17 (c)	205	—	(205)	—	192	—	(192)	—
Glatfelter, 7.13%, 5/1/16	30	—	(30)	—	28	—	(28)	—
Goodyear Tire & Rubber Co. (The), 10.50%, 5/15/16	155	—	(155)	—	157	—	(157)	—
Graham Packaging Co. LP/ GPC Capital Corp. I, 9.88%, 10/15/14 (d)	165	—	(165)	—	154	—	(154)	—
Graphic Packaging International, Inc., 9.50%, 8/15/13	85	—	(85)	—	82	—	(82)	—
Harrah's Operating Escrow LLC/Harrah's Escrow Corp., 11.25%, 6/1/17 (c)	350	—	(350)	—	332	—	(332)	—
HCA, Inc., 5.75%, 3/15/14	55	—	(55)	—	44	—	(44)	—
6.25%, 2/15/13 (d)	90	—	(90)	—	79	—	(79)	—
7.58%, 9/15/25	65	—	(65)	—	40	—	(40)	—
7.69%, 6/15/25	25	—	(25)	—	16	—	(16)	—
9.13%, 11/15/14 (d)	220	—	(220)	—	219	—	(219)	—
Healthsouth Corp., 10.75%, 6/15/16	110	—	(110)	—	111	—	(111)	—
Hexcel Corp., 6.75%, 2/1/15	95	—	(95)	—	89	—	(89)	—
Hilcorp Energy I LP/Hilcorp Finance Co., 7.75%, 11/1/15 (c)	185	—	(185)	—	157	—	(157)	—
Host Hotels & Resorts LP, 6.38%, 3/15/15	80	—	(80)	—	70	—	(70)	—
7.13%, 11/1/13 (d)	90	—	(90)	—	85	—	(85)	—
Innophos Holdings, Inc., 9.50%, 4/15/12 (c)	50	—	(50)	—	44	—	(44)	—
Innophos, Inc., 8.88%, 8/15/14	80	—	(80)	—	74	—	(74)	—
Intelsat Corp., 9.25%, 6/15/16 (c)(d)	320	—	(320)	—	308	—	(308)	—
Interface, Inc., 9.50%, 2/1/14	90	—	(90)	—	83	—	(83)	—
Invacare Corp., 9.75%, 2/15/15	20	—	(20)	—	20	—	(20)	—
Ipalco Enterprises, Inc., 8.63%, 11/14/11	30	—	(30)	—	30	—	(30)	—
Iron Mountain, Inc., 8.75%, 7/15/18	150	—	(150)	—	148	—	(148)	—
JBS USA LLC/JBS USA Finance, Inc., 11.63%, 5/1/14 (c)	215	—	(215)	—	204	—	(204)	—
Johnsondiversey, Inc., 9.63%, 5/15/12 (d)	125	—	(125)	—	125	—	(125)	—
Key Energy Services, Inc., 8.38%, 12/1/14	100	—	(100)	—	89	—	(89)	—
Koppers, Inc., 9.88%, 10/15/13	45	—	(45)	—	45	—	(45)	—
L-3 Communications Corp., 7.63%, 6/15/12	70	—	(70)	—	70	—	(70)	—
Las Vegas Sands Corp., 6.38%, 2/15/15	100	—	(100)	—	74	—	(74)	—

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited) (continued)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
LIN Television Corp., 6.50%, 5/15/13	$40	$—	$(40)	$—	$27	$—	$(27)	$—
LPL Holdings, Inc., 10.75%, 12/15/15 (c)	88	—	(88)	—	78	—	(78)	—
Massey Energy Co., 6.88%, 12/15/13	210	—	(210)	—	193	—	(193)	—
M-Foods Holdings, Inc. 9.75%, 10/1/13 (c)	60	—	(60)	—	58	—	(58)	—
MGM Mirage, 10.38%, 5/15/14 (c)(d)	135	—	(135)	—	141	—	(141)	—
13.00%, 11/15/13 (c)	175	—	(175)	—	192	—	(192)	—
Michael Foods, Inc., 8.00%, 11/15/13	75	—	(75)	—	74	—	(74)	—
Mirant Americas Generation LLC, 8.50%, 10/1/21	245	—	(245)	—	195	—	(195)	—
Neiman Marcus Group, Inc. (The) PIK, 9.00%, 10/15/15	82	—	(82)	—	49	—	(49)	—
Newfield Exploration Co., 6.63%, 9/1/14 (d)	190	—	(190)	—	176	—	(176)	—
7.13%, 5/15/18	25	—	(25)	—	23	—	(23)	—
Nextel Communications, Inc., 6.88%, 10/31/13	70	—	(70)	—	58	—	(58)	—
Nielsen Finance LLC/ Nielsen Finance Co., 11.63%, 2/1/14 (c)	75	—	(75)	—	75	—	(75)	—
NRG Energy, Inc., 7.38%, 1/15/17	90	—	(90)	—	85	—	(85)	—
Omnicare, Inc., 6.75%, 12/15/13	95	—	(95)	—	86	—	(86)	—
6.88%, 12/15/15	80	—	(80)	—	73	—	(73)	—
Orion Power Holdings, Inc., 12.00%, 5/1/10	250	—	(250)	—	260	—	(260)	—
Ormat Funding Corp., 8.25%, 12/30/20	124	—	(124)	—	100	—	(100)	—
Owens-Brockway Glass Container, Inc., 8.25%, 5/15/13 (d)	285	—	(285)	—	288	—	(288)	—
Oxford Industries, Inc., 8.88%, 6/1/11	75	—	(75)	—	75	—	(75)	—
11.38%, 7/15/15 (c)	175	—	(175)	—	171	—	(171)	—
Petrohawk Energy Corp., 10.50%, 8/1/14 (c)	160	—	(160)	—	164	—	(164)	—
Pioneer Natural Resources Co., 6.65%, 3/15/17	275	—	(275)	—	242	—	(242)	—
Plains Exploration & Production Co., 7.63%, 6/1/18	25	—	(25)	—	23	—	(23)	—
7.75%, 6/15/15 (d)	190	—	(190)	—	179	—	(179)	—
10.00%, 3/1/16	105	—	(105)	—	108	—	(108)	—
Pulte Homes, Inc., 6.38%, 5/15/33	15	—	(15)	—	10	—	(10)	—
Qwest Capital Funding, Inc., 7.25%, 2/15/11	155	—	(155)	—	151	—	(151)	—
RBS Global, Inc./ Rexnord LLC, 9.50%, 8/1/14	125	—	(125)	—	108	—	(108)	—
Residential Capital LLC, 8.50%, 5/15/10	5	—	(5)	—	4	—	(4)	—
Rite Aid Corp., 8.63%, 3/1/15	115	—	(115)	—	77	—	(77)	—

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited) (continued)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
RRI Energy Inc., 7.88%, 6/15/17	$240	$—	$(240)	$—	$216	$—	$(216)	$—
Sally Holdings LLC/ Sally Capital, Inc., 9.25%, 11/15/14	190	—	(190)	—	190	—	(190)	—
SandRidge Energy, Inc. PIK, 8.63%, 4/1/15	175	—	(175)	—	158	—	(158)	—
Select Medical Corp., 7.63%, 2/1/15 (d)	160	—	(160)	—	131	—	(131)	—
Sirius XM Radio Inc., 9.63%, 8/1/13	125	—	(125)	—	93	—	(93)	—
Smithfield Foods, Inc., 7.00%, 8/1/11 (d)	70	—	(70)	—	67	—	(67)	—
8.00%, 10/15/09	25	—	(25)	—	25	—	(25)	—
Sprint Capital Corp., 6.90%, 5/1/19 (d)	285	—	(285)	—	237	—	(237)	—
Sun Healthcare Group, Inc., 9.13%, 4/15/15 (d)	65	—	(65)	—	65	—	(65)	—
SunGard Data Systems, Inc., 9.13%, 8/15/13	95	—	(95)	—	90	—	(90)	—
SUPERVALU, Inc., 7.50%, 11/15/14	50	—	(50)	—	48	—	(48)	—
Tenet Healthcare Corp., 7.38%, 2/1/13 (d)	185	—	(185)	—	167	—	(167)	—
Terra Capital, Inc., 7.00%, 2/1/17	90	—	(90)	—	83	—	(83)	—
Tesoro Corp., 6.50%, 6/1/17	300	—	(300)	—	258	—	(258)	—
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15 (b)	405	—	(405)	—	254	—	(254)	—
Ticketmaster Entertainment, Inc., 10.75%, 7/28/16 (c)	375	—	(375)	—	336	—	(336)	—
United Rentals North America, Inc., 6.50%, 2/15/12	185	—	(185)	—	180	—	(180)	—
Univision Communications, Inc., 7.85%, 7/15/11	300	—	(300)	—	297	—	(297)	—
Vangent, Inc., 9.63%, 2/15/15	65	—	(65)	—	54	—	(54)	—
Verso Paper Holdings LLC/ Verso Paper, Inc., 9.13%, 8/1/14	95	—	(95)	—	45	—	(45)	—
11.50%, 7/1/14 (c)	205	—	(205)	—	188	—	(188)	—
Warner Chilcott Corp., 8.75%, 2/1/15	77	—	(77)	—	77	—	(77)	—
Western Refining, Inc., 11.25%, 6/15/17 (c)	215	—	(215)	—	192	—	(192)	—
Westlake Chemical Corp., 6.63%, 1/15/16	90	—	(90)	—	79	—	(79)	—
Williams Cos., Inc. (The), 7.88%, 9/1/21 (d)	180	—	(180)	—	178	—	(178)	—
Windstream Corp., 8.13%, 8/1/13	40	—	(40)	—	39	—	(39)	—
	18,501	—	(18,501)	—	17,017	—	(17,017)	—
Uruguay (0.3%)
Sovereign (0.3%)
Republic of Uruguay, 8.00%, 11/18/22	44	545	—	589	46	572	—	618

Portfolio of Investments
(Showing Percentage of Total Value of Investments)
As of June 30, 2009 (Unaudited) (continued)

Security Description	Morgan Stanley Global Opportunity Bond Fund, Inc. Face Amount (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Face Amount (000)	Adjustments (l) (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Adjustments (l) (000)	Pro Forma Value (000)
Venezuela (6.8%)
Sovereign (6.8%)
Republic of Venezuela, 5.75%, 2/26/16	$79	$987	$—	$1,066	$46	$570	$—	$616
7.00%, 3/31/38	130	1,631	—	1,761	64	803	—	867
9.00%, 5/7/23	49	617	—	666	30	381	—	411
9.25%, 9/15/27 - 5/7/28	958	11,057	—	12,015	636	7,193	—	7,829
10.75%, 9/19/13	—	8,330	—	8,330	—	6,914	—	6,914
	1,216	22,622	—	23,838	776	15,861	—	16,637
Total Debt Instruments (Cost $244,204)					30,910	227,721	(18,671)	239,960
	Shares	Shares	Shares	Pro Forma Shares
Common Stock (0.0%)
United States (0.0%)
SW Acquisition LP (f)(g)(h) (Cost $—)	1	—	(1)	—	—	—	—	—
Preferred Stock (0.0%)
United States (0.0%)
Preferred Blocker, Inc.(c) (Cost $—)	63	—	(63)	—	27	—	(27)	—
	No. of Warrants	No. of Warrants	No. of Warrants	Pro Forma No. of Warrants
Warrants (0.2%)
Nigeria (0.2%)
Central Bank of Nigeria, expires 11/15/20 (a)(h)	500	3,000	—	3,500	52	315	—	367
Venezuela (0.0%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (a)(h)	950	—	—	950	19	—	—	19
Total Warrants (Cost $—@)	1,450	3,000	—	4,450	71	315	—	386
	Shares	Shares	Shares	Pro Forma Shares
Short-Term Investment (1.2%)
United States (1.2%)
Investment Company (1.2%) Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (i) (Cost $2,827)	420,017	2,406,604	—	2,826,621	420	2,407	—	2,827
Total Investments (100.0%) (Cost $247,031)					31,428	230,443	(18,698)	243,173
Liabilities in Excess of Other Assets					(3,373)	(19,641)	18,508 (k)	(4,506)
Net Assets					$28,055	$210,802	$(190)	$238,667

In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of June 30, 2009.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

	Level 1 Quoted prices				Level 2 Other significant observable inputs				Level 3 Significant unobservable inputs
Investment Type	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Adjustment (000)	Combined Pro Forma Total Level 1 (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Adjustment (000)	Combined Pro Forma Total Level 2 (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)		Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Adjustment (000)		Combined Pro Forma Total Level 3 (000)	Combined Pro Forma Total (000)
Assets:
Common Stock
Utilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	**	$—	$—	**	$—	$—
Debt Instruments
Aerospace	—	—	—	—	159	—	(159)	—	—		—	—		—	—
Broadcasting	—	—	—	—	324	—	(324)	—	—		—	—		—	—
Cable	—	—	—	—	1,477	—	(1,477)	—	—		—	—		—	—
Chemicals	—	—	—	—	657	—	(657)	—	—		—	—		—	—
Consumer Products	—	—	—	—	157	—	(157)	—	—		—	—		—	—
Energy	—	—	—	—	3,446	—	(3,446)	—	—		—	—		—	—
Finance	—	—	—	—	—	3,154	—	3,154	—		—	—		—	3,154
Financial	—	—	—	—	1,186	—	(836)	350	—		—	—		—	350
Food & Drug	—	—	—	—	286	—	(286)	—	—		—	—		—	—
Food & Tobacco	—	—	—	—	166	—	(166)	—	—		—	—		—	—
Forest Products	—	—	—	—	1,046	—	(1,046)	—	—		—	—		—	—
Gaming & Leisure	—	—	—	—	1,223	—	(1,223)	—	—		—	—		—	—
Health Care	—	—	—	—	1,933	—	(1,933)	—	—		—	—		—	—
Housing	—	—	—	—	93	—	(93)	—	—		—	—		—	—
Industrials	—	—	—	—	—	1,288	—	1,288	—		—	—		—	1,288
Information Technology	—	—	—	—	404	—	(404)	—	—		—	—		—	—
Manufacturing	—	—	—	—	270	—	(270)	—	—		—	—		—	—
Metals	—	—	—	—	801	—	(801)	—	—		—	—		—	—
Retail	—	—	—	—	819	—	(819)	—	—		—	—		—	—
Services	—	—	—	—	692	—	(692)	—	—		—	—		—	—
Sovereign	—	—	—	—	11,889	223,279	—	235,168	—		—	—		—	235,168
Telecommunications	—	—	—	—	1,046	—	(1,046)	—	—		—	—		—	—
Transportation	—	—	—	—	602	—	(602)	—	—		—	—		—	—
Utilities	—	—	—	—	1,769	—	(1,769)	—	—		—	—		—	—

	Level 1 Quoted prices				Level 2 Other significant observable inputs				Level 3 Significant unobservable inputs
Investment Type	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Adjustment (000)	Combined Pro Forma Total Level 1 (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Adjustment (000)	Combined Pro Forma Total Level 2 (000)	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)		Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Adjustment (000)		Combined Pro Forma Total Level 3 (000)	Combined Pro Forma Total (000)
Wireless Communications	$—	$—	$—	$—	$465	$—	$(465)	$—	$—		$—	$—		$—	$—
Total Debt Instruments	—	—	—	—	30,910	227,721	(18,671)	239,960	—		—	—		—	239,960
Futures	6	75	—	81	—	—	—	—	—		—	—		—	81
Preferred Stock
Wireless Communications	—	—	—	—	27	—	(27)	—	—		—	—		—	—
Short-Term Investment
Investment Company	420	2,407	—	2,827	—	—	—	—	—		—	—		—	2,827
Warrants	—	—	—	—	71	315	—	386	—		—	—		—	386
Total Assets	426	2,482	—	2,908	31,008	228,036	(18,698)	240,346	—	**	—	—	**	—	243,254
Liabilities:
Reverse Repurchase Agreement	—	—	—	—	(3,452)	(22,856)	—	(26,308)	—		—	—		—	(26,308)
Warrants	—	—	—	—	—	(746)	—	(746)	—		—	—		—	(746)
Total Liabilities	—	—	—	—	(3,452)	(23,602)	—	(27,054)	—		—	—		—	(27,054)
Total	$426	$2,482	$—	$2,908	$27,556	$204,434	$(18,698)	$213,292	$—	**	$—	$—	**	$—	$216,200

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Combined Pro Forma Total (000)
	Debt Instruments	Debt Instruments	Debt Instruments
Balance as of 6/30/08	$21	$282	$303
Accrued discounts/premiums	— @	—	— @
Realized gain (loss)	(229)	(138)	(367)
Change in unrealized appreciation (depreciation)	226	79	305
Net purchases (sales)	(11)	(223)	(234)
Net transfers in and/or out of Level 3	(7)	—	(7)
Balance as of 6/30/09	$—	$—	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 6/30/09.	$—	$—	$—

@ — Amount is less than $500.

** Includes a security which is valued at zero.

Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the "Directors"), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

Futures Contracts: (unaudited)

The Funds had the following futures contract(s) open at period end:

	Morgan Stanley Global Opportunity Bond Fund, Inc. Number of Contracts	Morgan Stanley Emerging Markets Debt Fund, Inc. Number of Contracts	Combined Pro Forma Number of Contracts	Morgan Stanley Global Opportunity Bond Fund, Inc. Value (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Value (000)	Combined Pro Forma Value (000)
Short:
U.S. Treasury 10 yr. Note	20	318	338	$2,325	$36,972	$39,297

	Morgan Stanley Global Opportunity Bond Fund, Inc. Expiration Date	Morgan Stanley Emerging Markets Debt Fund, Inc. Expiration Date	Morgan Stanley Global Opportunity Bond Fund, Inc. Net Unrealized Appreciation (Depreciation) (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. Net Unrealized Appreciation (Depreciation) (000)	Combined Pro Forma Net Unrealized Appreciation (Depreciation) (000)
Short:
U.S. Treasury 10 yr. Note	Sep-09	Sep-09	$6	$75	$81

NOTES TO THE PORTFOLIO OF INVESTMENTS

(a)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2009.

(b)  Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.

(c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of June 30, 2009.

(e)  Issuer is in default.

(f)  Non-income producing security.

(g)  At June 30, 2009, the Funds held less than $500 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Funds' Directors.

(h)  Security has been deemed illiquid at June 30, 2009.

(i)  The Funds invest in the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. The investment advisory fees paid by the Funds are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Fund. For the period ended June 30, 2009, advisory fees paid were reduced by approximately $6,000 relating to the Funds' investment in the Liquidity Fund. For the same period, income distributions earned by the Funds are recorded as dividends from affiliates and totaled approximately $76,000. For the period ended June 30, 2009, the approximate cost of purchase and sales in the Liquidity Fund were $156,423,000 and $161,324,000, respectively.

(k)  Includes a $(190,000) adjustment in estimated reorganization expenditures which will not be borne by pro forma combined Fund on a going forward basis.

(l)  Individual security adjustments reflect estimated sales from the Global Opportunity Bond Fund in order to align holdings with the Emerging Markets Debt Fund's investment objective prior to the reorganization.

@  Value is less than $500.

PIK  Payment-in-kind. Income may be paid in additional securities or cash at the discretion of the issuer.

As of June 30, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Morgan Stanley Global Opportunity Bond Fund, Inc.	Morgan Stanley Emerging Markets Debt Fund, Inc.	Combined Pro Forma
Aggregate gross unrealized appreciation	$813,000	$11,427,000	$12,240,000
Aggregate gross unrealized depreciation	(990,000)	(15,108,000)	(16,098,000)
Net unrealized appreciation (depreciation)	$(177,000)	$(3,681,000)	$(3,858,000)
Federal income tax cost of investments	$12,907,000	$234,124,000	$247,031,000

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and HedgingActivities" ("SFAS 161"), effective December 29, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations.

The following table sets forth the fair value of the Funds' derivative contracts by primary risk exposure as of June 30, 2009.

	Pro Forma Combining Condensed	Morgan Stanley Global Opportunity Bond Fund, Inc.	Morgan Stanley Emerging Markets Debt Fund, Inc.	Combined Pro Forma Total
Primary Risk Exposure	Statement of Assets and Liabilities	Futures (000)(a)	Futures (000)(a)	(000)
Assets:
Interest Rate Contracts	Receivables	$6	$75	$81

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments.

The Pro Forma Combining Condensed Statement of Assets and Liabilities only reflects the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure each Funds' realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the twelve months ended June 30, 2009 in accordance with SFAS 161.

		Morgan Stanley Global Opportunity Bond Fund, Inc.	Morgan Stanley Emerging Markets Debt Fund, Inc.	Combined Pro Forma Total	Morgan Stanley Global Opportunity Bond Fund, Inc.	Morgan Stanley Emerging Markets Debt Fund, Inc.	Combined Pro Forma Total	Morgan Stanley Global Opportunity Bond Fund, Inc.	Morgan Stanley Emerging Markets Debt Fund, Inc.	Combined Pro Forma Total
Primary Risk Exposure	Pro Forma Combining Condensed Statement of Operations	Foreign Currency Exchange Contracts (000)	Foreign Currency Exchange Contracts (000)	Foreign Currency Exchange Contracts (000)	Futures (000)	Futures (000)	Futures (000)	Swaps (000)	Swaps (000)	Swaps (000)
Interest	Realized Gain
Rate	(Loss) on
Contracts	Futures
	Contracts
	and Swap
	Agreements	$—	$—	$—	$(322)	$(3,146)	$(3,468)	$448	$3,307	$3,755
Credit Contracts	Realized Gain (Loss) on Swap Agreements	—	—	—	—	—	—	(19)	—	(19)
Foreign Currency Contracts	Realized Gain (Loss) on Foreign Currency Transactions	79	279	358	—	—	—	—	—	—
Total		$79	$279	$358	$(322)	$(3,146)	$(3,468)	$429	$3,307	$3,736

		Morgan Stanley Global Opportunity Bond Fund, Inc.	Morgan Stanley Emerging Markets Debt Fund, Inc.	Combined Pro Forma Total	Morgan Stanley Global Opportunity Bond Fund, Inc.	Morgan Stanley Emerging Markets Debt Fund, Inc.	Combined Pro Forma Total	Morgan Stanley Global Opportunity Bond Fund, Inc.	Morgan Stanley Emerging Markets Debt Fund, Inc.	Combined Pro Forma Total
Primary Risk Exposure	Pro Forma Combining Condensed Statement of Operations	Foreign Currency Exchange Contracts (000)	Foreign Currency Exchange Contracts (000)	Foreign Currency Exchange Contracts (000)	Futures (000)	Futures (000)	Futures (000)	Swaps (000)	Swaps (000)	Swaps (000)
Interest	Change in
Rate	Unrealized
Contracts	Appreciation
	(Depreciation)
	on Futures
	Contracts and
	Swap Agreements	$—	$—	$—	$(6)	$(106)	$(112)	$(167)	$(493)	$(660)
Credit Contracts	Change in Unrealized Appreciation (Depreciation) on Swap Agreements	—	—	—	—	—	—	61	—	61
Foreign Currency Contracts	Change in Unrealized Appreciation (Depreciation) on Foreign Currency Exchange Contracts	2	—	2	—	—	—	—	—	—
Total		$2	$—	$2	$(6)	$(106)	$(112)	$(106)	$(493)	$(599)

All open derivative positions at period end are reflected on the Portfolio of Investments and the volume of these open positions relative to the net assets of each Fund is generally representative of open positions throughout the reporting period for each Fund.

Pro Forma Combing Condensed Statement of Assets and Liabilities

As of June 30, 2009 (Unaudited)

	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)		Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Adjustments (000)		Pro Forma Combined Fund (000)
Assets
Investments in Securities of Unaffiliated Issuers, at Cost	$31,208		$231,717	$(18,721	)(a)	$244,204
Investment in Security of Affiliated Issuer, at Cost	420		2,407	—		2,827
Total Investments in Securities, at Cost	31,628		234,124	(18,721)		247,031
Foreign Currency, at Cost	18		599			617
Investments in Securities of Unaffiliated Issuers, at Value	31,008		228,036	(18,698	)(a)	240,346
Investments in Security of Affiliated Issuer, at Value	420		2,407	—		2,827
Total Investments in Securities, at Value	31,428		230,443	(18,698)		243,173
Foreign currency, at Value	17		623	—		640
Receivable for Investments Sold	58		263	18,698	(a)	19,019
Receivable from Affiliate	—	@	1	—		1
Dividends Receivable	—	@	1	—		1
Interest Receivable	720		5,273	—		5,993
Due from Broker	43		699	—		742
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	14		149	—		163
Other Assets	1		6	—		7
Total Assets	32,281		237,458	—		269,739
Liabilities
Payable for:
Reverse Repurchase Agreements	3,463		22,904	—		26,367
Dividends Declared	490		2,723	—		3,213
Lehman Brothers Closed Swap Transactions	134		—	—		134
Bank Overdraft	52		10	—		62
Investment Advisory Fees	23		174	—		197
Administration Fees	2		6	—		8
Custodian Fees	2		5	—		7
Outstanding Warrants	—		746	—		746
Estimated reorganization cost	—		—	190	(b)	190
Other Liabilities	60		88	—		148
Total Liabilities	4,226		26,656	190		31,072
Net Assets	$28,055		$210,802	$(190)		$238,667
Net Assets:
Common Stock	$41		$209	$—		$250
Paid in Capital	46,633		232,444	—		279,077
Undistributed Net Investment Income	351		2,005	(190	)(b)	2,166
Accumulated Net Realized Loss	(18,775)		(19,531)	—		(38,306)
Unrealized Appreciation (Depreciation) on Investments, Futures and Foreign Currency Translations	(195)		(4,325)	—		(4,520)
Net Assets	$28,055		$210,802	$(190)		$238,667
Shares Outstanding (not in thousands)	4,085,596		20,943,315	(1,317,032	)(c)	23,711,879
Shares Authorized (not in thousands)	100,000,000		100,000,000	—		100,000,000
Par Value	$0.01		$0.01	—		$0.01
Net Asset Value Per Share	$6.87		$10.07	—		$10.07

@ — Amount is less than $500.

(a) Reflects estimated sales from the Global Opportunity Bond Fund in order to align holdings with the Emerging Markets Debt Fund's investment objective prior to the reorganization.

(b) Estimated reorganization expenditures which will not be borne by pro forma combined fund on a going forward basis.

(c) Estimated adjustment to the number of shares outstanding due to the reorganization.

Pro Forma Combing Condensed Statement of Operations
For the Twelve Month Period Ended June 30, 2009 (Unaudited)

	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Adjustments (000)		Pro Forma Combined Fund (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $36 Foreign Taxes Withheld)	$2,802	$17,542	$—		$20,344
Dividends from Security of Affiliated Issuer	14	62	—		76
Dividends from Securities of Unaffiliated Issuers	2	—	—		2
Total Investment Income	2,818	17,604	—		20,422
Expenses:
Investment Advisory Fees	267	2,013	—		2,280
Administration Fees	21	162	(15	)(a)	168
Custodian Fees	10	26	(6	)(b)	30
Directors' Fees and Expenses	—	3	—		3
Professional Fees	76	117	(73	)(c)	120
Stockholder Reporting Expenses	21	37	(15	)(d)	43
Stockholder Servicing Agent Fees	9	10	(6	)(e)	13
Other Expenses	41	40	(30	)(f)	51
Expenses Before Non Operating Expenses	445	2,408	(145)		2,708
Interest Expense on Reverse Repurchase Agreements	99	121	(80	)(g)	140
Bank Overdraft Expense	1	3	—		4
Total Expenses	545	2,532	(225)		2,852
Waiver of Administration Fees	—	(88)			(88)
Rebate from Morgan Stanley Affiliate	(1)	(5)	—		(6)
Expense Offset	— @	(2)	—		(2)
Net Expenses	544	2,437	(225)		2,756
Net Investment Income	2,274	15,167	225		17,666
Realized Gain (Loss) on:
Investments	(4,020)	(8,073)	—		(12,093)
Foreign Currency Transactions	(183)	(3,088)	—		(3,271)
Futures Contracts	(322)	(3,146)	—		(3,468)
Swap Agreements	429	3,358	—		3,787
Net Realized Loss	(4,096)	(10,949)	—		(15,045)
Change in Unrealized Appreciation (Depreciation) on:
Investments	1,100	(4,858)	—		(3,758)
Foreign Currency Exchange Contracts and Translations	1	18	—		19
Futures Contracts	(6)	(106)	—		(112)
Swap Agreements	(106)	(493)	—		(599)
Change in Unrealized Appreciation (Depreciation)	989	(5,439)	—		(4,450)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(3,107)	(16,388)	—		(19,495)
Net Decrease in Net Assets Resulting from Operations	$(833)	$(1,221)	$225		$(1,829)

@ —   Amount is less than $500.

(a) —   Reflects adjustment of Adminstration fee for Morgan Stanley Emerging Markets Debt Fund, Inc.

(b) —   Reflects elimination of transaction fees of approximately $6,000 for Morgan Stanley Global Opportunity Bond Fund, Inc. Safekeeping charges would be assumed by Morgan Stanley Emerging Markets Debt Fund, Inc.

(c) —   Reflects elimination of audit and tax return fees for Morgan Stanley Global Opportunity Bond Fund, Inc.

(d) —   Reflects elimination of annual fixed charges for Morgan Stanley Global Opportunity Bond Fund, Inc. ($14,450 of which $13,700 is for shareholder reporting and $750 for Form N-Q filings).

(e) —   Reflects elimination of fixed fees for Morgan Stanley Global Opportunity Bond Fund, Inc. for manual and automatic transactions.

(f) —   Reflects elimination of approximately $30,000 for miscellaneous invoices for NYSE listing fees, CCO compensation, and Lipper, Inc. for Morgan Stanley Global Opportunity Bond Fund, Inc.

(g) —   Reflects estimated adjustment to maintain leverage level of Morgan Stanley Emerging Markets Debt Fund, Inc.

Pro Forma Combining Condensed Statement of Cash Flows
For the Twelve Month Period Ended June 30, 2009 (Unaudited)

	Morgan Stanley Global Opportunity Bond Fund, Inc. (000)	Morgan Stanley Emerging Markets Debt Fund, Inc. (000)	Adjustments (000)	Pro Forma Combined Fund (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$23,119	$169,326	$—	$192,445
Purchase of Long-Term Investments	(24,157)	(177,515)	—	(201,672)
Net Increase (Decrease) in Short-Term Investments	858	4,123	—	4,981
Net Increase (Decrease) in Foreign Currency Holdings	16	(292)	—	(276)
Net Increase (Decrease) in Cash Overdrafts	52	10	—	62
Net Realized Gain (Loss) for Foreign Currency Transactions	(183)	(3,088)	—	(3,271)
Net Realized Gain (Loss) on Futures Contracts	(322)	(3,146)	—	(3,468)
Net Realized Gain (Loss) on Swap Agreements	393	3,358	—	3,751
Reimbursement by Affiliate	36	—	—	36
Net Investment Income	2,274	15,167	—	17,441
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	4	(405)	—	(401)
Net (Increase) Decrease in Payables Related to Operations	(47)	6	—	(41)
Accretion/Amortization of Discounts and Premiums	(138)	118	—	(20)
Net Cash Provided (Used) by Operating Activities	1,905	7,662	—	9,567
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	21,239	55,342	—	76,581
Cash Paid for Reverse Repurchase Agreements	(20,760)	(42,076)	—	(62,836)
Payment for Fund Shares Repurchased	(267)	(3,847)	—	(4,114)
Cash Distributions Paid	(2,155)	(17,230)	—	(19,385)
Net Cash Provided (Used) for Financing Activities	(1,943)	(7,811)	—	(9,754)
Net Increase (Decrease) in Cash	(38)	(149)	—	(187)
Cash at Beginning of Period	38	149	—	187
Cash at End of Period	$—	$—	$—	$—
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Reverse Repurchase Agreements during the Period	$116	$82	$—	$198

Notes to Pro Forma Combining Financial Statements

As Of June 30, 2009 (Unaudited)

1.  These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2009 and the unaudited pro forma condensed Statements of Operations and Cash Flows for the twelve month period ended June 30, 2009 for the Morgan Stanley Emerging Markets Debt Fund, Inc. and the Morgan Stanley Global Opportunity Bond Fund, Inc., as adjusted, giving effect to the Reorganization as if it had occurred as of June 30, 2009. These statements have been derived from the books and records utilized in calculating daily net asset value for each Fund.

2.  There is no guarantee that the Portfolio of Investments of the Combined Fund on the closing date of the Reorganization will match the Pro Forma Portfolio of Investments presented herein. Certain securities acquired in the Reorganization could be sold by the surviving entity.

3.  The reorganization costs are estimated at $190,000 which will be borne by the funds.

APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and

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those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in

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staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

c.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

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6.  Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.  Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.  Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C. Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for antitakeover purposes.

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•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

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5.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

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6.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues.

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

I. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO") or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

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A. Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the "Subcommittee") to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/ her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board

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meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

[Appendix A and Appendix B of the Proxy Voting Policy intentionally omitted.]
Revised February 25, 2009.

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INVESTMENT MANAGEMENT

Morgan Stanley Emerging Markets Debt Fund, Inc. (MSD)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2009

Morgan Stanley Emerging Markets Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2009, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) had total returns of 17.81%, based on net asset value, and 20.72% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P Morgan Emerging Markets Bond Global Index (the “Index”), which returned 14.56%. On June 30, 2009, the closing price of the Fund’s shares on the New York Stock Exchange was $8.29, representing a 17.6% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•

The first months of 2009 were characterized by unprecedented government intervention in financial markets with policy moves ranging from bank nationalization to fiscal and monetary activism. Widespread easing of monetary policy announced by numerous governments around the world complemented this fiscal support, while monetary authorities that have limited scope for further rate cuts moved to quantitative easing. In addition, leaders from the G-20 (Group of Twenty Finance Ministers and Central Bank Governors) pledged to support a package of measures which will provide funding of over $1 trillion to contain the global downturn.

•

The second quarter of 2009 was characterized by signs of a rebound in economic activity (so called “green shoots”) and increased risk appetite in the financial markets. Financial conditions improved and markets started to normalize. Emerging markets (EM) debt staged a strong rally, benefiting from expectations that downside risks for the global economy had diminished. EM debt fund flows turned positive after losing $3.8 billion since the beginning of the year.

•

This “market normalization” was driven by the massive injection of liquidity on the part of world’s central banks, the sharp easing of monetary policy, and the recent stabilization of supply side variables such as industrial production. However, negative news at the global level, particularly from the demand side (retail sales, auto sales, exports, etc.), still appears to indicate that the real economy remains stressed and the recovery will likely be slow and fragile.

•

EM primary debt markets have been very active so far this year, with issuance volumes (sovereign and quasi-sovereign only) at an average of $7.6 billion a month. Issuance volume for the first half of the year totaled $45.1 billion, 5% more than the $42.9 billion issued in the first half of 2008 when market conditions were more favorable. However, market access remained limited to high quality names, those with adequate economic fundamentals and a good track record of economic policies.

•	For the first half of the year, emerging markets external debt, as measured by the Index, returned 14.56%, benefiting from the rally in risk assets.

•

The Fund’s overweights and security selection in Venezuela, Kazakhstan, Russia and Mexico bolstered relative returns, as did an underweight in Malaysia. Conversely, detractors from performance included overweights in Brazil and Turkey as well as security selection in Indonesia.

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Morgan Stanley Emerging Markets Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

Management Strategies

•	The Fund favored securities in Brazil, Indonesia, Peru and Russia.

•	We maintained a long spread duration and moderately lower interest-rate duration relative to the Index throughout most of the period.

•

On a fundamental basis, we believe the market is correct in repricing EM risk and that EM debt spreads will be well supported over the next few months assuming risk appetite remains robust and investors continue to return to the emerging markets. We will, however, monitor valuations for signs of excessive euphoria, as we believe there should be a strong distinction between pricing assets for a more stable environment (our expectation) and pricing assets for a stronger growth environment. On average, our valuation models point to many EM credits being near fair value at current levels. We expect that some lower beta credits will be constrained by the relatively wide valuations in other credit markets and by the slight deterioration in some of their credit ratios. We also expect the strength in the EM corporate market to dissipate over the next few months. The higher-than-expected bank refinancings and strong crossover buying following inflows into U.S. high yield mutual funds are both supporting factors which we believe are likely to deteriorate on the margin during the second half of the year.

Sincerely,

Randy Takian

President and Principal Executive Officer	July 2009

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Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the management fee was higher than but close to the peer group average, the total expense ratio was lower than the peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely

4

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
DEBT INSTRUMENTS (98.8%)
Argentina (2.3%)
Sovereign (2.3%)
Republic of Argentina,	$6,486	$850
Zero Coupon, 8/3/09
1.68%, 8/3/12 (a)	7,073	3,448
8.28%, 12/31/33	1,764	931
		5,229
Belize (0.1%)
Sovereign (0.1%)
Government of Belize,
4.25%, 2/20/29 (b)	465	216

Brazil (16.6%)
Sovereign (16.6%)
Banco Nacional de Desenvolvimento Economico e Social,
6.37%, 6/16/18 (c)	5,000	4,938
Federative Republic of Brazil,
5.88%, 1/15/19	7,530	7,635
7.13%, 1/20/37	550	600
8.00%, 1/15/18	5,623	6,326
8.88%, 10/14/19 - 4/15/24	6,188	7,628
10.50%, 7/14/14	1,740	2,175
11.00%, 8/17/40 (d)	6,880	8,985
		38,287
Bulgaria (0.4%)
Sovereign (0.4%)
Republic of Bulgaria,
8.25%, 1/15/15 (c)	898	943

Chile (0.5%)
Sovereign (0.5%)
Empresa Nacional de Petroleo,
6.75%, 11/15/12 (c)	1,140	1,220

Colombia (4.0%)
Sovereign (4.0%)
Republic of Colombia,
7.38%, 3/18/19	5,090	5,459
11.75%, 2/25/20	2,795	3,829
		9,288
Ecuador (0.5%)
Sovereign (0.5%)
Republic of Ecuador,
9.38%, 12/15/15	1,715	1,243

Georgia (0.1%)
Sovereign (0.1%)
Republic of Georgia,
7.50%, 4/15/13	200	171

Ghana (0.7%)
Sovereign (0.7%)
Republic of Ghana,
8.50%, 10/4/17 (c)	1,916	1,533

Indonesia (8.5%)
Corporate (0.6%)
Pindo Deli Finance Mauritius,
Tranche A, Zero Coupon, 4/28/15 (a)(c)(e)	335	101
Tranche B, Zero Coupon, 4/28/18 (a)(c)(e)	1,707	264
Tranche C, Zero Coupon, 4/28/25 (a)(e)	6,884	172
Tjiwi Kimia Finance Mauritius Ltd.,
Tranche A, Zero Coupon, 4/28/15 (a)(e)	1,116	335
Tranche B, Zero Coupon, 4/28/18 (a)(c)(e)	1,477	332
Tranche C, Zero Coupon, 4/28/27 (a)(c)(e)	3,352	84
		1,288
Sovereign (7.9%)
Republic of Indonesia,
6.88%, 1/17/18	3,280	3,157
6.88%, 1/17/18 (c)	2,452	2,360
7.75%, 1/17/38	2,339	2,152
7.75%, 1/17/38 (c)	1,130	1,040
11.63%, 3/4/19	800	1,014
11.63%, 3/4/19 (c)	6,669	8,478
		18,201
		19,489
Ivory Coast (0.2%)
Sovereign (0.2%)
Ivory Coast,
Zero Coupon, 3/31/18 (e)(f)	2,045	525

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Kazakhstan (3.2%)
Sovereign (3.2%)
Intergas Finance BV,
6.38%, 5/14/17	$610	$457
KazMunaiGaz Finance Sub BV,
9.13%, 7/2/18	2,000	1,840
9.13%, 7/2/18 (c)	5,720	5,134
		7,431
Mexico (11.6%)
Sovereign (11.6%)
Pemex Project Funding Master Trust,
1.93%, 6/15/10 (a)(c)	2,150	2,118
8.63%, 12/1/23	1,740	1,888
9.13%, 10/13/10	1,027	1,110
United Mexican States,
5.63%, 1/15/17 (d)	7,558	7,679
5.95%, 3/19/19	6,066	6,157
6.75%, 9/27/34 (d)	7,689	7,793
		26,745
Pakistan (0.4%)
Sovereign (0.4%)
Republic of Pakistan,
6.88%, 6/1/17	530	347
7.13%, 3/31/16	500	336
7.13%, 3/31/16 (c)	197	135
		818
Panama (2.3%)
Sovereign (2.3%)
Republic of Panama,
7.13%, 1/29/26	1,340	1,394
8.88%, 9/30/27	430	521
9.38%, 4/1/29	2,663	3,355
		5,270
Peru (6.3%)
Sovereign (6.3%)
Republic of Peru,
7.13%, 3/30/19	3,360	3,604
7.35%, 7/21/25	560	602
8.75%, 11/21/33	8,500	10,391
		14,597
Philippines (5.6%)
Sovereign (5.6%)
Republic of Philippines,
8.38%, 6/17/19	1,041	1,202
8.88%, 3/17/15	4,308	4,933
9.00%, 2/15/13	2,240	2,514
9.50%, 2/2/30	3,409	4,176
		12,825
Qatar (0.7%)
Sovereign (0.7%)
State of Qatar (Registered),
9.75%, 6/15/30	1,260	1,644

Russia (13.2%)
Corporate (1.4%)
TNK-BP Finance S.A.,
7.88%, 3/13/18 (c)	3,800	3,154

Sovereign (11.8%)
RSHB Capital S.A. for OJSC Russian Agricultural Bank,
6.30%, 5/15/17 (c)	2,004	1,733
7.18%, 5/16/13	270	258
7.18%, 5/16/13 (c)	2,800	2,674
Russian Federation,
7.50%, 3/31/30 (b)(c)	849	839
Russian Federation (Registered),
12.75%, 6/24/28	4,000	5,780
7.50%, 3/31/30 (b)(d)	16,055	15,875
		27,159
		30,313
South Korea (1.5%)
Sovereign (1.5%)
Korea Development Bank,
8.00%, 1/23/14	1,320	1,433
Republic of Korea,
5.75%, 4/16/14	1,950	2,002
		3,435
Sri Lanka (0.1%)
Sovereign (0.1%)
Republic of Sri Lanka,
8.25%, 10/24/12	350	325

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Trinidad (0.8%)
Sovereign (0.8%)
National Gas Co. of Trinidad & Tobago Ltd.,
6.05%, 1/15/36 (c)	$2,369	$1,794

Turkey (10.4%)
Sovereign (10.4%)
Republic of Turkey,
6.75%, 4/3/18	6,005	5,979
6.88%, 3/17/36	1,174	1,080
7.50%, 11/7/19	2,300	2,392
8.00%, 2/14/34	867	911
11.00%, 1/14/13	7,145	8,360
11.50%, 1/23/12	320	369
11.88%, 1/15/30	3,237	4,953
		24,044
Ukraine (1.7%)
Sovereign (1.7%)
Ukraine Government,
6.58%, 11/21/16	2,986	2,120
6.75%, 11/14/17	120	85
7.65%, 6/11/13	2,176	1,698
		3,903
Uruguay (0.2%)
Sovereign (0.2%)
Republic of Uruguay,
8.00%, 11/18/22	545	572

Venezuela (6.9%)
Sovereign (6.9%)
Republic of Venezuela,
5.75%, 2/26/16	987	570
7.00%, 3/31/38	1,631	803
9.00%, 5/7/23	617	381
9.25%, 9/15/27	5,406	3,703
10.75%, 9/19/13	8,330	6,914
9.25%, 5/7/28	5,651	3,490
		15,861
TOTAL DEBT INSTRUMENTS (Cost $231,717)		227,721

No. of Warrants
WARRANTS (0.2%)
Nigeria (0.2%)
Central Bank of Nigeria, expires 11/15/20 (a)(g) (Cost $—)	3,000	315

	Shares
SHORT-TERM INVESTMENT (1.0%)
United States (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (h) (Cost $2,407)	2,406,604	2,407
TOTAL INVESTMENTS (100.0%) (Cost $234,124)		230,443
LIABILITIES IN EXCESS OF OTHER ASSETS		(19,641)
NET ASSETS		$210,802

(a)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2009.
(b)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.
(c)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(d)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of June 30, 2009.
(e)	Issuer is in default.
(f)	Non-income producing security.
(g)	Security has been deemed illiquid at June 30, 2009.
(h)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

Futures Contracts:

The Fund had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Short:
U.S. Treasury 10 yr. Note	318	$36,972	Sep-09	$75

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Debt Instruments
Finance	$—	$3,154	$—	$3,154
Industrials	—	1,288	—	1,288
Sovereign	—	223,279	—	223,279
Total Debt Instruments	—	227,721	—	227,721
Futures	75	—	—	75
Short-Term Investment
Investment Company	2,407	—	—	2,407
Warrants	—	315	—	315
Total Assets	2,482	228,036	—	230,518
Liabilities:
Reverse Repurchase Agreement	—	(22,856)	—	(22,856)
Warrants	—	(746)	—	(746)
Total Liabilities	—	(23,602)	—	(23,602)
Total	$2,482	$204,434	$—	$206,916

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	97.0%
Other*	2.0
Short-Term Investment	1.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009

Financial Statements

Statement of Assets and Liabilities

June 30, 2009 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $231,717)	$228,036
Investment in Security of Affiliated Issuer, at Value (Cost $2,407)	2,407
Total Investments in Securities, at Value (Cost $234,124)	230,443
Interest Receivable	5,273
Due from Broker	699
Foreign Currency, at Value (Cost $599)	623
Receivable for Investments Sold	263
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	149
Dividends Receivable	1
Receivable from Affiliate	1
Other Assets	6
Total Assets	237,458
Liabilities:
Payable For:
Reverse Repurchase Agreements	22,904
Dividends Declared	2,723
Outstanding Warrants	746
Investment Advisory Fees	174
Bank Overdraft	10
Administration Fees	6
Custodian Fees	5
Other Liabilities	88
Total Liabilities	26,656
Net Assets
Applicable to 20,943,315 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$210,802
Net Asset Value Per Share	$10.07
Net Assets Consist of:
Common Stock	$209
Paid-in Capital	232,444
Undistributed Net Investment Income	2,005
Accumulated Net Realized Loss	(19,531)
Unrealized Appreciation (Depreciation) on Investments, Futures and Foreign Currency Translations	(4,325)
Net Assets	$210,802

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Operations

Six Months Ended June 30, 2009 (unaudited) (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $34 Foreign Taxes Withheld)	$9,115
Dividends from Security of Affiliated Issuer	6
Total Investment Income	9,121
Expenses:
Investment Advisory Fees (Note B)	970
Administration Fees (Note C)	78
Professional Fees	54
Stockholder Reporting Expenses	17
Custodian Fees (Note D)	10
Stockholder Servicing Agent Fees	4
Directors’ Fees and Expenses	2
Other Expenses	17
Expenses Before Non Operating Expenses	1,152
Interest Expense on Reverse Repurchase Agreements	66
Bank Overdraft Expense	— @
Total Expenses	1,218
Waiver of Administration Fees (Note C)	(42)
Rebate from Morgan Stanley Affiliates (Note G)	(2)
Expense Offset (Note D)	— @
Net Expenses	1,174
Net Investment Income	7,947
Net Realized Gain (Loss) on:
Investments	(5,422)
Foreign Currency Transactions	(3,626)
Futures Contracts	854
Net Realized Loss	(8,194)
Change in Unrealized Appreciation (Depreciation) on:
Investments	31,320
Foreign Currency Translations	168
Future Contracts	75
Change in Unrealized Appreciation (Depreciation)	31,563
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	23,369
Net Increase in Net Assets Resulting from Operations	$31,316

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited) (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$7,947	$13,913
Net Realized Loss	(8,194)	(2,664)
Net Change in Unrealized Appreciation (Depreciation)	31,563	(47,040)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,316	(35,791)
Distributions from and/or in Excess of:
Net Investment Income	(4,922)	(18,360)
Capital Share Transactions:
Repurchase of Shares (173,000 and 699,771 shares)	(1,298)	(5,974)
Total Increase (Decrease)	25,096	(60,125)
Net Assets:
Beginning of Period	185,706	245,831
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $2,005 and $(1,020))	$210,802	$185,706

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Cash Flows

Six Months Ended June 30, 2009 (unaudited) (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$105,688
Purchase of Long-Term Investments	(110,495)
Net (Increase) Decrease in Short-Term Investments	5,255
Net (Increase) Decrease in Foreign Currency Holdings	(120)
Net Increase (Decrease) in Cash Overdraft	(127)
Net Realized Gain (Loss) for Foreign Currency Transactions	(3,626)
Net Realized Gain (Loss) on Futures Contracts	854
Net Investment Income	7,947
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	65
Net (Increase) Decrease in Payables Related to Operations	75
Accretion/Amortization of Discounts and Premiums	(19)
Net Cash Provided (Used) by Operating Activities	5,497
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	29,882
Cash Paid for Reverse Repurchase Agreements	(23,493)
Payment for Fund Shares Repurchased	(1,298)
Cash Distributions Paid	(10,588)
Net Cash Provided (Used) for Financing Activities	(5,497)
Net Increase (Decrease) in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Reverse Repurchase Agreements during the Period	$22

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2009 (unaudited)		2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$8.79		$11.27		$11.19		$10.80	$10.39	$10.24
Net Investment Income†	0.34		0.65		0.69		0.67	0.91	0.83
Net Realized and Unrealized Gain (Loss) on Investments	1.17		(2.32)		0.03		0.49	0.44	0.19
Total from Investment Operations	1.51		(1.67)		0.72		1.16	1.35	1.02
Distributions from and/or in excess of:
Net Investment Income	(0.24)		(0.86)		(0.66)		(0.77)	(0.94)	(0.87)
Anti-Dilutive Effect of Share Repurchase Program	0.01		0.05		0.02		—	—	—
Net Asset Value, End of Period	$10.07		$8.79		$11.27		$11.19	$10.80	$10.39
Per Share Market Value, End of Period	$8.29		$7.07		$9.70		$10.84	$10.88	$9.61
TOTAL INVESTMENT RETURN:
Market Value	20.72	%#	(18.74)%		(4.52)%		7.38%	23.98%	7.95%
Net Asset Value(1)	17.81	%#	(12.95)%		7.46%		11.66%	13.83%	11.24%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$210,802		$185,706		$245,831		$246,684	$238,091	$229,044
Ratio of Expenses to Average Net Assets(2)	1.21	%*+	1.23	%+	1.29	%+	1.34%	1.36%	1.22%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.14	%*+	1.15	%+	1.10	%+	1.16%	1.16%	1.16%
Ratio of Net Investment Income to Average Net Assets(2)	8.19	%*+	6.19	%+	6.11	%+	6.12%	8.58%	8.18%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00	%§	0.00	%§	N/A	N/A	N/A
Portfolio Turnover Rate	50	%#	64%		56%		44%	50%	118%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.25	%*+	1.28	%+	1.34	%+	1.38%	1.41%	1.23%
Ratio of Net Investment Income to Average Net Assets	8.15	%*+	6.14	%+	6.06	%+	6.08%	8.53%	8.17%

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
§	Amount is less than 0.005%
+

The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
#	Not Annualized
§	Amount is less than 0.005%.

14	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements

Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.            Significant Accounting Policies:  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from tho se estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair

15

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At June 30, 2009, the Fund had reverse repurchase agreements outstanding with UBS as follows:

Maturity in Less than 365 Days
Value of Securities Subject to Repurchase	$29,309,000
Liability Under Reverse Repurchase Agreement	$22,904,000
Weighted Average Days to Maturity	73.15

The weighted average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2009 was approximately $18,790,000 at a weighted average weekly interest rate of 0.77%.

3.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

• investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

16

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

A significant portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.              Derivatives:  The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and

17

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options: If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps: A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. When the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (FSP FAS 133-1 and FIN 45-4), effective November 30, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Fund’s use of swaps may include those based on the credit of an underlying security and

18

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

commonly referred to as “credit default swaps Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Structured Investments: The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks

19

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective December 29, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures (000)(a)
Assets:
Interest Rate Contracts	Receivables	$75

(a) This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2009 in accordance with SFAS 161.

Net Realized Gain (Loss)
Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)	Futures (000)
Interest Rate Contracts	Realized Gain (Loss) on Futures Contracts	$—	$854
Foreign Currency Contracts	Realized Gain (Loss) on Foreign Currency Exchange Contracts	(177)	—
Total		$(177)	$854

Change in Net Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)	Futures (000)
Interest Rate Contracts	Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$—	$75
Foreign Currency Contracts	Change in Unrealized Appreciation (Depreciation) on Foreign Currency Exchange Contracts	25	—
Total		$25	$75

20

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

All open derivative positions at period end are reflected on the Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period for the Fund.

5.              Micro-Finance Loans: A portion of the Fund’s investments may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their businesses or finance their families’ basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

6.              Fair Value Measurement: In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7.              Subsequent Event: In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

8.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Dividend income and distributions are recorded on the ex-dividend

21

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.            Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

C.            Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2009, approximately $42,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.            Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.              Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

22

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$18,360	$—	$14,541	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$5,109	$(5,109)	$—

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$47	$—

At June 30, 2009, the U.S. Federal income tax cost basis of investments was approximately 234,124 ,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $3,681,000 of which $11,427,000 related to appreciated securities and $15,108,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $913,000.

At December 31, 2008, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $8,272,000 available to offset future capital gains, of which $3,458,000 will expire on December 31, 2009 and $4,814,000 will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.              Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

G.            Security Transactions and Transactions with Affiliates:  The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio. For the six months ended June 30, 2009, advisory fees paid were reduced by approximately $2,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2009 (000)
$7,662	$79,980	$85,235	$6	$2,407

During the six months ended June 30, 2009, the Fund made purchases and sales totaling approximately $110,414,000 and $104,429,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Assets and Liabilities and the differences could be material.

During the six months ended June 30, 2009, the Fund incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.            Other: On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. During the six months ended June 30, 2009, the Fund repurchased 173,000 of its shares at an average discount of 14.76% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,103,366 of its shares at an average discount of 15.74% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 19, 2009 the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.1300 per share, derived from net investment income, payable on July 15, 2009, to stockholders of record on June 30, 2009.

On June 18, 2009, the Board of Directors of the Fund approved, subject to stockholder approval, a reorganization of Morgan Stanley Global Opportunity Bond Fund, Inc. (“MGB”) into Morgan Stanley Emerging Markets Debt Fund, Inc. Completion of the reorganization is subject to a number of conditions, including approval by the stockholders of MGB.

I.                 Supplemental Proxy Information: On June 17, 2009, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Michael Bozic	17,154,483	1,454,899
Michael F. Klein	17,259,855	1,349,527
W. Allen Reed	17,200,456	1,408,926

24

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1-(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

25

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Fund Management

The Fund is managed within the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric J. Baurmeister, Federico L. Kaune and Abigail L. McKenna, each a Managing Director of the Adviser.

Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in July 2002. Ms. McKenna has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in July 2002. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in August 2002.

26

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of Distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-(800) 231-2608

27

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

28

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

29

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Morgan Stanley Emerging Markets Debt Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	James W. Garrett
Treasurer and Chief Financial Officer
James F. Higgins
Carsten Otto
Dr. Manuel H. Johnson	Chief Compliance Officer

Joseph J. Kearns	Mary E. Mullin
Secretary
Michael F. Klein

W. Allen Reed

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and Director

Randy Takian
President and Principal Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1-(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CEMSDSAN
IU09-03486I-Y06/09

2008 Annual Report

December 31, 2008

Morgan Stanley

Global Opportunity Bond Fund, Inc.

(MGB)

Morgan Stanley
Investment Management Inc.
Investment Adviser

Morgan Stanley Global Opportunity Bond Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the year ended December 31, 2008, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the “Fund”) had total returns of -17.49%, based on net asset value, and -24.14% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Emerging Markets Bond/U.S. Corporate High Yield Blended Composite (the “Index”) which returned -18.58%. The Index is comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield - 2% Issuer Cap Index. On December 31, 2008, the closing price of the Fund’s shares on the New York Stock Exchange was $4.81, representing a 19.6% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  In the first half of 2008, the global economy avoided a serious recession and the prospect of the rest of the world “decoupling” from the U.S. centered credit crisis was considered a possibility. The most serious threat to the economic performance of emerging market (EM) countries during this time was inflationary pressures coming from high food and commodity prices. While economic data began to show signs of deterioration in the U.S. and other developed countries, economic growth in the emerging world remained strong, driven by the continued growth of external accounts and increasing domestic demand. EM bonds, both in U.S. dollars and in local currency, performed relatively well with spreads trading in a fairly narrow range. The U.S. high yield market, however, did not fare as well. Volatility was elevated throughout the period and with the exception of April and May, prices generally declined.

•                  Late in the third quarter, the Lehman Brothers bankruptcy and the associated freezing of credit markets turned the economic headwinds decidedly more negative. Investor confidence plummeted, risk appetite collapsed, and forced selling of all sorts of risky assets ensued. Credit in global markets dried up, marking a turning point for those countries that had managed to remain on the sidelines of the crisis. EM countries endured a series of shocks including manic selling by leveraged investors, an unprecedented drop in commodity prices, and a sharp contraction in developed market growth. For the overall year, EM sovereign bond markets underperformed developed government bond markets, which were considered relative safe havens. The J.P. Morgan Emerging Markets Bond Global Index declined 10.91% for the year, with yield spreads widening from 254 basis points to 724 basis points above U.S. Treasury bonds.

•                  The flight to quality, weakening economy, and forced liquidations in the market led to the worst quarterly performance on record for the U.S. high yield market in the last quarter of 2008, despite a significant rally in the second half of December. During the quarter, high yield spreads widened by 720 basis points to end the year at 1,784 basis points over Treasuries. Industry returns varied considerably but all sectors of the high yield market had negative returns for the year. As is typical in a down market, the higher quality segment of the market outperformed the lower quality segment.

•                  Within the emerging market debt (EMD) portion of the portfolio, overweights in Brazilian and Peruvian debt securities bolstered relative returns, as did an underweight in Argentina. Conversely, detractors from performance included overweights in Russian quasi-sovereign bond, underweights in Lebanese, Chinese and Malaysian debt, and currency exposure to Mexico and Brazil.

•                  With regard to the U.S. high yield portion of the portfolio, an allocation to mortgage securities, which are not included in the Index, detracted from relative performance as the fundamentals of the mortgage market deteriorated amid rising delinquencies and declining home prices. An overweight to the gaming sector also hindered performance, while an underweight to building product/home builders and an overweight to health care were additive to returns.

•                  The Fund’s more defensive positioning overall within the U.S. high yield market was advantageous given the risk-averse environment.

2

Morgan Stanley Global Opportunity Bond Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

Management Strategies

•                  Within EMD, we favored securities in Brazil, Indonesia, Mexico and Peru. We maintained a moderately lower interest-rate duration (a measure of interest-rate sensitivity) for the EMD portfolio throughout most of the period.

•                  On a fundamental basis, we found significant value in EM dollar denominated debt at year end. While EM bond prices did advance in December, risk premiums remain at elevated levels. The improvement in credit markets at year end allowed issuers to borrow from the capital markets and trading volumes to improve slightly. We believe that the destruction of value in the last months of the year has created good opportunities in those EM countries with still strong fundamentals that should position them well to weather the global economic recession.

•                  With regard to the U.S. high yield portion of the Fund, we continued to seek to maintain a balanced and well-diversified portfolio, while allowing for strategic overweights in securities and sectors with the most attractive risk profiles. In terms of issuer size, we focused on larger companies because of their financial flexibility, their ability to withstand less favorable financial conditions, and their superior access to capital markets. Overall, we maintained a more defensive positioning during the reporting year, with a focus on larger, more liquid companies and less exposure to the riskiest segment of the market. Additionally, we eliminated the Fund’s holdings in mortgage securities in the fourth quarter. As of the end of the period, the Fund’s major sector overweights included health care, energy, and utilities. Key sector underweights included technology, buildings products/home builders, and manufacturing.

•                  Despite the rally in the second half of December, spread, yield and price levels in the U.S. high yield market at year end were much worse than those seen in the last two recessions, and appeared to reflect expectations for a period of record defaults. As such, we believe there will be considerable opportunities in the high yield market once the perception emerges that the economy is headed in a positive direction. We are poised to move the portfolio more aggressively in 2009 to take advantage of these opportunities.

Sincerely,

Randy Takian
President and Principal Executive Officer	January 2009

3

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

		Face Amount (000)	Value (000)
DEBT INSTRUMENTS (96.7%)
Argentina (0.2%)
Sovereign (0.2%)
Republic of Argentina, 8.28%, 12/31/33		$134	$44
Brazil (11.5%)
Corporate (0.6%)
Banco ABN Amro Real S.A., 16.20%, 2/22/10	BRL	330	144
Sovereign (10.9%)
Banco Nacional de Desenvolvimento Economico e Social,
6.37%, 6/16/18 (a)		$400	382
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14	BRL	420	161
Federative Republic of Brazil,
6.00%, 1/17/17		$450	467
7.13%, 1/20/37		40	46
8.00%, 1/15/18		660	742
8.88%, 10/14/19 - 4/15/24		476	584
10.50%, 7/14/14		130	164
11.00%, 8/17/40		260	340
			2,886
			3,030
Bulgaria (0.4%)
Sovereign (0.4%)
Republic of Bulgaria, 8.25%, 1/15/15 (a)		101	99
Canada (0.8%)
Corporate (0.8%)
CanWest MediaWorks, Inc., 8.00%, 9/15/12 (b)		171	76
Novelis, Inc., 7.25%, 2/15/15		175	102
OPTI Canada, Inc., 8.25%, 12/15/14		75	41
			219
Chile (1.0%)
Sovereign (1.0%)
Empresa Nacional de Petroleo, 6.75%, 11/15/12 (a)		250	251
Colombia (1.1%)
Sovereign (1.1%)
Republic of Colombia, 7.38%, 1/27/17		100	105
11.75%, 2/25/20		140	188
			293
Denmark (0.1%)
Corporate (0.1%)
Nordic Telephone Co. Holdings A.p.S., 8.88%, 5/1/16 (a)		35	25
Ecuador (0.4%)
Sovereign (0.4%)
Republic of Ecuador, 9.38%, 12/15/15 (c)		220	60
9.95%, 8/15/30 (c)		190	50
			110
France (0.2%)
Corporate (0.2%)
Cie Generale de Geophysique- Veritas S.A., 7.50%, 5/15/15		65	41
Ghana (0.5%)
Sovereign (0.5%)
Republic of Ghana, 8.50%, 10/4/17 (a)		250	142
Indonesia (4.1%)
Corporate (0.8%)
Pindo Deli Finance Mauritius, Tranche A, 5.43%, 4/28/15 (a)(d)		25	14
Tranche B, 5.43%, 4/28/18 (a)(d)		146	41
Tranche C, Zero Coupon, 4/28/25 (d)		587	38
Tjiwi Kimia Finance Mauritius Ltd., Tranche A, 5.43%, 4/28/15 (d)		87	48
Tranche B, 5.53%, 4/28/18 (a)(d)		144	41
Tranche C, Zero Coupon, 4/28/27 (a)(d)		268	18
			200
Sovereign (3.3%)
Republic of Indonesia, 6.88%, 1/17/18		100	82

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

		Face Amount (000)	Value (000)
Indonesia (cont’d)
Sovereign (cont’d)
6.88%, 1/17/18 (a)		$192	$160
7.75%, 1/17/38		201	167
7.75%, 1/17/38 (a)		563	470
			879
			1,079
Ivory Coast (0.2%)
Sovereign (0.2%)
Ivory Coast, Zero Coupon, 3/31/18 (c)		180	46
Kazakhstan (1.2%)
Sovereign (1.2%)
Intergas Finance BV, 6.38%, 5/14/17		90	52
KazMunaiGaz Finance Sub BV, 9.13%, 7/2/18 (a)		400	262
			314
Luxembourg (1.0%)
Corporate (1.0%)
Evraz Group S.A., 9.50%, 4/24/18 (a)		100	51
FMC Finance III S.A., 6.88%, 7/15/17		120	113
Wind Acquisition Finance S.A., 10.75%, 12/1/15 (a)		115	99
			263
Mexico (10.4%)
Sovereign (10.4%)
Mexican Bonos, 8.00%, 12/17/15	MXN	1,812	132
10.00%, 12/5/24		3,890	323
Pemex Project Funding Master Trust, 3.30%, 6/15/10 (a)(d)		$330	313
5.75%, 3/1/18 (a)		670	595
8.63%, 12/1/23		250	246
9.13%, 10/13/10		360	380
United Mexican States, 5.63%, 1/15/17		243	244
5.95%, 3/19/19		334	336
6.75%, 9/27/34		95	101
8.38%, 1/14/11		85	92
			2,762
Netherlands (0.4%)
Corporate (0.4%)
Intergen N.V., 9.00%, 6/30/17 (a)		105	87
NXP B.V./NXP Funding LLC, 7.88%, 10/15/14		75	29
			116
Nigeria (0.7%)
Sovereign (0.7%)
UBS AG, Federal Republic of Nigeria, Credit Linked Unsecured Notes, Zero Coupon, 4/9/09	NGN	27,400	194
Panama (1.2%)
Sovereign (1.2%)
Republic of Panama, 7.25%, 3/15/15		$95	97
9.38%, 4/1/29		206	228
			325
Peru (3.1%)
Sovereign (3.1%)
Republic of Peru, 6.55%, 3/14/37		205	184
8.38%, 5/3/16		90	97
8.75%, 11/21/33		305	343
9.88%, 2/6/15		180	208
			832
Philippines (2.8%)
Sovereign (2.8%)
Republic of Philippines, 8.88%, 3/17/15		399	425
9.00%, 2/15/13		180	192
9.50%, 2/2/30		113	127
			744
Qatar (0.5%)
Sovereign (0.5%)
State of Qatar (Registered), 9.75%, 6/15/30		110	136
Russia (6.2%)
Corporate (0.5%)
TNK-BP Finance S.A., 7.88%, 3/13/18 (a)		295	149

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Russia (cont’d)
Sovereign (5.7%)
RSHB Capital S.A. for OJSC Russian Agricultural Bank, 6.30%, 5/15/17 (a)	$100	$58
7.18%, 5/16/13	100	73
7.18%, 5/16/13 (a)	210	153
Russian Federation, 7.50%, 3/31/30 (a)(e)	295	259
Russian Federation (Registered), 7.50%, 3/31/30 (e)	1,006	883
12.75%, 6/24/28	65	76
		1,502
		1,651
South Korea (0.3%)
Sovereign (0.3%)
Korea Development Bank, 5.30%, 1/17/13	100	91
Trinidad (0.5%)
Sovereign (0.5%)
National Gas Co. of Trinidad & Tobago Ltd., 6.05%, 1/15/36 (a)	172	124
Turkey (5.0%)
Sovereign (5.0%)
Republic of Turkey, 6.75%, 4/3/18	529	505
11.00%, 1/14/13	527	598
11.50%, 1/23/12	20	23
11.88%, 1/15/30	134	192
		1,318
United Kingdom (0.1%)
Corporate (0.1%)
Virgin Media Finance plc, 8.75%, 4/15/14	20	15
United States (38.9%)
Corporate (38.6%)
AES Corp. (The), 7.75%, 3/1/14	40	35
8.00%, 6/1/20 (a)(f)	160	125
8.75%, 5/15/13 (a)	45	44
Allied Waste North America, Inc., 7.25%, 3/15/15	135	126
American Tower Corp., 7.13%, 10/15/12	120	119
7.50%, 5/1/12	75	74
Aramark Corp., 8.50%, 2/1/15	30	27
ArvinMeritor, Inc., 8.75%, 3/1/12	85	46
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/16	40	34
Baldor Electric Co., 8.63%, 2/15/17	40	30
Berry Plastics Holding Corp., 8.88%, 9/15/14	125	55
Biomet, Inc., 11.63%, 10/15/17	115	99
Bombardier, Inc., 6.30%, 5/1/14 (a)	100	83
Brown Shoe Co., Inc., 8.75%, 5/1/12 (f)	100	74
Chaparral Energy, Inc., 8.50%, 12/1/15 (f)	140	29
8.88%, 2/1/17	20	4
Charter Communications Operating LLC/Charter Communications Operating
Capital, 10.88%, 9/15/14 (a)(f)	215	173
Chesapeake Energy Corp., 6.38%, 6/15/15	25	20
7.50%, 9/15/13 (f)	140	121
7.63%, 7/15/13	25	22
CHS/Community Health Systems, Inc.,
8.88%, 7/15/15	180	166
Cimarex Energy Co., 7.13%, 5/1/17	30	24
Constellation Brands, Inc., 7.25%, 9/1/16 - 5/15/17	150	142
Crown Americas LLC/Crown Americas Capital Corp., 7.63%, 11/15/13 (f)	70	70
CSC Holdings, Inc., 8.50%, 6/15/15 (a)	180	159
DaVita, Inc., 6.63%, 3/15/13	145	138

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
United States (cont’d)
Corporate (cont’d)
Dex Media West LLC/Dex Media West Finance Co., 9.88%, 8/15/13	$69	$17
DirecTV Holdings LLC/DirecTV Financing Co., 6.38%, 6/15/15	15	14
7.63%, 5/15/16	120	117
Dynegy Holdings, Inc., 7.75%, 6/1/19	95	66
Echostar DBS Corp., 6.38%, 10/1/11	75	70
6.63%, 10/1/14	50	42
Edison Mission Energy, 7.75%, 6/15/16	100	89
El Paso Corp., 12.00%, 12/12/13	190	187
Eye Care Centers of America, 10.75%, 2/15/15	165	158
Fisher Scientific International, Inc., 6.13%, 7/1/15 (f)	170	150
Ford Motor Credit Co. LLC, 7.00%, 10/1/13 (f)	275	190
7.25%, 10/25/11 (f)	235	172
Forest Oil Corp., 7.25%, 6/15/19	25	18
7.75%, 5/1/14	65	55
Foundation PA Coal Co., 7.25%, 8/1/14	35	29
Freeport-McMoran Copper & Gold, Inc.,
8.38%, 4/1/17	185	152
Freescale Semiconductor, Inc., 8.88%, 12/15/14	155	69
Fresenius Medical Care Capital Trust IV, 7.88%, 6/15/11	35	33
Frontier Communications Corp., 6.25%, 1/15/13	45	38
7.13%, 3/15/19	90	61
General Motors Acceptance Corp. LLC, 6.75%, 12/1/14 (a)(h)	119	86
6.88%, 9/15/11 (a)(h)	161	129
7.50%, 12/31/13 (a)(h)	9	6
8.00%, 12/31/18 (a)(h)	11	6
General Motors Corp., 8.38%, 7/15/33	85	15
Georgia-Pacific LLC, 7.13%, 1/15/17 (a)	105	89
Glatfelter, 7.13%, 5/1/16	30	26
Graham Packaging Co., Inc., 8.50%, 10/15/12	30	21
9.88%, 10/15/14 (f)	135	84
Graphic Packaging International, Inc., 9.50%, 8/15/13	85	59
Harrah’s Operating Co., Inc., 10.00%, 12/15/15 (a)	147	62
HCA, Inc., 5.75%, 3/15/14	55	33
6.25%, 2/15/13 (f)	90	57
7.58%, 9/15/25	65	30
7.69%, 6/15/25	25	12
9.13%, 11/15/14 (f)	220	205
Healthsouth Corp., 10.75%, 6/15/16	110	101
Hexcel Corp., 6.75%, 2/1/15	95	73
Hilcorp Energy I LP/Hilcorp Finance Co., 7.75%, 11/1/15 (a)	185	131
Host Hotels & Resorts LP, 6.38%, 3/15/15	80	60
7.13%, 11/1/13 (f)	90	73
Idearc, Inc., 8.00%, 11/15/16	300	24
Innophos Holdings, Inc., 9.50%, 4/15/12 (a)	50	37
Innophos, Inc., 8.88%, 8/15/14	80	56
Intelsat Corp., 9.25%, 6/15/16 (a)(f)	175	160
Interface, Inc., 9.50%, 2/1/14	90	72
10.38%, 2/1/10	30	30
Invacare Corp., 9.75%, 2/15/15	20	18
Ipalco Enterprises, Inc., 8.63%, 11/14/11	30	28

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
United States (cont’d)
Corporate (cont’d)
Iron Mountain, Inc., 7.75%, 1/15/15	$40	$36
8.63%, 4/1/13 (f)	130	123
Johnsondiversey, Inc., 9.63%, 5/15/12 (f)	125	103
KAR Holdings, Inc., 8.75%, 5/1/14	30	13
Key Energy Services, Inc., 8.38%, 12/1/14	100	66
Knight, Inc., 6.50%, 9/1/12	41	35
Koppers, Inc., 9.88%, 10/15/13	45	42
L-3 Communications Corp., 7.63%, 6/15/12	70	69
Las Vegas Sands Corp., 6.38%, 2/15/15	100	58
LIN Television Corp., 6.50%, 5/15/13	90	43
Massey Energy Co., 6.88%, 12/15/13	165	123
Medco Health Solutions, Inc., 7.13%, 3/15/18	60	56
MGM Mirage, 6.00%, 10/1/09 (f)	200	192
13.00%, 11/15/13 (a)	175	168
Michael Foods, Inc., 8.00%, 11/15/13	75	65
Mirant Americas Generation LLC, 8.50%, 10/1/21	100	76
Nalco Co., 7.75%, 11/15/11	55	53
National Mentor Holdings, Inc., 11.25%, 7/1/14	75	59
Neiman Marcus Group, Inc. (The) PIK, 9.00%, 10/15/15	80	36
Newfield Exploration Co., 6.63%, 9/1/14 (f)	190	157
7.13%, 5/15/18	25	20
Nextel Communications, Inc., 6.88%, 10/31/13	70	30
Nortek, Inc., 8.50%, 9/1/14	130	31
NRG Energy, Inc., 7.38%, 1/15/17	90	83
Omnicare, Inc., 6.75%, 12/15/13	95	81
6.88%, 12/15/15	80	66
Ormat Funding Corp., 8.25%, 12/30/20 (b)	128	95
Owens-Illinois, Inc., 7.50%, 5/15/10 (f)	285	284
Oxford Industries, Inc., 8.88%, 6/1/11 (f)	75	57
Pacific Energy Partners LP/Pacific Energy Finance Corp., 7.13%, 6/15/14	90	79
Phillips-Van Heusen Corp., 7.25%, 2/15/11 (f)	125	110
Pilgrim’s Pride Corp., 7.63%, 5/1/15 (c)	105	29
Plains Exploration & Production Co., 7.63%, 6/1/18	25	17
7.75%, 6/15/15	190	145
Pulte Homes, Inc., 6.38%, 5/15/33	15	8
Qwest Capital Funding, Inc., 7.25%, 2/15/11	20	17
Qwest Communications International, Inc., 5.65%, 2/15/09 (d)	51	51
RBS Global, Inc./Rexnord LLC, 9.50%, 8/1/14	125	94
Reliant Energy, Inc., 7.88%, 6/15/17	90	73
Residential Capital LLC, 8.50%, 5/15/10 (a)	5	3
Rite Aid Corp., 8.63%, 3/1/15	115	40
Sally Holdings LLC/Sally Capital, Inc., 9.25%, 11/15/14	190	164
SandRidge Energy, Inc. PIK, 8.63%, 4/1/15	175	93
Sierra Pacific Power Co., 6.25%, 4/15/12	70	67
Smithfield Foods, Inc., 7.00%, 8/1/11 (f)	70	50
8.00%, 10/15/09	25	24
Sonic Automotive, Inc., 8.63%, 8/15/13	55	21

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
United States (cont’d)
Corporate (cont’d)
Sprint Capital Corp., 6.90%, 5/1/19 (f)	$145	$103
Sprint Nextel Corp., 6.00%, 12/1/16 (f)	140	99
Sun Healthcare Group, Inc., 9.13%, 4/15/15	65	57
SunGard Data Systems, Inc., 9.13%, 8/15/13	95	83
SUPERVALU, Inc., 7.50%, 5/15/12 - 11/15/14	115	99
Tenet Healthcare Corp., 7.38%, 2/1/13 (f)	185	133
9.88%, 7/1/14	45	36
Terra Capital, Inc., 7.00%, 2/1/17	90	67
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15 (a)	160	114
10.50%, 11/1/15 (a)	120	86
Vangent, Inc., 9.63%, 2/15/15	65	38
Verso Paper Holdings LLC/Verso Paper, Inc., 9.13%, 8/1/14	95	38
Warner Chilcott Corp., 8.75%, 2/1/15	77	69
Westlake Chemical Corp., 6.63%, 1/15/16	90	53
Williams Cos., Inc., 7.88%, 9/1/21 (f)	180	138
Windstream Corp., 8.13%, 8/1/13	40	37
XM Satellite Radio Holdings, Inc., 13.00%, 8/1/13 (a)	80	19
		10,223
Mortgage Securities (0.3%)
CA FM Lease Trust, 8.50%, 7/15/17 (a)	67	70
		10,293
Uruguay (0.2%)
Sovereign (0.2%)
Republic of Uruguay, 8.00%, 11/18/22	44	41
Venezuela (3.7%)
Sovereign (3.7%)
Republic of Venezuela, 5.75%, 2/26/16	79	34
7.00%, 3/31/38	130	48
8.50%, 10/8/14	120	63
9.00%, 5/7/23	49	20
9.25%, 9/15/27 - 5/7/28	1,090	530
10.75%, 9/19/13	440	290
		985
TOTAL DEBT INSTRUMENTS (Cost $31,299)		25,583

	Shares
COMMON STOCK (0.0%)
United States (0.0%)
SW Acquisition LP (Cost $—) (b)(g)(h)	1	—
PREFERRED STOCKS (0.1%)
United States (0.1%)
Fannie Mae, 8.75% (Convertible)	305	—	@
Preferred Blocker, Inc. (a)(h)	63	20
		20
TOTAL PREFERRED STOCKS (Cost $49)		20
	No. of Warrants
WARRANTS (0.3%)
Nigeria (0.2%)
Central Bank of Nigeria, expires 11/15/20 (d)	500	50
Venezuela (0.1%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (d)	950	24
TOTAL WARRANTS (Cost $—@)		74

	Shares
SHORT-TERM INVESTMENTS (2.9%)
United States (2.9%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (i)	719,148	719

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
U.S. Treasury Security (0.2%)
U.S. Treasury Bill, 0.002%, 1/15/09 (j)	$60	$60
TOTAL SHORT-TERM INVESTMENTS (Cost $779)		779
TOTAL INVESTMENTS (100.0%) (Cost $32,127)		26,456
LIABILITIES IN EXCESS OF OTHER ASSETS		(1,933)
NET ASSETS		$24,523

(a)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	Security has been deemed illiquid at December 31, 2008
(c)	Issuer is in default.
(d)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2008.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(f)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of December 31, 2008.
(g)

At December 31, 2008, the Fund held less than $500 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(h)	Non-income producing security.
(i)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(j)	Rate shown is the yield to maturity at December 31, 2008.
@	Value is less than $500.
PIK	Payment-in-kind. Income may be paid in additional securities or cash at the discretion of the issuer.

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	165	$229	2/3/09	USD	213	$213	$(16)
USD	208	208	2/3/09	EUR	165	229	21
USD	92	92	1/12/09	MXN	1,240	90	(2)
		$529				$532	$3

BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso
NGN	Nigerian Naira
USD	United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	53.3%
Industrials	16.0
Energy	6.2
Other*	21.7
Short-Term Investments	2.8
Total Investments	100.0%

*	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	December 31, 2008 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $31,408)	$25,737
Investment in Security of Affiliated Issuer, at Value (Cost $719)	719
Total Investments in Securities, at Value (Cost $32,127)	26,456
Cash	46
Interest Receivable	720
Receivable for Investments Sold	28
Unrealized Appreciation on Foreign Currency Exchange Contracts	21
Foreign Currency, at Value (Cost $18)	15
Dividends Receivable	1
Receivable from Affiliate	— @
Other Assets	1
Total Assets	27,288
Liabilities:
Payable For:
Reverse Repurchase Agreements	1,763
Dividends Declared	755
Lehman Brothers Closed Swap Transactions	134
Lehman Brothers Closed Reverse Repurchase Transactions	21
Investment Advisory Fees	20
Custodian Fees	4
Directors’ Fees and Expenses	3
Administration Fees	2
Unrealized Depreciation on Foreign Currency Exchange Contracts	18
Other Liabilities	45
Total Liabilities	2,765
Net Assets
Applicable to 4,103,296 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$24,523
Net Asset Value Per Share	$5.98
Net Assets Consist of:
Common Stock	$41
Paid-in Capital	46,723
Undistributed Net Investment Income	168
Accumulated Net Realized Loss	(16,732)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	(5,677)
Net Assets	$24,523

@       Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Global Opportunity Bond Fund, Inc.

Financial Statements

Statement of Operations	Year Ended December 31, 2008 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$ 2,678
Dividends from Security of Affiliated Issuer	24
Dividends from Securities of Unaffiliated Issuers	1
Total Investment Income	2,703
Expenses:
Investment Advisory Fees (Note B)	301
Professional Fees	79
Stockholder Reporting Expenses	29
Administration Fees (Note C)	24
Custodian Fees (Note D)	13
Stockholder Servicing Agent Fees	8
Directors’ Fees and Expenses	1
Other Expenses	41
Expenses Before Non Operating Expenses	496
Interest Expense on Reverse Repurchase Agreements	107
Bank Overdraft Expense	1
Total Expenses	604
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(1)
Expense Offset (Note D)	— @
Net Expenses	603
Net Investment Income	2,100
Net Realized Gain (Loss) on:
Investments	(3,036)
Foreign Currency Transactions	104
Futures Contracts	(497)
Swap Agreements	368
Net Realized Loss	(3,061)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(5,104)
Foreign Currency Exchange Contracts and Translations	(4)
Future Contracts	27
Swap Agreements	(196)
Change in Unrealized Appreciation (Depreciation)	(5,277)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(8,338)
Increase from Payment by Affiliate (Note H)	36
Net Decrease in Net Assets Resulting from Operations	$(6,202)

@       Amount is less than $500.

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

Financial Statements

Statements of Changes in Net Assets	Year Ended December 31, 2008 (000)	Year Ended December 31, 2007 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$ 2,100	$ 2,131
Net Realized Gain (Loss)	(3,061)	955
Net Change in Unrealized Appreciation (Depreciation)	(5,277)	(1,372)
Increase from Payment by Affiliate	36	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,202)	1,714
Distributions from and/or in Excess of:
Net Investment Income	(2,119)	(2,353)
Capital Share Transactions:
Reinvestment of Distributions (1,975 shares in 2007)	—	18
Repurchase of Shares (71,235 and 29,650 shares, respectively)	(448)	(212)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(448)	(194)
Total Decrease	(8,769)	(833)
Net Assets:
Beginning of Period	33,292	34,125
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $168 and $(262), respectively)	$24,523	$33,292

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley Global Opportunity Bond Fund, Inc.

Financial Statements

Statement of Cash Flows	Year Ended December 31, 2008 (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$18,478
Purchase of Long-Term Investments	(17,037)
Net Increase (Decrease) in Short-Term Investments	106
Net Increase (Decrease) in Foreign Currency Holdings	(14)
Net Increase (Decrease) in Cash Overdrafts	(20)
Net Realized Gain (Loss) for Foreign Currency Transactions	104
Net Realized Gain (Loss) on Futures Contracts	(497)
Net Realized Gain (Loss) on Swap Agreements	368
Reimbursement by Affiliate	36
Net Investment Income	2,100
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	63
Net (Increase) Decrease in Payables Related to Operations	(65)
Accretion/Amortization of Discounts and Premiums	(47)
Net Cash Provided (Used) by Operating Activities	3,575
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	22,468
Cash Paid for Reverse Repurchase Agreements	(23,219)
Payment for Fund Shares Repurchased	(448)
Cash Distribution Paid	(2,330)
Net Cash Provided (Used) for Financing Activities	(3,529)
Net Increase(Decrease) in Cash	46
Cash at Beginning of Period	—
Cash at End of Period	$46

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Reverse Repurchase Agreements during the Period	$156

14	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 7.97	$ 8.12	$ 7.93	$ 8.07	$ 7.91
Net Investment Income†	0.51	0.51	0.49	0.61	0.63
Net Realized and Unrealized Gain (Loss) on Investments	(2.02)	(0.11)	0.25	(0.08)	0.16
Total from Investment Operations	(1.51)	0.40	0.74	0.53	0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.51)	(0.56)	(0.55)	(0.67)	(0.63)
Anti-Dilutive Effect of Share Repurchase Program	0.02	0.01	—	—	—
Increase from Payment by Affiliate	0.01	—	—	—	—
Net Asset Value, End of Period	$ 5.98	$ 7.97	$ 8.12	$ 7.93	$ 8.07
Per Share Market Value, End of Period	$ 4.81	$ 6.97	$ 9.63	$ 9.06	$ 10.25
TOTAL INVESTMENT RETURN:
Market Value	(24.14)%	(22.04)%	13.25%	(4.24)%	42.60%
Net Asset Value(1)	(17.49)%#	5.85%	8.96%	6.46%	10.14%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$24,523	$33,292	$34,125	$33,289	$33,858
Ratio of Expenses to Average Net Assets	2.00%+	1.91%+	2.20%	2.45%	1.91%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.65%+	1.46%+	1.59%	1.61%	1.61%
Ratio of Net Investment Income to Average Net Assets	6.97%+	6.21%+	6.18%	7.53%	8.00%
Portfolio Turnover Rate	55%	40%	39%	53%	91%

(1)                   Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†                           Per share amount is based on average shares outstanding.

#                          The Adviser reimbursed the Fund for losses incurred on derivative transactions that breached an investment guideline of the Fund during the period. The impact of this reimbursement is reflected in the total investment returns shown above. Without this reimbursement, the total investment return based on net asset value would have been (17.62)%. (See Note H within the Notes to Financial Statements)

+                          Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	15

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements

The Morgan Stanley Global Opportunity Bond Fund, Inc. (the “Fund”) was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to seek to produce high current income and as a secondary objective to seek capital appreciation. In seeking to achieve these objectives the Fund will invest primarily in high yield bonds of issuers located throughout the world, including U.S. issuers and issuers in emerging countries. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to high yield bonds of U.S. and non-U.S. issuers, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.     Accounting Policies:    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                  Security Valuation:    Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Director”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                  Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are credit-worthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

16

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

At December 31, 2008, the Fund had a reverse repurchase agreement outstanding with UBS Warburg as follows:

Maturity in Less than 366 Days
Value of Securities Subject to Repurchase	$ 3,198,000
Liability Under Reverse Repurchase Agreement	$ 1,763,000
Weighted Average Days to Maturity	42.71

The weighted average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2008 was approximately $2,730,000 at a weighted average weekly interest rate of 4.07%.

3.                  Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•    investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•    investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consists of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.                  Derivatives:    The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Cross Currency Hedges:    The Fund may enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated. At December 31, 2008, the Fund did not have any outstanding cross currency hedges.

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Morgan Stanley Global Opportunity Bond Fund, Inc.

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Notes to Financial Statements (cont’d)

Foreign Currency Exchange Contracts:    The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward Foreign Currency Exchange Contracts:    The Board increased the Fund’s ability to invest in forward foreign currency exchange contracts up to 100%. These transactions involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets. Use of forward foreign currency exchange contracts involves risks. If the Adviser employs a strategy that does not correlate well with the Fund’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund’s volatility and, thus, could involve a significant risk. At December 31, 2008, the Fund did not have any outstanding forward foreign currency exchange contracts.

Purchased & Written Options:    The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Fund may purchase call and put options on its securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. At December 31, 2008, the Fund did not have any outstanding purchased or written options.

Foreign Options:    When conducted outside the United States, options and futures may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity. At December 31, 2008, the Fund did not have any outstanding foreign options.

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Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

Options on Foreign Currencies:    The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market. At December 31, 2008, the Fund did not have any outstanding options on foreign currencies.

Structured Products:    The Fund may invest in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock

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Notes to Financial Statements (cont’d)

indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Structured Securities:    The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Futures:    The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as (“variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, the Fund did not have any outstanding futures contracts.

Over-the-Counter Trading:    Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

Swaps:    A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The Fund intends to use interest rate swaps for

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Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

hedging purposes, to manage the maturity and duration of the Fund, or to gain exposure to a market without directly investing in securities traded in that market.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.

The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Swap Options:    The Fund may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Fund. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Fund to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

Credit Default Swaps:    Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps in the Statement of Operations. Credit default swaps

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Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Interest Rate Swaps:    Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Fund amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statement of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps:    Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

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Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets & Liabilities may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown in the Statement of Assets & Liabilities.

Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets & Liabilities. At December 31, 2008, the Fund did not have any outstanding swap agreements.

5.                  Securities Sold Short: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. At December 31, 2008, the Fund did not have any outstanding securities sold short.

6.                  Bank Loans: Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. At December 31, 2008, the Fund did not have any outstanding bank loans.

7.                  Mortgage Related Securities: The Fund may invest in mortgage-related securities, including mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).

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Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

Mortgage-backed securities. One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Commercial mortgage-backed securities. The Fund may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of

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Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or “IO” Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or “PO” Class).

Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Inverse Floaters. The Fund may invest in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate.

Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

To the extent the Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

8.                  New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts

25

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

9.                  Fair Value Measurement: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities (000)		Other Financial Instruments* (000)
Level 1 - Quoted Prices	$ 719		$ —
Level 2 - Other Significant Observable Inputs	25,737		(1,753)
Level 3 - Significant Unobservable Inputs	—	**	—
Total	$ 26,456		$ (1,753)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities (000)
Balance as of 12/31/07	$ 20
Accrued discounts/premiums	—	@
Realized gain (loss)	(806)
Change in unrealized appreciation (depreciation)	797
Net purchases (sales)	(11)
Net transfers in and/or out of Level 3	—
Balance as of 12/31/08	$ —	**
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 12/31/08.	$ —

@ Amount is less than $500.

*Other financial instruments include forwards and reverse repurchase agreements.

**Includes a security which is valued at zero.

10.           Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are

26

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt.

B.                 Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

C.                 Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2008, no administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.                 Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.                   Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes(FIN 48)sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$2,119	$—	$2,353	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

27

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown reclass, swap transactions and investment in certain fixed income securities, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$449	$(432)	$(17)

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$278	$—

At December 31, 2008, the U.S. Federal income tax cost basis of investments was approximately $32,214,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $5,758,000 of which $438,000 related to appreciated securities and $6,196,000 related to depreciated securities.

At December 31, 2008, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $15,094,000 to offset against future capital gains of which $1,037,000 will expire on December 31, 2009, $6,605,000 will expire on December 31, 2010, $5,597,000 will expire on December 31, 2011 and $1,855,000 will expire on December 31, 2016.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $1,459,000.

F.                   Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.                 Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value December 31, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2008 (000)
$835	$18,298	$18,414	$24	$719

During the year ended December 31, 2008, the Fund made purchases and sales totaling approximately $17,189,000 and $18,568,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. For the year ended December 31, 2008, sales of long-term U.S. Government securities were approximately $386,000.

During the year ended December 31, 2008, the Fund incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.                 Reimbursement by Affiliate: The Adviser reimbursed the Fund for a loss of approximately $36,000 incurred on derivative transactions that breached an investment guideline of the Fund during the period. The amount is reflected in the Statement of Operations and Statements of Changes in Net Assets.

I.                      Other: A significant portion of the Fund’s total investments consists of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities

28

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

may differ from the value reflected on the Portfolio of Investments and the differences could be material.

On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. During the year ended December 31, 2008, the Fund repurchased 71,235 of its shares at an average discount of 15.33% from net asset value per share. Since the inception of the program, the Fund has repurchased 100,885 of its shares at an average discount of 14.66% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On December 12, 2008 the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.1841 per share, derived from net investment income, payable on January 7, 2009, to stockholders of record on December 31, 2008.

J.                   Supplemental Proxy Information (unaudited): On June 19, 2008, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Kathleen A. Dennis	3,417,531	199,319
Joseph J. Kearns	3,410,883	205,967
Michael E. Nugent	3,407,743	209,107
Fergus Reid	3,405,589	211,261

Federal Income Tax Information (unaudited)

For Federal Income Tax purposes, the following information is furnished with respect to the Fund’s earnings for its taxable year ended December 31, 2008.

For non-U.S. residents, the Fund may designate up to a maximum of approximately $19,000 as qualifying as interest-related dividends.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/msim. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

29

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s website at www.sec.gov.

30

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Portfolio Management (unaudited)

The Fund is managed by members of the Taxable Fixed Income and Taxable High Yield teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric J. Baurmeister, Federico L. Kaune, Abigail L. McKenna and Dennis Schaney, each a Managing Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Fund in July 2003. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and joined the team managing the Fund in July 2003. Ms. McKenna has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Fund in July 2003. Mr. Schaney has been associated with the Adviser in an investment management capacity since September 2008 and began managing the Fund in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October 2003 to April 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January 1998 to October 2003).

Revised Investment Policy (unaudited)

The Board of Directors approved changes/classifications in the investment policies discussed below:

A portion of the Fund’s investments in emerging markets securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their business or finance their families’ basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risks. In addition, most micro-clients have low income and little or no previous credit history. As a result, there is no assurance that micro-credit clients will be able to repay the microfinance loans.

31

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Report of Independent Registered Public
Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Global Opportunity Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Opportunity Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Opportunity Bond Fund, Inc. at December 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2009

32

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Global Opportunity Bond Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

33

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                 We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                 We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                 We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                 We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                 If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

34

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

35

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

36

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly, CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

37

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

38

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

39

Morgan Stanley Global Opportunity Bond Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Executive Officers (cont’d):

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*     This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 3, 2008.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

40

Morgan Stanley Global Opportunity Bond Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Amy R. Doberman
Michael Bozic	Vice President

Kathleen A. Dennis	Stefanie V. Chang Yu
Vice President
James F. Higgins
James W. Garrett
Dr. Manuel H. Johnson	Treasurer and Chief
Financial Officer
Joseph J. Kearns
Carsten Otto
Michael F. Klein	Chief Compliance Officer

W. Allen Reed	Mary E. Mullin
Secretary
Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and Director

Randy Takian
President and Principal Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CEMGBANN IU09-O0638P-Y12/08

PART C--OTHER INFORMATION

Item 15.  Indemnification

The response to this item is included in Exhibits 1 and 2 under Item 16 below.

Section 2-418 of the Maryland General Corporation Law, Article SEVENTH of the Fund’s Charter, Article VII of the Fund’s Amended and Restated Bylaws, the Investment Advisory and Management Agreement and the Administration Agreement provide for the indemnification of directors and officers of the Fund to the maximum extent permitted by Maryland Law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.  The Fund’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Item 16.  Exhibits

1)     Articles of Incorporation, are incorporated herein by reference to Exhibit 1 to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

2)     Amended and Restated By-Laws dated July 31, 2003, are incorporated herein by reference to Exhibit (b) to Amendment No. 9 to the Registration Statement on Form N-2 filed on August 28, 2003.

3)     Not applicable.

4)     Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

5)     Not applicable.

6)     Investment Advisory and Management Agreement, is incorporated herein by reference to Exhibit 6 to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

7)     Not applicable.

8)     Not applicable.

9)     (a) Global Custody Agreement, is incorporated by reference to Exhibit 9(a) to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

(b)   Amendment dated May 4, 2007 to the Global Custody Agreement, is incorporated by reference to Exhibit 9(b) to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

(c)   Amendment dated June 26, 2008 to the Global Custody Agreement, is incorporated by reference to Exhibit 9(c) to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

10)   Dividend Reinvestment and Cash Purchase Plan, is incorporated by reference to Exhibit 10 to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

11)   (a)   Opinion and Consent of Dechert LLP, is filed herewith.

(b)   Opinion of Ballard Spahr LLP, is filed herewith.

12)   Form of opinion of Dechert LLP (as to tax matters), is filed herewith.

13)   (a)   Amended and Restated Administration Agreement, is incorporated by reference to Exhibit 13(a) to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

(b)   Transfer Agency and Service Agreement, is incorporated by reference to Exhibit 13(b) to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

(c)   Amendment dated April 24, 2009 to the Transfer Agency and Service Agreement, is incorporated by reference to Exhibit 13(c) to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

14)   Consent of Independent Registered Public Accounting Firm, is filed herewith.

15)   Not applicable.

16)   Powers of Attorney of Directors dated June 19, 2009, are incorporated by reference to Exhibit 16 to Registrant’s Registration Statement on Form N-14 8C, filed on July 17, 2009.

17)   Form of Proxy, is filed herewith.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York on the 22nd day of September 2009.

MORGAN STANLEY EMERGING MARKETS
DEBT FUND, INC.

By:	/s/ Randy Takian
Randy Takian
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
(1) Principal Executive Officer	President and Principal Executive Officer	September 22, 2009

/s/ Randy Takian
Randy Takian

(2) Principal Financial Officer	Treasurer and Chief Financial Officer	September 22, 2009

/s/ James Garrett
James Garrett

(3) Majority of the Directors

INDEPENDENT DIRECTORS
Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

/s/ Carl Frischling		September 22, 2009
By: Carl Frischling
Attorney-In-Fact for the
Independent Directors

INTERESTED DIRECTOR
James F. Higgins

/s/ Stefanie V. Chang Yu		September 22, 2009
By: Stefanie V. Chang Yu
Attorney-In-Fact for the
Interested Director

EXHIBIT INDEX

11) (a)	Opinion and Consent of Dechert LLP.
11) (b)	Opinion of Ballard Spahr LLP.
12)	Form of opinion of Dechert LLP (as to tax matters).
14)	Consent of Independent Registered Public Accounting Firm.
17)	Form of Proxy